[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Exhibit 10.7
AMENDED AND RESTATED
FACILITY AGREEMENT
Originally made on 21 August, 2008 and
amended and restated on 29 November, 2009
Amongst

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
(i)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(continued)

SCHEDULES	DESCRIPTION

Schedule 1.1.15	Form of Borrower Debenture

Schedule 1.1.16	Form of Borrower Jersey Pledge

Schedule 1.1.17	Form of Borrower MTA Assignment

Schedule 1.1.20	Intentionally Deleted

Schedule 1.1.24	Intentionally Deleted

Schedule 1.1.28	CPI/Gazit MTA Deed of Assignment

Schedule 1.1.29	Copy of Amended and Restated Custodian Agreement

Schedule 1.1.34	Form of Drawdown Request

Schedule 1.1.47	Copy of Standard Forms with respect to the Borrower Charged Account

Schedule 1.1.53(A)	Form of Gazit Canada Israeli Pledge

Schedule 1.1.53(B)	Form of Amendment to the Gazit Canada Israeli Pledge

Schedule 1.1.54	Form of Gazit Canada Ontario Guarantee

Schedule 1.1.55(A)	Form of Gazit Canada Ontario Pledge

Schedule 1.1.55(B)	Form of Amendment to the Gazit Canada Ontario Pledge

Schedule 1.1.55B	Copy of Articles of Amalgamation of Gazit Canada

Schedule 1.1.60(A)	Form of Amended, Restated and Supplemented Gazit Midas English Pledge

Schedule 1.1.60(B)	Form of Amendment, Restatement and Supplemental Deed to the Gazit Midas English Pledge

Schedule 1.1.61	Form of Gazit Midas Israeli Pledge

Schedule 1.1.62	Intentionally Deleted

Schedule 1.1.76	List of persons who have Knowledge relating to MEL

Schedule 1.1.83	Copy of Master Transaction Agreement

Schedule 1.1.107	Copy of Amended and Restated Relationship Agreement

Schedule 1.1.108	Copy of Relationship Agreement Deed of Assignment

Schedule 1.1.116	Copy of Amended and Restated Shareholders’ Agreement and Investor Parties Term Sheet between CPI and the Borrower

Schedule 1.1.117(f)	Description of matters for which a majority of two-thirds of the shareholders of MEL is required

Schedule 1.1.121A	Copy of Transaction Agreement

Schedule 3.1	Intentionally Deleted

(vi)

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(continued)

SCHEDULES	DESCRIPTION

Schedule 3.2.3	Intentionally Deleted

Schedule 3.2.12	Intentionally Deleted

Schedule 4.3	Intentionally Deleted

Schedule 13.6	Listed Consents

Schedule 13.7(A)	Copy of shareholders’ agreement relating to FCR dated October 5, 2000

Schedule 13.7(B)	Copy of shareholders’ agreement relating to Equity One dated October 4, 2000

Schedule 13.10	Description of pending or Threatened Proceedings that may affect the business of the Borrower or against Gazit Midas or that may prevent, delay, invalidate or interfere with the transactions contemplated under any Finance Document or under the Master Transaction Agreement or under the Transaction Agreement

Schedule 13.12	Articles of Association of MEL

Schedule 23.3(A)	Form of Transfer Certificate

Schedule 23.3(B)	List of permitted financial institutions

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
THIS AGREEMENT was made on the 21st day of August, 2008 and amended and restated by the parties as at November 29, 2009,
AMONGST:
(1)	GAZIT—GLOBE LIMITED, a company incorporated under the laws of the State of Israel (company number 52—003323—4), having its registered office at 1 Derech Hashalom, Tel-Aviv, Israel (“the Borrower”)

(2)	BANK HAPOALIM B.M., a banking corporation incorporated in the State of Israel, in its capacity as Arranger, Lender, Facility Agent and Security Trustee

(3)	ISRAEL DISCOUNT BANK LTD., a banking corporation incorporated in the State of Israel, in its capacity as Lender
AND
(4)	UNION BANK OF ISRAEL LTD., a banking corporation incorporated in the State of Israel, in its capacity as Lender

WHEREAS:	on March 20, 2008, the Borrower, CPI/Gazit and CPI entered into the Master Transaction Agreement with MEL, Meinl European Real Estate Limited (“MERE”) and Meinl Bank AG, pursuant to which, inter alia (and subject to the terms and conditions thereof):
(a)	on closing of the Master Transaction Agreement, CPI/Gazit acquired convertible securities of MEL as well as (with no additional consideration) certain warrants to acquire shares in MEL;

(b)	Intentionally Deleted;

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(c)	Intentionally Deleted;

AND WHEREAS:	the Borrower has (by way of the Borrower MTA Assignment), assigned all its rights under the Master Transaction Agreement to Gazit Midas and CPI has assigned all its rights under the Master Transaction Agreement to CPI CEE and CPI/Gazit has (by way of the CPI/Gazit MTA Deed of Assignment), assigned its rights to Claims (as defined in the Master Transaction Agreement) to CPI CEE and Gazit Midas;

AND WHEREAS:	pursuant to a shareholders’ agreement between CPI CEE and Gazit Midas and having regard to the rights to be granted to CPI CEE and Gazit Midas under the articles of association of MEL (in their form as at the closing of the Master Transaction Agreement) and the rights to be granted under a relationship agreement amongst MEL, Gazit Midas and CPI CEE, the Borrower held, on Financial Close and, thereafter, until the Amendment Closing Date, the Significant Management Rights (as such term was defined in this Agreement in its form prior to the Amendment Closing Date) regarding MEL;

AND WHEREAS:	pursuant, inter alia, to the above-mentioned Contracts as amended on or before the Amendment Closing Date, the Borrower will hold, on the Amendment Closing Date, the Significant Management Rights;

AND WHEREAS:	the Lenders (as well as [***], which has, on the Amendment Closing Date, assigned all its rights, benefits and obligations under the Finance Documents (including this Agreement) to Bank Hapoalim) made available to the Borrower a loan facility in order to finance, partially or in whole, the consideration paid by the Borrower through Gazit Midas for the purchase by the latter of convertible securities in MEL, all subject to the terms and conditions contained in this Agreement below;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NOW, THEREFORE, IT IS HEREBY AGREED as follows:
1. INTERPRETATION
1.1.	Definitions

In this Agreement, including the preamble and the Schedules hereto, the following terms shall have the meanings set out opposite them below:

1.1.1.	“Aggregate Average Market Value”	-	means, for any Relevant Period, the sum of the Average Market Value Equity One, the Average Market Value FCR and the Average Market Value MEL Shares, all for such Relevant Period; “Relevant Period” shall mean any period of 7 (seven) consecutive days on which each of the stock exchanges on which the Pledged Securities are listed for trading are open for trading in such Pledged Securities. For the purposes of defining “Relevant Period”, any Pledged Securities not listed for trading on a stock exchange, shall not be taken into account;

1.1.1A.	“Amendment Closing Date”	-	means November 30, 2009;

1.1.2.	“Applicable Accounting Principles”	-	means, in relation to: (a) the Borrower, the accounting principles and practices generally accepted in Israel for public companies; (b) MEL, the accounting principles and practices generally accepted in its jurisdiction of incorporation and/or where MEL’s Securities are listed for trading, reconciled, to the extent necessary, in accordance with IFRS; and (c) Gazit Midas, IFRS;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.3.	Intentionally Deleted;

1.1.4.	“Arranger”	-	means Bank Hapoalim;

1.1.4A.	“Arranger’s Additional Fee Letter”	-	means the fee letter dated on or about the Amending Closing Date between the Arranger and the Borrower with respect to a fee payable by the Borrower to the Arranger for its own account;

1.1.4B.	“Arranger’s Amendments Fee Letter”	-	means the fee letters dated January 28, 2009 and March 25, 2009, each between the Arranger and the Borrower with respect to fees payable by the Borrower to the Arranger for its own account, regarding the amendments made on the aforesaid dates;

1.1.5.	“Arranger’s Fee Letter”	-	means the fee letter dated August 21, 2008 between the Arranger and the Borrower with respect to a fee payable by the Borrower to the Arranger for its own account;

1.1.5A.	“Atrium Deed”	-	means the Deed in relation to MEL entered into between MEL, CPI, the Borrower, CPI/Gazit, Gazit Midas, CPI CEE and Gazit Gaia Limited on January 13, 2009;

1.1.6.	“Auditors”	-	means, with respect to the Borrower, Ernst & Young (Israel) and, with respect to MEL, KPMG Channel Islands Limited or, in each case, another leading firm of independent auditors affiliated to one of the big 4 (four) internationally recognised firms of auditors;

1.1.7.	Intentionally Deleted;

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1.1.8.	Intentionally Deleted;

1.1.9.	“Average Market Value Equity One”	-	means, for any period of 7 (seven) consecutive days on which the NYSE is open for trading in the common stock of Equity One (“the Relevant Period”), the average of the Price for Pledged Equity One Shares on each such day during the Relevant Period. “The Price for Pledged Equity One Shares” on any such day shall mean the Euro equivalent of the price (in US Dollars) per common stock of Equity One quoted on the NYSE at the close of trading on such day (as said closing price appears in the official share price sheet published by the NYSE for such day) during the Relevant Period, multiplied by the number of Pledged Equity One Shares on such day;

1.1.10.	“Average Market Value FCR”	-	means, for any period of 7 (seven) consecutive days on which the TSX is open for trading in the common shares or, as applicable, debentures of FCR (“the Relevant Period”), the average of the Price for Pledged FCR Securities on each such day during the Relevant Period. “The Price for Pledged FCR Securities” on any such day shall mean the Euro equivalent of the sum of:
(a)	the price (in Canadian Dollars) per common shares in the capital stock of FCR quoted on the TSX (TSX symbol FCR) at the close of trading on such day (as said closing price appears in the official

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

share price sheet published by the TSX for such day) during the Relevant Period, multiplied by the number of such common shares constituting Pledged FCR Securities on such day;
(b)	the price (in Canadian Dollars) per Series A convertible debentures of FCR quoted on the TSX (TSX symbol FCR.DB.A) at the close of trading on such day (as said closing price appears in the official debenture price sheet published by the TSX for such day) during the Relevant Period, multiplied by the number of Series A convertible debentures of FCR constituting Pledged FCR Securities on such day; and

(c)	the price (in Canadian Dollars) per Series B convertible debentures of FCR quoted on the TSX (TSX symbol FCR.DB.B) at the close of trading on such day (as said closing price appears in the official debenture price sheet published by the TSX for such day) during the Relevant Period, multiplied by the number of Series B convertible debentures of FCR constituting Pledged FCR Securities on such day;

1.1.11.	“Average Market Value MEL Shares”	-	means, for any period of 7 (seven) consecutive days on which the Vienna Stock

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exchange, Euronext Amsterdam N.V. or any other recognised stock exchange, as applicable, is open for trading in ordinary shares of MEL (“the Relevant Period”), the average of the Price for Pledged MEL Shares on each such day during the Relevant Period. “The Price for Pledged MEL Shares” on any such day shall mean the price (in Euro) per ordinary share of MEL quoted on the Vienna Stock Exchange, Euronext Amsterdam N.V. or on such other recognised stock exchange, as applicable, at the close of trading on such day (as said closing price appears in the official share price sheet published by the Vienna Stock Exchange, Euronext Amsterdam N.V. and/or by such other stock exchange, as applicable, for such day) during the Relevant Period, multiplied by the number of Pledged MEL Shares listed for trading on the relevant stock exchange on such day. In the event that ordinary shares of MEL are at any time traded on more than one recognised stock exchange, the Price for Pledged MEL Shares shall be determined in accordance with the price per share quoted on the Vienna Stock Exchange or, in the event that the volume of trade in any other recognised stock exchange is substantially higher than that of the Vienna Stock Exchange (or any replacement stock exchange) and the Borrower shall have given the Facility Agent notice to such effect, such other recognised stock exchange, provided that the determination of the price per share in

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

accordance with the prices quoted on such other recognised stock exchange shall commence 10 (ten) days after receipt by the Facility Agent of the Borrower’s aforesaid notice. For the avoidance of doubt, “shares” used above shall include Austrian Depository Certificates, shares in book-entry or dematerialised form or any instrument equivalent thereto;

1.1.12.	“Bank Hapoalim”	-	means Bank Hapoalim B.M., a banking corporation incorporated under the laws of Israel;

1.1.13.	“Borrower”	-	means Gazit—Globe Limited, a company incorporated under the laws of Israel (company number 52—003323—4);

1.1.14.	“Borrower Charged Account”	-	means account number 608887 at Bank Hapoalim, Central Branch (no. 600), in the name of the Borrower:
(a)	to which account the Loan was transferred pursuant to this Agreement; and

(b)	through which account:
(i)	all repayments and prepayments (if any) of the Loan and interest accrued thereon) shall be made; and

(ii)	any other payments payable to the Finance Parties, in whatever capacity, by the Borrower under any Finance

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.15.	“Borrower Debenture”	-	Document shall be made;

means the debenture agreement, governed by Israeli law, in the form of Schedule 1.1.15 hereto executed on Financial Close between the Borrower and the Security Trustee, pursuant to which and subject to the terms and conditions thereof, the Borrower granted to the Security Trustee, as part of the security for the Secured Obligations, inter alia:
(a)	a first-ranking fixed pledge and charge over all rights of the Borrower in relation to all shareholders’ loans in Gazit Midas; and

(b)	a first-ranking fixed pledge and charge, as well as a floating charge, over all rights relating to the Borrower Charged Account, including the moneys therein and the debts represented thereby;

1.1.16.	“Borrower Jersey Pledge”	-	means the pledge agreement, governed by Jersey law, in the form of Schedule 1.1.16 hereto (including a Jersey security interest agreement) executed on Financial Close between the Borrower, the Security Trustee and the Trust Company, pursuant to which and subject to the terms and conditions thereof, the Borrower granted to the Security Trustee, as part of the security for the Secured Obligations, inter alia, a security over all rights of the Borrower in relation to all shares and any other means of control in Gazit Midas and to all

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Related Rights in relation to any such shares or other means of control; all share certificates representing such shares to be held by the Trust Company, all pursuant to the said pledge agreement;

1.1.17.	“Borrower MTA Assignment”	-	means the deed of assignment dated August 1, 2008 between the Borrower and Gazit Midas, in the form of Schedule 1.1.17 hereto, pursuant to which the Borrower assigned to Gazit Midas all its rights under the Master Transaction Agreement;

1.1.18.	“Business Day”	-	means:
(a)	with respect to payment, purchase or any other transaction in, or performance of calculations in, sums denominated in Euro, a day, other than Saturday or Sunday, on which: (i) the Facility Agent is open for trading in Euro; and (ii) the Trans-European automated Real-Time Gross Settlement Express Transit payment system (or any successor settlement system as determined by the Facility Agent) is open for settlement of payments in Euro; and

(b)	in all other cases, a day (other than Friday or any other Israeli Non-Banking Day) on which the corporate division of the Facility Agent is open for business. “Israeli Non-Banking Day” shall mean any of the following days:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Saturday, a public holiday in Israel, the 2 (two) days of New Year (Rosh Hashana), the Day of Atonement (Yom Kippur) and the day before the Day of Atonement, the first day of the Tabernacles (Succot), the eighth day of Tabernacles (Shmini Azeret), Purim, the first and seventh days of Passover (Pesach), Israel’s Independence Day, the day of Pentecost (Shavuot), the Ninth of Av and any day determined by the Israeli Examiner of Banks or by law as a day on which banks in Israel do not carry on business;

1.1.18A.	“Change of Control Period”	-	shall bear the meaning ascribed to such term in clause 15.19.1 below;

1.1.19.	“Charged Accounts”	-	means the Borrower Charged Account, the MGN America Charged Account, the Gazit Canada Charged Account and the Gazit Midas Charged Accounts and “Charged Account” means any of the aforegoing accounts;

1.1.20.	Intentionally Deleted;

1.1.21.	“Companies Law”	-	means the Israeli Companies Law, 5759—1999;

1.1.22.	“Consent”	-	means any approval, consent, permit, ratification, waiver, licence, exemption, filing, registration or authorisation (including any Governmental Authorisation);

1.1.23.	“Contract”	-	means any agreement, contract, promise or undertaking that is legally

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.24.	Intentionally Deleted;		binding under the applicable law governing such a Contract;

1.1.25.	“CPI”	-	means CPI Austria Holdings Limited, a limited company organised under the laws of Jersey of Le Masurier House, Le Rue Le Masurier, St. Helier, Jersey, Channel lslands and/or any Associate (as such term is defined in the articles of association of MEL) of CPI;

1.1.26.	“CPI CEE”	-	means CPI CEE Management LLC, a limited liability corporation organised under the laws of Delaware, USA, of The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, USA;

1.1.27.	“CPI/Gazit”	-	means CPI/Gazit Holdings Limited, a limited company organised under the laws of Jersey, of First Floor Offices, Le Masurier House, Le Rue Le Masurier, St. Helier, Jersey JE2 4YE;

1.1.28.	“CPI/Gazit MTA Deed of Assignment”	-	means the deed of assignment dated August 1, 2008, entered into amongst CPI/Gazit, CPI CEE and Gazit Midas, pursuant to which CPI/Gazit assigned to CPI CEE and Gazit Midas all its rights to Claims (as defined in the Master Transaction Agreement) a copy of which deed of assignment is attached as Schedule 1.1.28 hereto;

1.1.29.	“Custodian Agreement”	-	means the custody agreement entered into between Bank Hapoalim (London Branch), the Security Trustee and Gazit Midas in relation to the holding

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of the Pledged MEL Shares in the Gazit Midas Charged Account London, originally dated August 21, 2008, as amended and restated on January 28, 2009, a copy of which agreement, as amended and restated as aforesaid, is attached as Schedule 1.1.29 hereto;

1.1.30.	“Default”	-	means any Event of Default or any event which, with the giving of notice or lapse of time or the making of any determination hereunder, or the satisfaction of any other condition (or any combination thereof), would constitute an Event of Default;

1.1.31.	“Discount Bank”	-	means Israel Discount Bank Ltd., a banking corporation incorporated under the laws of Israel;

1.1.32.	“Distribution”	-	means the declaration or payment of any dividend or any other action which constitutes a “distribution” within the meaning of such term in Section 1 of the Companies Law or any similar payment or action under any other applicable law (all, whether in cash, in specie or otherwise) on or in respect of any shares or other Securities of any class, or any undertaking to do any of the aforegoing, and any payment (of premium, coupons, interest or any other amount other than principal) under any Securities;

1.1.32A.	“Dividend Policy”	-	shall bear the meaning ascribed to such term in clause 14.17.4 below;

1.1.33.	“Drawdown Date”	-	means, in respect of any Drawdown Request, the proposed date for the making of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.34.	“Drawdown Request”	-	the Loan as set out in such Drawdown Request; means a notice in the form of Schedule 1.1.34 hereto, duly delivered and completed by the Borrower pursuant to clauses 3.2.2 or 5.2.1 below;

1.1.35.	“Duration Period”	-	means the period commencing on the date on which the Loan was made (and, for the avoidance of doubt, if the Loan is reborrowed upon its Repayment Date pursuant to clause 5 below, the Loan, reborrowed as aforesaid, shall be deemed to have been made on such Repayment Date) and expiring on the expiry date designated in the relevant Drawdown Request; provided that:
(a)	such expiry date shall be not later than the Final Maturity Date; and

(b)	each such period shall be a period of 3 (three) months or a multiple of 3 (three) months from the date of making the Loan, but not more than 12 (twelve) months;

1.1.36.	“Encumbrance”	-	means:
(a)	any mortgage, charge (whether fixed or floating), pledge, lien, assignment, security interest, title retention or other encumbrance of any kind securing, or any right conferring a priority of payment in respect of, any obligation of any person;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)	any arrangement under which moneys or claims to, or the benefit of, a bank or other account, may be set-off or made subject to a combination of accounts so as to effect payments of sums owed or payable to any person; or

(c)	any other type of preferential arrangement having similar effect;

1.1.37.	“Equity One”	-	means Equity One, Inc., a corporation duly incorporated under the laws of Maryland, USA, the common shares of which are listed for trading on the NYSE;

1.1.38.	“Equity One Shares”	-	means common shares in the capital stock of Equity One, all of which are listed for trading on the NYSE;

1.1.39.	“Event of Default”	-	means any of the events or circumstances described in clauses 15.2—15.24 below;

1.1.40.	“Extension Option”	-	means the option of the Borrower to extend the Final Maturity Date by 1 (one) year to the date falling 4 (four) years after Financial Close, all in accordance with clause 5.1 below;

1.1.41.	“Facility”	-	means the facility granted to the Borrower pursuant to clause 2.1 below;

1.1.42.	“Facility Agent”	-	means Bank Hapoalim or any successor facility agent appointed in accordance with the provisions of clause 22.1.4 below;

1.1.43.	“FCR”	-	means First Capital Realty Inc., a corporation duly incorporated

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

under the laws of the province of Ontario, the common shares and convertible debentures of which are listed for trading on the TSX;

1.1.44.	“FCR Securities”	-	means common shares in the capital stock of FCR and/or convertible debentures of FCR, all of which are listed for trading on the TSX;

1.1.45.	Intentionally Deleted;

1.1.46.	“Final Maturity Date”	-	means the date falling 3 (three) years after Financial Close, unless the Extension Option shall be exercised in accordance with clause 5.1 below, in which case the date falling 4 (four) years after Financial Close;

1.1.47.	“Finance Documents”	-	means:
(a)	this Agreement;

(b)	the Security Documents;

(c)	the Arranger’s Fee Letter, the Arranger’s Amendments Fee Letter and the Arranger’s Additional Fee Letter;

(d)	the Lenders’ Upfront Fee Letter, the Lenders’ Amendments Fee Letters and the Lenders’ Additional Fee Letter;

(e)	all standard forms, agreements or other documents required by Bank Hapoalim and consistent with Bank Hapoalim’s general practice in order to provide its part of the Loan (including applications to open

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

accounts), as well as (if applicable) forms as may be required by other Lenders for compliance with the Israeli Prohibition on Money Laundering Law, 5760—2000 or similar laws (“the Standard Forms”), a copy of such Standard Forms relating to the Borrower Charged Account is attached as Schedule 1.1.47 hereto;
(f)	any other agreement or document executed pursuant to any of the above or in connection with any of the aforegoing; and

(g)	any other agreement or document which is designated by the Facility Agent, with the consent of the Borrower, as a “Finance Document”;

1.1.48.	“Finance Parties”	-	means the Lenders, the Facility Agent, the Arranger, the Security Trustee and the Trust Company and “Finance Party” means any of the aforegoing persons;

1.1.49.	“Financial Close”	-	means the date specified in the Initial Drawdown Request referred to in clause 3.2.2 below and upon which date the Loan was made (being August 21, 2008);

1.1.50.	“Financial Year”	-	means a calendar year;

1.1.51.	“Gazit Canada”	-	means Gazit Canada Inc., a corporation registered under the laws of the province of Ontario of 85 Hanna Avenue, Suite 400, Toronto, Ontario MGK 3S3, Canada;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.52.	“Gazit Canada Charged Account”	-	means account number 28465 at Bank Hapoalim, Central Branch (no. 600) in the name of Gazit Canada, into which account:
(a)	all Securities in FCR pledged under the Gazit Canada Israeli Pledge and the Gazit Canada Ontario Pledge are to be deposited by way of a securities custody deposit and held in accordance with the Gazit Canada Israeli Pledge and the Gazit Canada Ontario Pledge; and

(b)	all Related Rights relating to the Securities referred to in paragraph (a) above are to be paid or deposited;

1.1.53.	“Gazit Canada Israeli Pledge”	-	means the pledge agreement (or agreements), governed by Israeli law, in the form of Schedule 1.1.53(A) hereto executed on Financial Close between Gazit Canada and the Security Trustee, as amended on or about the Amendment Closing Date in accordance with the amendment in the form attached as Schedule 1.1.53(B) hereto, pursuant to which and subject to the terms and conditions thereof, Gazit Canada granted to the Security Trustee, as part of the security for the Secured Obligations, inter alia:
(a)	a first-ranking fixed pledge and charge, as well as a floating charge (without derogating from clause 31.2 below), over

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

all rights relating to the Gazit Canada Charged Account, including the moneys therein and the debts represented thereby; and
(b)	a first-ranking fixed pledge and charge over all rights and interests of Gazit Canada in the FCR Securities on deposit in the Gazit Canada Charged Account and all Related Rights to such FCR Securities;

1.1.54.	“Gazit Canada Ontario Guarantee”	-	means a guarantee in the form of Schedule 1.1.54 hereto with recourse only to assets pledged under the Gazit Canada Israeli Pledge and under the Gazit Canada Ontario Pledge, executed on Financial Close between Gazit Canada and the Security Trustee, pursuant to which, inter alia, and subject to the terms and conditions thereof, Gazit Canada guaranteed all the Secured Obligations;

1.1.55.	“Gazit Canada Ontario Pledge”	-	means a pledge agreement, governed by Ontario law, in the form of Schedule 1.1.55(A) hereto executed on Financial Close between Gazit Canada and the Security Trustee, as amended on or about the Amendment Closing Date in accordance with the amendment in the form attached as Schedule 1.1.55(B) hereto, pursuant to which 12,061,073 (twelve million sixty-one thousand and seventy-three) common shares in the capital stock of FCR (TSX symbol

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FCR) and all Related Rights thereto; and CAD 106,790,000 (one hundred and six million seven hundred and ninety thousand Canadian Dollars) aggregate face value Series A convertible debentures of FCR (TSX symbol FCR.DB.A) and all Related Rights thereto, are all charged in favour of the Security Trustee by way of first-ranking fixed charge as security for all the Secured Obligations;

1.1.55A.	“Gazit Canada Preferred Redemption Price”	-	shall bear the meaning ascribed to such term in clause 13.7A.1 below;

1.1.55B.	“Gazit Canada Preferred Shares”	-	means the shares issued by Gazit Canada and designated as Preferred Shares in accordance with the Articles of Amalgamation of Gazit Canada, a copy of which Articles of Amalgamation is attached as Schedule 1.1.55B hereto;

1.1.56.	“Gazit Midas”	-	means Gazit Midas Limited., a company organised under the laws of Jersey of Templar House, Don Road, St. Helier, Jersey, Channel Islands;

1.1.57.	“Gazit Midas Charged Account Israel”	-	means account number 25989 at Bank Hapoalim, Central Branch (no. 600) in the name of Gazit Midas, to which account all moneys from the Gazit Midas Charged Account London are to be transferred;

1.1.58.	“Gazit Midas Charged Account London”	-	means account number 23427 at Bank Hapoalim, London

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Branch, in the name of Gazit Midas:

(a)	to which account, all investments from the Borrower shall be transferred pursuant to this Agreement;

(b)	into which account, the Pledged MEL Shares shall be deposited and held pursuant to the Custodian Agreement; and

(c)	to which account all Related Rights (including Distributions and other amounts) payable by MEL in respect of the Pledged MEL Shares are to be paid;

1.1.59.	“Gazit Midas Charged Accounts”	-	means the Gazit Midas Charged Account Israel and the Gazit Midas Charged Account London;

1.1.60.	“Gazit Midas English Pledge”	-	means the security agreement, governed by English law as amended, restated and supplemented on the Amendment Closing Date, in the form attached as
Schedule 1.1.60(A) hereto (in accordance with the amendment, restatement and supplemental deed in the form attached as Schedule 1.1.60(B) hereto) between Gazit Midas and the Security Trustee, pursuant to which and subject to the terms and conditions thereof, Gazit Midas granted to the Security Trustee, as part of the security for the Secured Obligations, inter alia, a first-ranking security

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

assignment and fixed pledge over:

(a)	all rights of Gazit Midas relating to the Gazit Midas Charged Account London, including the moneys therein and the debts represented thereby;

(b)	all rights of Gazit Midas under the Custodian Agreement, including all of its rights, title and interest in and to the Pledged MEL Shares) and all Related Rights in connection therewith;

(c)	all rights of Gazit Midas under the Master Transaction Agreement to receive compensation or return of moneys due to any breach of the Master Transaction Agreement or indemnity thereunder (including all rights to any Claims (as defined in the Master Transaction Agreement)); and

(d)	all rights of Gazit Midas under the Transaction Agreement to receive those Pledged MEL Shares to be issued in accordance with such agreement and to receive compensation or return of moneys, including due to any breach of the Transaction Agreement or pursuant to any indemnity thereunder, including all present and future claims, causes of action, payments and proceeds in respect thereof;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.61.	“Gazit Midas Israeli Pledge”	-	means the pledge agreement, governed by Israeli law, in the form of Schedule 1.1.61 hereto executed on Financial Close between Gazit Midas and the Security Trustee, pursuant to which and subject to the terms and conditions thereof, Gazit Midas granted to the Security Trustee, as part of the security for the Secured Obligations, inter alia, a first-ranking fixed pledge and charge, as well as a floating charge (without derogating from clause 31.2 below), over all rights relating to the Gazit Midas Charged Account Israel, including the moneys therein and the debts represented thereby;

1.1.62.	Intentionally Deleted;

1.1.63.	“Governmental Authorisation”	-	means any approval, consent, concession, exemption, notification, resolution, licence, permit, waiver or other authorisation issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any law;

1.1.64.	“Governmental Body”	-	means any governmental, national, state, local, municipal or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, ministry, department, official or entity and any court or other tribunal), or body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including, for the avoidance of doubt, the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Bank of Israel and the Jersey Financial Services Commission);

1.1.65.	Intentionally Deleted;

1.1.66.	“Indebtedness”	-	means any obligation (whether incurred as principal, surety or guarantor) for the payment or repayment of money, whether present or future, actual or contingent;

1.1.67.	“Initial Drawdown Request”	-	means the Drawdown Request to be delivered and completed by the Borrower prior to Financial Close pursuant to clause 3.2.2 below in respect of the Loan;

1.1.68.	Intentionally Deleted;

1.1.69.	Intentionally Deleted;

1.1.70.	“Intercreditor Agreement”	-	means the security trust and intercreditor agreement to be entered into amongst the Finance Parties;

1.1.71.	“Interest Determination Date”	-	with respect to any Interest Period for the Loan, shall bear the meaning ascribed to such term in clause 1.1.79 below;

1.1.72.	“Interest Payment Date”	-	means the last Business Day of each Interest Payment Period;

1.1.73.	“Interest Payment Periods”	-	means, consecutive 3 (three) month periods, the first commencing on the Drawdown Date of the Loan or, in the event the Loan is reborrowed upon its Repayment Date pursuant to clause 5 below, the first commencing, in respect of the Loan, reborrowed, as aforesaid, on such Repayment

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Date; provided that, notwithstanding the aforegoing:

(a)	if any Interest Payment Period would otherwise end on a day which is not a Business Day, such Interest Payment Period shall end on the immediately following Business Day, unless such immediately following Business Day falls in the next calendar month, in which event such Interest Payment Period shall end on the immediately preceding Business Day;

(b)	each Interest Payment Period (other than the respective first Interest Payment Periods for the Loan) shall commence on the expiry of the Interest Payment Period preceding such Interest Payment Period;

(c)	no Interest Payment Period shall extend later than the last day of the Duration Period for the Loan; and

(d)	in relation to any sums due and payable but unpaid by an Obligor under the Finance Documents, “Interest Payment Periods” shall mean each period determined in accordance with clause 7.2.2 below;

1.1.74.	“Interest Period”	-	means, with respect to any Interest Payment Period for the Loan, at the election of the Borrower, as determined in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Drawdown Request for the Loan, either:

(a)	such Interest Payment Period; or

(b)	consecutive periods of 1 (one) month each falling within such Interest Payment Period, the first commencing on the first day of such Interest Payment Period;

1.1.75.	“Investor Parties”	-	means:
(a)	Gazit Midas; and

(b)	CPI CEE or any other holder of Securities of MEL becoming a party to the Shareholders’ Agreement by taking assignment of rights and obligations under the Shareholders’ Agreement;

1.1.76.	“Knowledge”	-	the Borrower shall be deemed to have “Knowledge” of a particular fact or matter: (a) with respect to any representations and/or warranties relating to any person, matter or thing, other than MEL, if any person who is serving as an officer or director of the Borrower has, or at any time had, actual knowledge of such fact or matter; or (b) with respect to any representations and/or warranties relating to MEL, if any of those persons listed in Schedule 1.1.76 hereto has, or at any time had, actual knowledge of such fact or matter. Any representation and/or warranty which is qualified by Knowledge will, to the extent relating to: (i) any person, matter or thing, other than MEL, be deemed to be to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the best of the Borrower’s knowledge, after reasonable, diligent inquiry has been made; or (ii) MEL, shall be deemed to be to the best of the Borrower’s knowledge, after the actual inquiries that have been made by the Borrower and/or on its behalf in connection with the transactions contemplated under the Master Transaction Agreement, including by the Borrower’s auditors, lawyers and/or other professional advisers;

1.1.77.	“Lenders”	-	means Bank Hapoalim, Discount Bank, Union Bank and any other entity, if any, which becomes a party to this Agreement pursuant to clause 23.3 below, and any successor of any of the aforegoing;

1.1.77A.	“Lenders’ Additional
	Fee Letter”	-	means the fee letter dated on or about the Amendment Closing Date between the Facility Agent and the Borrower with respect to fees payable by the Borrower to the Facility Agent for the account of all the Lenders;

1.1.77B.	“Lenders’ Amendments Fee Letters”	-	means the letters dated January 28, 2009 and March 25, 2009, each between the Facility Agent and the Borrower with respect to fees payable by the Borrower to the Facility Agent for the account of all the Lenders, regarding the amendments made on the aforesaid dates;

1.1.78.	“Lenders’ Upfront Fee Letter”	-	means the fee letter dated August 21, 2008 between the Facility Agent and the Borrower

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

with respect to fees payable by the Borrower to the Facility Agent for the account of all the Lenders;

1.1.79.	“LIBOR”	-	means, with respect to each Interest Period, the interest rate per annum published by the British Bankers Association (“the LIBOR Publisher”) on the Interest Determination Date for such Interest Period, as the average of the libor rates offered by a number of selected banks in the London Interbank market with respect to Euro loans for a period equal to such Interest Period. The aforesaid averaging and the selection of the relevant banks will be performed in accordance with the then prevailing rules of the LIBOR Publisher (on the Interest Determination Date) for selection of the relevant banks and for averaging of the said rates. The aforesaid average rates will be rounded up by the Facility Agent to the nearest whole multiple of 1/8% (one-eighth of a percent) and the result will constitute LIBOR for such Interest Period.

The Facility Agent may obtain the information needed to ascertain LIBOR for any Interest Period, at its discretion either directly from the LIBOR Publisher or from the Reuters service or from any other financial news service which the Facility Agent may consider as a suitable replacement for the Reuters service; provided such replacement is applicable generally for the customers of Bank Hapoalim.

Subject to the final sentence of this paragraph, the Facility

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Agent will be entitled from time to time and for any reason to: (a) replace the LIBOR Publisher with another publisher of libor if, in the opinion of the Facility Agent, such replacement publisher is a suitable replacement for the LIBOR Publisher, and all irrespective of whether or not the replacement determines libor using a similar method and similar sources of information to the LIBOR Publisher; or (b) specially appoint a third party for the purpose of averaging the libor rates offered by a number of 2 (two) or more banks selected by the Facility Agent in the London Interbank market with respect to Euro loans. Without limiting the generality of the aforegoing, the Facility Agent shall be entitled to replace the LIBOR Publisher (or any replacement publisher), inter alia, in the event that the LIBOR Publisher fails to publish libor interest rates as aforesaid for the relevant Interest Determination Date. Any replacement libor publisher or third party appointed in accordance with the aforegoing shall thereafter be the “LIBOR Publisher”. In the event that, in the view of the Facility Agent, the LIBOR Publisher requires replacement but there is no suitable replacement available, the Facility Agent will be entitled itself to select 2 (two) or more banks in the London Interbank market and to determine LIBOR (including by performing the necessary averaging). The provisions of this paragraph will be applicable only if any replacement, appointment or selection, as applicable,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

referred to above is made generally for the customers of Bank Hapoalim.

For the purposes hereof, “Interest Determination Date” means, for any Interest Period, at or about 11:00 a.m. London time on the day falling 2 (two) Business Days prior to the first day of such Interest Period. For the purposes of this clause 1.1.79 only, “Business Day” shall mean a day on which loans are made between banks in the London Interbank market in Euro and which is not an Israeli Non-Banking Day (as defined in clause 1.1.18(b) above);

1.1.80.	“Loan”	-	means the loan drawn down under the Facility on Financial Close (as such loan may be reborrowed pursuant to clause 5 below, subject to the terms thereof), or, as the case may be, the principal amount thereof outstanding from time to time;

1.1.81.	“LTV”	-	means, at any time (“the Relevant Date”) the ratio of:
(a)	the Total Outstandings at the Relevant Date, less the sum of any cash deposits in any of the Charged Accounts at the Relevant Date which cash deposits are duly pledged (by way of first-ranking fixed charge) in favour of the Security Trustee under the relevant Security Documents; to

(b)	the Aggregate Average Market Value for the Relevant Period ending on the Relevant Date, plus

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the value as determined by the Facility Agent of any other collateral provided in accordance with clause 15.19.1.3 below.

Notwithstanding the aforegoing, in the event that, on any Relevant Date when the LTV is to be calculated, the provisions of the first paragraph of clause 15.7.2 below (excluding clauses 15.7.2.1 and 15.7.2.2 below) or of the first paragraph of clause 15.8.2 below (as qualified by clause 15.8.2.1 below), would be applicable with respect to FCR or Equity One as if the references in such clauses to “Obligor (other than the Borrower or Gazit Midas)” were references also to Equity One and/or FCR, then, for the purposes of calculating the LTV, the Average Market Value Equity One or, as applicable, the Average Market Value FCR, will be excluded from the Aggregate Average Market Value;

1.1.82.	“Margin”	-	means, with respect to the period until January 29, 2009, [***] (one point ninety-five percent) and with respect to the period thereafter, [***] (two point five percent);

1.1.83.	“Master Transaction
	Agreement”	-	means the Master Transaction Agreement dated March 20, 2008 amongst MEL, MERE, Meinl Bank AG, CPI/Gazit, the Borrower and CPI, a copy of which agreement is attached as Schedule 1.1.83 hereto, including all Contracts ancillary thereto or entered into pursuant thereto (including the Relationship Agreement);

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.84.	“Material Adverse Effect”	-	means any event, matter, development or circumstance which, individually or in the aggregate, impairs or is likely to impair the ability of the Borrower or the other Obligors to comply with their respective obligations under the Finance Documents (other than the Standard Forms), or has or is reasonably likely to have a material adverse effect on the validity or enforceability of the Finance Documents (other than the Standard Forms), or on the rights of the Finance Parties under, or the available remedies under, any of the Finance Documents (other than the Standard Forms), or, without limiting the generality of the aforegoing, on the validity, perfection or enforcement of any of the Encumbrances created or purported to be created under any Finance Document.

For the avoidance of doubt, any event, matter, development or circumstance constituting: (a) a decrease in the Borrower’s, MEL’s, FCR’s or Equity One’s share price and/or a decrease in the Aggregate Average Market Value; and/or (b) any action taken by the Borrower, any Obligor as contemplated by the Finance Documents or with the Facility Agent’s consent, shall not be considered a Material Adverse Effect;

1.1.85.	“MEL”	-	means Atrium European Real Estate Limited (formerly Meinl European Land Limited), a company organised under the laws of Jersey of 11-15 Seaton Place, St. Helier, Jersey JE4 0QH, Channel Islands;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.86.	“MERE”	-	means Meinl European Real Estate Limited, a company organised under the laws of Jersey of 11-15 Seaton Place, St. Helier, Jersey JE4 0QH, Channel Islands;

1.1.87.	“MGN America”	-	means MGN America, LLC, a limited liability company incorporated under the laws of Delaware, USA (registered number 4162337) of North Miami Beach, Florida 33179, USA;

1.1.88.	“MGN America Charged Account”	-	means an account to be opened at Bank Hapoalim, Central Branch (no. 600) in the name of MGM America, into which account:
(a)	all shares in Equity One pledged under the MGN America Pledge, if entered into, are to be deposited by way of a securities custody deposit and held in accordance with the MGN America Pledge; and

(b)	all Related Rights relating to the shares referred to in paragraph (a) above are to be paid or deposited;

1.1.89.	“MGN America Pledge”	-	means the pledge agreement (or agreements), governed by Israeli law in the form, mutatis mutandis, as the Gazit Canada Israeli Pledge, which may be executed between MGN America and the Security Trustee, pursuant to which and subject to the terms and conditions thereof, MGN America shall grant to the Security Trustee, as part of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

security for the Secured Obligations, inter alia:

(a)	a first-ranking fixed pledge and charge, as well as a floating charge (without derogating from clause 31.2 below), over all rights relating to the MGN America Charged Account, including the moneys therein and the debts represented thereby; and

(b)	a first-ranking fixed pledge and charge over all rights and interests of MGN America in the Equity One Shares on deposit in the MGN America Charged Account;

1.1.90.	“MTA Closing”	-	means the Closing (as defined in the Master Transaction Agreement) of the Master Transaction Agreement, in accordance with its terms (as such terms may be modified by the consent of the parties thereto, subject to clause 15.10.2 below);

1.1.91.	“NYSE”	-	means the New York Stock Exchange;

1.1.92.	“Obligors”	-	means the Borrower, Gazit Midas, MGN America, Gazit Canada and any other person providing (pursuant to clauses 14.15 or 15.19.1.3 below), collateral in favour of the Security Trustee as security for the Secured Obligations, pursuant to a Security Document (with respect to MGN America, Gazit Canada or any other person as aforesaid, for so long as MGN America, Gazit Canada or such other person is party to a Security

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.93.	“Order”	-	Document) and “Obligor” means any of them;

means any award, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made or rendered by any Governmental Body or by any arbitrator;

1.1.94.	“Organisational Documents”	-	means the certificate of incorporation, memorandum of association, articles of association, by-laws or other documents of incorporation or organisational documents of any person (other than a natural person);

1.1.94A.	“Original Agreement Date”	-	means August 21, 2008, the date on which the original Facility Agreement was signed;

1.1.95.	Intentionally Deleted;

1.1.96.	“Pledged Equity One Shares”	-	means, at any time, those shares of common stock of Equity One, if any, duly pledged by way of first-ranking fixed pledge and charge in favour of the Security Trustee under the MGN America Pledge at such time;

1.1.97.	“Pledged FCR Securities”	-	means, at any time, those FCR Securities duly pledged by way of first-ranking fixed pledge and charge in favour of the Security Trustee under the Gazit Canada Israeli Pledge and under the Gazit Canada Ontario Pledge at such time;

1.1.98.	“Pledged Gazit Midas Shares”	-	means, at any time, those shares of Gazit Midas duly pledged by way of first-ranking fixed pledge and charge in

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

favour of the Security Trustee under the Borrower Jersey Pledge at such time;

1.1.99.	Intentionally Deleted;

1.1.100.	“Pledged MEL Shares”	-	means, at any time, those ordinary shares (or Austrian Depository Certificates representing ordinary shares) in MEL held by Gazit Midas (together with all Related Rights in relation thereto, which shares, together with all Related Rights in relation thereto are or, as applicable, with effect from the Amendment Closing Date shall be, deposited in the Gazit Midas Charged Account London and pledged by way of first-ranking fixed pledge and charge in favour of the Security Trustee under the Gazit Midas English Pledge at such time, it being recorded that on the Amendment Closing Date there are on deposit in the Gazit Midas Charged Account London 104,930,548 (one hundred and four million nine hundred and thirty thousand five hundred and forty-eight) ordinary shares in MEL;

1.1.101.	“Pledged Securities”	-	means, collectively, the Pledged MEL Shares, the Pledged Equity One Shares and the Pledged FCR Securities;

1.1.102.	“Proceeding”	-	means any action, claim, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before any Governmental Body, arbitrator or mediator;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.103.	“Proportion”	-	means, in relation to a Lender at any time, the proportion borne by such Lender’s Total Outstandings at such time to the aggregate Total Outstandings at such time;

1.1.104.	“Quarter”	-	means a calendar quarter (January 1—March 31; April 1—June 30; July 1—September 30; and October 1—December 31);

1.1.105.	Intentionally Deleted;

1.1.105A.	“Reduced Share Holding Period”	-	means any period during which the aggregate of the number of shares of MEL held by: (a) the Investor Parties and being subject to the Shareholders’ Agreement (or if the Shareholders’ Agreement shall no longer be applicable, without derogating from any other provisions of this Agreement, then the number of shares of MEL held by Gazit Midas); and (b) the Borrower or any Subsidiary of the Borrower (in addition to those shares referred to in paragraph (a) above), shall give to the Investor Parties (or Gazit Midas, as applicable), a percentage of voting power which is less than 34% (thirty-four percent) of the aggregate voting power of all shareholders of MEL;

1.1.106.	“Related Rights”	-	means, in respect of any shares or any other Securities (including, for the avoidance of doubt, all shares in MEL, all shares of common stock in Equity One, all shares of common stock in FCR, all

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

debentures of FCR and all shares in Gazit Midas):

(a)	any Distributions, or interest paid or payable in relation thereto;

(b)	any shares, Securities, rights under a rights offering or money accruing or offered at any time, whether by way of redemption, bonus, splits, preference, pre-emption, option rights, warrants, substitution, exchange, conversion or otherwise in relation or attributable to, or in respect of, any such shares or other Securities (excluding only shares or other Securities acquired by realisation of rights, warrants or similar instruments, which shares were acquired by the Borrower, Gazit Canada or MGN America, in each case, by investing their own funds or by Gazit Midas using share capital or shareholders’ loans provided by the Borrower as referred to in clause 14.7.1 below, for the avoidance of doubt, without the Borrower utilising the Loan under this Agreement to finance such share capital or shareholders’ loans); and

(c)	all Distributions, interest or other income in respect of any asset or right as referred to in paragraph (b) above;

1.1.107.	“Relationship Agreement”	-	means the relationship agreement dated August 1, 2008

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

entered into amongst MEL, the Borrower and CPI CEE, as amended and restated on September 2, 2009, a copy of which agreement, as amended and restated as aforesaid, is attached as Schedule 1.1.107 hereto;

1.1.108.	“Relationship Agreement Deed of Assignment”	-	means the deed of assignment and novation dated August 1, 2008 between the Borrower, MEL, Gazit Midas and CPI, pursuant to which all rights and liabilities of the Borrower under the Relationship Agreement were assigned and novated to Gazit Midas, a copy of which deed is attached as Schedule 1.1.108 hereto;

1.1.109.	“Repayment Date”	-	means the date on which the Duration Period for the Loan expires;

1.1.110.	“Secured Obligations”	-	means all present and future obligations and liabilities (whether actual or contingent, whether owed jointly or severally or in any capacity whatsoever), of the Borrower and the other Obligors to the Finance Parties under the Finance Documents, including all costs, charges and expenses (including legal fees) incurred by any Finance Party, which are payable by the Obligors pursuant to the Finance Documents in connection with the protection, preservation or enforcement of their rights under the Finance Documents;

1.1.111.	“Securities”	-	means, in relation to any entity:
(a)	shares or shares of capital stock or voting securities or ownership interests in such entity;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)	securities of that entity convertible into or exchangeable for shares or shares of capital stock or voting securities or ownership interests in such entity;

(c)	options, warrants, rights or other agreements or commitments to acquire from that entity, or obligations of that entity to issue, any shares or shares of capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for shares or shares of capital stock or voting securities or other ownership interests in) that entity;

(d)	obligations of that entity to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to the issuance of any shares or shares of capital stock, voting securities or other ownership interests in that entity; or

(e)	deposit receipts or certificates representing, directly or indirectly, any of the aforegoing;

1.1.112.	“Securities Law”	-	means the Israeli Securities Law, 5728—1968;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.113.	“Security Documents”	-	means:
(a)	the Borrower Debenture;

(b)	the Borrower Jersey Pledge;

(c)	the Gazit Midas English Pledge;

(d)	the Gazit Midas Israeli Pledge;

(e)	Intentionally Deleted;

(f)	the MGN America Pledge, if applicable;

(g)	the Gazit Canada Israeli Pledge;

(h)	the Gazit Canada Ontario Pledge;

(i)	the Gazit Canada Ontario Guarantee;

(j)	the Custodian Agreement;

(k)	each mortgage, pledge, assignment by way of charge or other security agreement evidencing or creating an Encumbrance in favour of the Security Trustee to be executed from time to time pursuant to or in accordance with any of the documents referred to in this clause 1.1.113 above or otherwise for the purposes of securing any obligations and liabilities under the Finance Documents (including, if applicable, pursuant to clauses 14.15 or 15.19.1.3 below);

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(l)	irrevocable instructions from Gazit Midas to Bank Hapoalim (London branch) and the Facility Agent to transfer all amounts received into the Gazit Midas Charged Account London in respect of the Pledged MEL Shares or other amounts as referred to in clause 6.4.1 below to the Gazit Midas Charged Account Israel;

(m)	irrevocable instructions from Gazit Midas to Bank Hapoalim (Tel-Aviv branch) and the Facility Agent to transfer all amounts received into the Gazit Midas Charged Account Israel as referred to in clause 6.4.1 below to the Borrower Charged Account;

(n)	all acknowledgments and Consents required to be delivered pursuant to the documents referred to in this clause 1.1.113 above; and

(o)	any other agreement or deed from time to time entered into in favour of the Security Trustee for the purposes of securing any obligations and liabilities under the Finance Documents;

1.1.114.	“Security Trustee”	-	means Bank Hapoalim or any successor security trustee appointed in accordance with the provisions of clause 22.2.6 below. All references in this Agreement to obligations or collateral granted to, or in

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favour of, the Security Trustee under the Finance Documents shall be deemed to be references to the Security Trustee on behalf of the Finance Parties (including the Security Trustee);

1.1.115.	“Senior Office Holder”	-	means, with respect to the Borrower, any member of the board of directors, the chief executive officer, chief financial officer or any other direct deputy of the chief executive officer;

1.1.116.	“Shareholders’ Agreement”	-	means the cooperation and voting agreement as amended and restated on September 2, 2009, a copy of which agreement, as amended and restated as aforesaid, is attached as Schedule 1.1.116 hereto entered into between CPI CEE and Gazit Midas, governing the relationship between the parties thereto as direct or indirect shareholders of MEL (including those provisions of the Investor Parties Term Sheet between CPI and the Borrower of March 2008 which, pursuant to the cooperation and voting agreement, still remain in effect, such term sheet also being attached as part of Schedule 1.1.116 hereto);

1.1.117.	“Significant Management Rights”	-	the Borrower shall be deemed to hold the Significant Management Rights in respect of MEL for so long as all the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

following cumulative conditions are met:
(a)	the Investor Parties have the right jointly to appoint:
(i)	at least 4 (four) members of the board of directors of MEL (“the MEL Board”), which comprise at least 40% (forty percent) of the maximum number of members of the MEL Board;

(ii)	at least 50% (fifty percent) of the members of the nomination committee nominating candidates for independent director positions on the MEL Board (such independent directors’ positions not to include the members of the MEL Board appointed pursuant to paragraph (i) above); and

(iii)	the chairman of the MEL Board, who will be one of the 4 (four) directors appointed by the Investor Parties;
(b)	the prior written consent of Gazit Midas is required with respect to the matters set out in section 3.1 of the Relationship Agreement;

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(c)	the Borrower owns all means of control in Gazit Midas and is the sole holder of all rights of shareholders in, and controller of, Gazit Midas;

(d)	Gazit Midas under the Shareholders’ Agreement possesses at least 50% (fifty percent) of the Investor Parties’ rights to appoint members of the MEL Board and members of the nomination committee of MEL pursuant to paragraphs (a)(i) and (ii) above and of all other of the Investor Parties’ rights under the articles of association of MEL and under the Relationship Agreement;

(e)	Gazit Midas owns at least 80,000,000 (eighty million) shares of MEL;

(f)	under the Articles of Association of MEL or under law, a majority of two-thirds of the shareholders of MEL is required with respect to the matters set out in Schedule 1.1.117(f) hereto (“Major Matters”);

(g)	under the Shareholders’ Agreement, Gazit Midas has the right to require the Investor Parties to exercise their votes in MEL in order to block any of the resolutions of the shareholders of MEL requiring a two-thirds’ majority resolution as

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aforesaid in paragraph (f) above; and

(h)	no other person (either alone or acting together with others) holds a percentage of any means of control in MEL which is equal to or higher than that percentage held by the Investor Parties and to which the Shareholders’ Agreement applies;

1.1.118.	Intentionally Deleted;

1.1.119.	“Taxes”	-	means all income and other taxes, including capital taxes or charges on capital gains, profits, value-added taxes and all other taxes of whatsoever nature and levies, imposts, duties (including, registration tax and capital duty), charges, deductions and withholdings in the nature or on account of tax, together with interest thereon and penalties and fees with respect thereto, if any, and any payments made on or in respect thereof and “Tax” and “Taxation” shall be construed accordingly;

1.1.120.	“Threatened”	-	a claim, Proceeding, dispute, action or other matter will be deemed to have been “Threatened” if any demand or statement has been made in writing or any notice has been given in writing to the effect that such a claim, Proceeding, dispute, action or other matter may be asserted, commenced, taken or otherwise pursued in the future;

1.1.121.	“Total Outstandings”	-	means, at any time, the sum in Euro of the aggregate amount of the Loan under the Facility together with all accrued but

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

unpaid interest thereon, as well as all other amounts outstanding under the Finance Documents at such time; for the purposes of the aforegoing, if any such amount is denominated in a currency other than Euro, there shall be calculated the equivalent thereof in Euro at such time;

1.1.121A.	“Transaction Agreement”	-	means the Transaction Agreement dated September 2, 2009 amongst MEL, Gazit Midas and CPI CEE, a copy of which agreement is attached as Schedule 1.1.121A hereto;

1.1.122.	“Trust Company”	-	means Poalim Trust Services Ltd. or any successor thereof;

1.1.123.	“TSX”	-	means the Toronto Stock Exchange;

1.1.124.	“UCC”	-	means the Uniform Commercial Code, as at any time adopted and in effect in the State of New York, USA, specifically including and taking into account all amendments, supplements, revisions and other modifications thereto;

1.1.125.	“Union Bank”	-	means Union Bank of Israel Ltd., a banking corporation incorporated under the laws of Israel;

1.1.126.	Intentionally Deleted;

1.1.127.	“Voting Agreements”	-	means the Shareholders’ Agreement and any other binding voting, shareholder or other agreements made between Gazit Midas and any other shareholder or groups of shareholders in MEL, with regard to shareholdings in MEL, such agreements not to be terminable on any sale of

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shares or change of control in Gazit Midas;

1.1.128.	“Wholesale Interest”	-	means, with respect to the Loan, the rate of interest, prior to the addition of a margin, which shall be determined by the Facility Agent, in its discretion, to be the base interest for loans which the Facility Agent extends to its customers in general for a similar amount, in the same currency and for the same type and period as the Loan (the period of the Loan being, for the avoidance of doubt, its Duration Period).

The Wholesale Interest shall be determined as LIBOR plus a fixed addition above LIBOR. Such fixed addition shall be determined, for the Loan, on the Interest Determination Date prior to the first Interest Period for the Loan and such fixed addition shall not vary during the Duration Period for the Loan.
1.2. Headings
Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.
1.3. Construction of Certain Terms
In this Agreement, unless the context otherwise requires:
1.3.1.	references to clauses and Schedules are to be construed as references to the clauses of, and Schedules to, this Agreement and references to this Agreement include its Schedules;

1.3.2.	references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

time being and as amended, supplemented or otherwise modified in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties (for the avoidance of doubt, none of the aforegoing shall be construed as permitting any such amendment, supplement or modification (collectively, “Amendment”) where such Amendment requires the consent of any party pursuant to the terms of any Finance Document and such consent has not been duly given);

1.3.3.	words importing the plural shall include the singular and vice versa;

1.3.4.	“Affiliate” means, with respect to any person, any entity which controls, is controlled by, or under common control with, such person;

1.3.5.	the “equivalent” on any given date in one currency (“the first currency”) of an amount denominated in another currency (“the second currency”) means the amount of the first currency which could be purchased with the amount of the second currency at: (a) in the case that one of the two relevant currencies is NIS, the Representative Rate for the other currency; or (b) in the case that neither of the relevant currencies is NIS, the rate equal to a fraction, the numerator of which is the Representative Rate of the second currency and the denominator of which is the Representative Rate of the first currency. In this clause 1.3.5, “Representative Rate” shall mean, with respect to any currency other than NIS, the representative rate of exchange of the NIS and such currency, last published by the Bank of Israel immediately prior to the relevant date of payment or calculation (as the case may be) and, if the Bank of Israel shall cease to publish a representative rate, then any other rate of exchange of the NIS and such currency, officially published, which comes in place of such representative rate, last published immediately prior to the relevant date of payment or calculation (as the case may be) and, in the absence of any such official rate, then the average of the selling and buying rates of exchange of such currency, for NIS (for cheques and remittances) prevailing at Bank Hapoalim at the end of the last Business Day prior to the relevant date of payment or calculation (as the case may be);

1.3.6.	“including” and “includes” means, including, without limiting the generality of any description preceding such terms;

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1.3.7.	a “law” includes any statute, law, regulation, treaty, rule, official directive, request or guideline of any governmental, fiscal, monetary or regulatory body, agency, department, regulatory or other authority or organisation, including, the position (guidelines) of the Israeli Examiner of Banks with respect to proper conduct of banking affairs (“Hora’ot Nihul Bankai Takin”) or any interpretation of any of the aforegoing by the Israeli Examiner of Banks (or any analogous or equivalent position (guidelines), directives or interpretation thereof of any non-Israeli banking authority having jurisdiction over any of the Finance Parties) or any analogous or equivalent position (guidelines), directives or interpretation thereof of any Governmental Authority having jurisdiction over any of the Finance Parties or any request or guideline of any such banking authority or other Governmental Authority (all the above whether or not having the force of law, but if not having the force of law, being one with which it is the practice of banks or (to the extent applicable) other financial institutions in the relevant country to comply);

1.3.8.	a “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month, save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the immediately preceding Business Day; provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month; and “months” and “monthly” shall be construed accordingly;

1.3.9.	“NIS” and “New Israel Sheqels” denote the lawful currency of Israel; “US $” and “US Dollars” and “United States Dollars” denote the lawful currency of the United States of America; “CAD” and “Canadian Dollars” denote the lawful currency of Canada; and “€” and “Euro” means the single currency of the Participating Member States. “Participating Member States” means any member state of the European Community that has adopted the Euro as its lawful currency in accordance with the legislation of the European Community relating to economic and monetary union;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.3.10.	a “person” shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) or two or more of the aforegoing;

1.3.11.	“Subsidiary” of a person means any company, corporation or other entity directly or indirectly controlled by such person;

1.3.12.	“VAT” shall be construed as a reference to value-added tax, including any similar Tax;

1.3.13.	the “winding-up”, “dissolution” or “administration” of a company or corporation shall be construed so as to include any equivalent or analogous Proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business, including liquidation, winding-up, reorganisation (other than a solvent reorganisation), dissolution, administration for insolvency reasons, arrangement (other than a solvent arrangement), freeze order (“Hakpa’at Halichim”), adjustment (other than a solvent adjustment), protection from creditors or relief of debtors;

1.3.14.	all accounting expressions which are not otherwise defined herein shall be construed in accordance with Applicable Accounting Principles;

1.3.15.	any reference in this Agreement to a law shall be construed as a reference to such law as the same may have been, or may from time to time be, amended or re-enacted;

1.3.16.	the Schedules and preamble to this Agreement form an integral part of this Agreement;

1.3.17.	the terms:
1.3.17.1.	“interested party” (baal inyan) and “control” (including any derivatives thereof) shall have the meanings respectively ascribed to such terms in the Securities Law;

1.3.17.2.	“dividend”, “relative” and “acquisition” shall have the meanings respectively ascribed to such terms in the Companies Law; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.3.17.3.	“means of control” shall bear the meaning ascribed to such term in the Israeli Banking (Licensing) Law, 5741—1981;
and

1.3.18.	shares when used with regard to MEL shall include Austrian Depository Certificates or any instrument equivalent thereto.
2. THE FACILITY
2.1.	Grant of the Facility

Subject to the fulfilment of the conditions precedent set out in clause 3 below, each of the Lenders, relying upon each of the representations and warranties in clause 13 below, granted to the Borrower, on Financial Close, for application only in accordance with clause 2.2 below and otherwise subject to the terms and conditions of this Agreement, the loan facility, the balance (principal) of the Loan being, as at the Amendment Closing Date, €246,500,000 (two hundred and forty-six million five hundred thousand Euro).

2.2.	Purpose

The Facility was made available only for the purpose of financing (partially or in whole) the provision by the Borrower to Gazit Midas of loans or equity to be used in connection with the acquisition of Pledged MEL Securities (as such term was defined in this Agreement in its form prior to the Amendment Closing Date) (it being recorded that the Loan was made in respect of amounts already paid by the Borrower through Gazit Midas for acquisition of Pledged MEL Securities (as such term was defined as aforesaid)).

2.3.	Finance Parties’ Obligations Several

The obligations of each of the Finance Parties under this Agreement shall be several; accordingly, the failure of a Finance Party to perform its obligations under this Agreement shall not result in: (a) the obligations of any other Finance Party being increased; nor (b) the Borrower being discharged (in whole or in part) from any of its obligations under this Agreement towards the other Financial Parties. In no circumstances shall a Finance Party have any responsibility for a failure of any other Finance Party to perform its obligations under this Agreement.

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2.4.	Finance Parties’ Rights Separate

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any Indebtedness arising under the Finance Documents to a Finance Party from the Borrower shall be a separate and independent debt.

2.5.	Subsistence of Obligations and Override
2.5.1.	Nothing contained in or omitted from any Contract (including the Master Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Atrium Deed, the Transaction Agreement, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement), Consent or document referred to in this Agreement and notwithstanding that any Finance Party may have approved thereof or consented thereto, shall in any way affect or diminish the Borrower’s obligations under this Agreement or any Obligor’s obligations under the other Finance Documents.

2.5.2.	Any inconsistence or contrary obligation or restriction on the Borrower or any other Obligor contained in any Contract (including the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement), Consent or document, whether or not known to any of the Finance Parties, shall not in any way exonerate the Borrower from any of its obligations under this Agreement or the Obligors from any of their respective obligations under any of the other Finance Documents (including the restrictions on the Borrower contained in this Agreement or in the Finance Documents).

2.5.3.	The provisions of this Agreement and of the other Finance Documents shall prevail over all other Contracts (including the Master Transaction Agreement, the Transaction Agreement and any Voting Agreement) or documents to which the Obligors (including the Borrower) and any of the Finance Parties are parties, irrespective of the time of execution of any such Contract or document.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.5.4.	No matter, fact, act, omission, circumstance or thing whatsoever, including:
2.5.4.1.	any change in circumstances or political, economic or financial conditions;

2.5.4.2.	the winding-up, insolvency or dissolution of any person whatsoever; or

2.5.4.3.	the breach by any person of any agreement or undertaking,
shall operate in any way to affect or minimise, or release the Borrower from any of the Borrower’s obligations under this Agreement or any Obligor from any of its obligations under any of the other Finance Documents, all of which obligations shall subsist in full, notwithstanding any such matter, fact, omission, circumstance or thing.
3. CONDITIONS PRECEDENT
The obligations of the Lenders under this Agreement were subject to the conditions precedent set out in clause 3 of this Agreement in its form prior to the Amendment Closing Date.
3.1.	Documentary Conditions Precedent — Intentionally Deleted

3.2.	Further Conditions Precedent — Intentionally Deleted

3.3.	Termination Date — Intentionally Deleted
4. DRAWDOWN
4.1.	Availability — Intentionally Deleted

4.2.	Drawing Down the Initial Loan — Intentionally Deleted

4.3.	Drawing Down a Further Loan — Intentionally Deleted

4.4.	Making of the Loan
4.4.1.	Subject to the terms of this Agreement, on Financial Close, each Lender advanced to the Facility Agent, to the account notified to it in writing by the Facility Agent, and the Facility

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Agent advanced to the Borrower, to the Borrower Charged Account, each Lender’s Proportion of the Loan (in its amount as at Financial Close) drawn down.

4.4.2.	Intentionally Deleted.
4.5.	Application of the Proceeds of the Loan

On Financial Close, the Facility Agent transferred (and the Borrower in this Agreement instructed and authorised the Facility Agent to transfer) the proceeds of the Loan, to the Borrower Charged Account, which proceeds were applied in accordance with this Agreement (including in payment of the amounts of all commissions, fees, costs, expenses and other amounts due on or before Financial Close under any Finance Document—to the relevant accounts for, and were applied in payment of, such commissions, fees, costs, expenses and other amounts).
5. REPAYMENT
5.1.	Repayment of the Loan

The Borrower shall repay to the Lenders the Loan (for the avoidance of doubt, together with all accrued and unpaid interest thereon), by way of 1 (one) lump sum to be paid on the Repayment Date for the Loan. For the avoidance of doubt, the Loan shall be repaid by no later than the Final Maturity Date. For so long as the Borrower shall have paid the fees for the Extension Option set out in clause 9.4 below and in the Lenders’ Upfront Fee Letter on or before the dates set out in clause 9.4 below and shall not have delivered a notice cancelling the Extension Option, the Borrower shall have the option, exercisable by written notice to such effect to the Facility Agent, delivered not later than 30 (thirty) Business Days prior to the date falling 3 (three) years after Financial Close, to extend the Final Maturity Date to the date falling 4 (four) years after Financial Close. For the avoidance of doubt, in the event that the Borrower shall fail for any year timeously to pay the Extension Option fee, the Extension Option shall expire automatically.

5.2.	Conditions for Reborrowing

The Borrower shall be entitled, on the Repayment Date (other than on the Final Maturity Date) for the Loan, to reborrow an amount in Euro not to exceed the amount of the Loan (principal) repaid on such

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Repayment Date, such reborrowed amount to be applied solely and automatically in repayment of the Loan; provided that:
5.2.1.	the Borrower shall deliver a Drawdown Request to the Facility Agent at least 3 (three) Business Days prior to the Repayment Date, duly completed as to the Duration Period, amount and Interest Determination Dates; and

5.2.2.	no Default has occurred or is likely to occur as a result of such reborrowing.
5.3.	Failure to Reborrow

Any amount of the Loan repaid and not reborrowed on a Repayment Date in accordance with clause 5.2 above shall be deemed to be finally repaid and not be capable of being reborrowed.

5.4.	Payment of all of the Loan on the Final Maturity Date

On the Final Maturity Date, the Borrower shall finally repay all of the Loan then outstanding and shall additionally pay to the Lenders all other sums then outstanding under the Finance Documents.

5.5.	Payment of Interest

All amounts of principal to be repaid as aforesaid, shall be repaid with interest not yet paid and all other amounts, if any, payable to each Lender under the Facility in respect of such repayment.

5.6.	Repayment in Euro

For the avoidance of doubt, the Loan as well as all interest thereon, shall be repaid or paid in Euro.

5.7.	Account to which Repayments shall be Made

All repayments on account of the Loan to be made by the Borrower to the Lenders pursuant to this clause 5 shall be made to the Borrower Charged Account and thereafter transferred by the Facility Agent to each Lender in its respective Proportion of the Loan.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.8.	No Reborrowing

Save pursuant to clause 5.2 above, the Borrower shall not be entitled to reborrow any part of the Loan which is repaid.

5.9.	Cancellation of Commitments — Intentionally Deleted
6. PREPAYMENT
6.1.	Voluntary Prepayment

Subject to the terms and conditions set out in this clause 6 below, the Borrower may prepay to the Lenders the Loan on any Interest Payment Date or on the last day of any Interest Period. For the avoidance of doubt, no breakage costs or prepayment commissions will be payable by the Borrower in connection with any payment made on any such day as aforesaid.

6.2.	Conditions to Prepay No prepayment may be made by the Borrower under clause 6.1 above, unless:
6.2.1.	the Borrower shall have given due notice to the Facility Agent. Such notice shall specify the Interest Payment Date or the last Business Day of any Interest Period upon which the prepayment is to be made and the amount of the prepayment and shall be given at least 3 (three) Business Days prior to such prepayment; and

6.2.2.	such prepayment shall be: (a) in an amount of at least €50,000,000 (fifty million Euro); or (b) in the amount of the Total Outstandings under the Loan as at the date of such prepayment.
6.3.	Notice of Prepayment

A notice of prepayment given by the Borrower as referred to in clause 6.2 above, shall be irrevocable and shall oblige the Borrower to make the relevant prepayment on the date specified therefor in such notice of prepayment.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.4.	Mandatory Prepayment
6.4.1.	All the following amounts shall be deposited into the Gazit Midas Charged Account London immediately upon receipt thereof and, thereafter, be immediately transferred to the Gazit Midas Charged Account Israel and from such account be immediately transferred to the Borrower Charged Account (and the Borrower hereby authorises such transfer) and shall be applied in mandatory prepayment of the Loan on the last Business Day of the Interest Period during which such amounts are received into the Gazit Midas Charged Account London:
6.4.1.1.	an amount of €50,000,000 (fifty million Euro) out of the Special Dividend (as such term is defined in clause 5.1 of the Transaction Agreement) received from MEL;

6.4.1.2.	all amounts, property or other rights received in consideration of the sale or other disposition of any Pledged MEL Shares or any part thereof, without derogating from clause 14.8 below;

6.4.1.3.	all amounts received by the Borrower or Gazit Midas by way of refund, prepayment, compensation or other payment from MEL, MERE or Meinl Bank AG under or in connection with the Master Transaction Agreement;

6.4.1.3A.	in the event that, in any calendar year, MEL shall make Distributions in amounts greater than the amounts of Distributions distributable by MEL pursuant to the Dividend Policy (“Extraordinary Distributions”) and the aggregate amount of the Extraordinary Distributions made by MEL during such calendar year exceed €150,000,000 (one hundred and fifty million Euro) (such excess, “the Excess Distributions”), then all Excess Distributions received by Gazit Midas from MEL during such calendar year; and

6.4.1.4.	with effect from the date that an Event of Default has occurred and is continuing, the amount of all Distributions in respect of any Pledged Securities.
6.4.2.	In the event that any change in the shareholdings in the Borrower (without derogating from, and subject to, the provisions of clause 15.18 below) or any other act of the Borrower or any shareholder thereof or any change in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

parties to the Shareholders’ Agreement or any other Voting Agreement or any similar act (“a Borrower Dependent Change”), shall make it unlawful or a breach of laws for any Lender to make available, fund or maintain the Loan, or any part thereof, under this Agreement, or to give effect to its obligations or exercise its rights as contemplated by this Agreement, for the avoidance of doubt, including due to any limits on provision of credit exceeding the limits under Bank of Israel guidelines and directives (including guideline 313) and/or under any laws applicable to other financial institutions with respect to single borrowers (“Loveh Boded”), groups of borrowers (“Kvutzat Lovim”), connected persons (“Anashim Kshurim”) or to the 6 (six) largest borrowers or groups of borrowers or any other limit or limitations imposed (or proposed to be imposed) thereunder, or capital adequacy requirements or other forms of banking, fiscal, monetary or regulatory control), the Borrower shall, on the later date of: (a) the next Interest Payment Date; and (b) 30 (thirty) days after receipt by the Borrower of a notification of such change (or if required under law to make such prepayment earlier, then on such earlier date required under law), prepay to the Facility Agent (which shall immediately transfer such payment to such Lender), all of the Total Outstandings owed to such Lender (or, if the Facility Agent shall, in its sole discretion, require payment of a lesser part thereof, such lesser part), in each case, together with all interest as well as all other charges accrued thereon to the date of the prepayment and all other amounts payable by the Borrower to such Lender under the Finance Documents.

In the event that a Borrower Dependent Change causes any Lender to incur an additional cost or payment or reduces any amount receivable by any Lender under any Finance Document (including by requiring such Lender to make any reserves with respect to the Loan (or part thereof)), then the provisions of clause 11 below shall apply, mutatis mutandis, as if such Borrower Dependent Change were a change in law.

6.4.3.	For the avoidance of doubt, no breakage costs or prepayment commissions will be payable by the Borrower in connection with any payment made on any such day as aforesaid.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.5.	Prepayment Together with Interest and All Sums Thereon
6.5.1.	Any voluntary prepayment of the Loan shall be made together with interest and other amounts, if any, accrued in connection with the Loan and all other sums due in respect of the amount prepaid and not yet paid.

6.5.2.	In the case of any mandatory prepayment, the principal amount of the Loan prepaid shall be equal to that amount which, together with accrued interest thereon and all other amounts payable on such amount, equals the amount to be prepaid pursuant to clause 6.4 above. For the avoidance of doubt, such principal prepaid shall be prepaid together with all accrued interest in respect of such principal and all other sums due in respect of the amount prepaid.

6.5.3.	For the avoidance of doubt, any prepayment of the Loan, whether voluntary or mandatory, shall be made in Euro.
6.6.	Reborrowing

The Borrower shall not be entitled to reborrow any amount of the Loan which is voluntarily or mandatorily prepaid.

6.7.	Payment Mechanism

All prepayments to be made (whether under this clause 6 or pursuant to any other provision of this Agreement) by the Borrower shall be made by transfer to the Borrower Charged Account and, thereafter, transferred by the Facility Agent to each Lender in its respective Proportion of the Loan, save for prepayment in accordance with clause 6.4.2 above and clauses 11 and 12 below, which shall be transferred to the relevant Lender.

6.8.	No Other Repayments or Prepayments The Borrower shall not repay or prepay all or any part of the Loan, except at the times and in the manner expressly provided in this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.	INTEREST
7.1.	Interest Rate

The Loan under the Facility shall bear interest for the Duration Period of the Loan at a rate per annum equal to: (a) the Wholesale Rate for the Loan; provided that, with respect to each Interest Period during such Duration Period, the LIBOR component of the Wholesale Rate shall be LIBOR, as determined on the Interest Determination Date, for such Interest Period; and (b) the Margin. In addition: (i) in the event that in any Quarter the ratio of the Borrower’s Net Financial Indebtedness to the Borrower’s Total Assets as referred to in clause 15.19.2.3.1 below, shall be more than [***]% ([***] percent), then (without derogating from said clause 15.19.2.3.1 if such ratio shall be more than [***]% ([***] percent)), the Loan shall bear additional interest (that is, additional to the interest referred to in this clause 7.1 above and below and to any interest payable pursuant to clause 7.2 below) during such Quarter of [***]% ([***] percent) per annum (“Additional Interest”); and (ii) in the event that MEL fails to make, or Gazit Midas fails to receive, in any calendar year, Distributions in accordance with the Dividend Policy, the Loan shall with effect from January 1 of the next calendar year and thereafter, but until no later than the end of the following calendar year, if any, in which Distributions are made in accordance with the Dividend Policy bear additional interest (that is, additional to the interest referred to in this clause 7.1 above and to any interest payable pursuant to clause 7.2 below) of [***]% ([***] percent) per annum (“Further Additional Interest”). The Borrower shall pay Additional Interest payable in respect of any Quarter within 3 (three) Business Days of the date of publication of the Borrower’s consolidated financial statements for such Quarter. For the avoidance of doubt, Further Additional Interest shall be payable on each Interest Payment Date (together with regular interest).
7.2.	Default Interest
7.2.1.	If a Default has occurred and is continuing, the following provisions shall apply:
7.2.1.1.	during any applicable cure period, the Facility Agent shall be entitled, in its sole discretion, to charge additional interest on the Loan such that the increased interest shall be at an annual rate which exceeds by [***]% ([***] percent) the rate of interest as determined in clause 7.1

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above for the Loan. The Facility Agent shall give the Borrower written notice of any increase in the rate of interest pursuant to this clause 7.2.1.1 as soon as reasonably possible after the relevant increase;

7.2.1.2.	commencing from the date upon which the Facility Agent becomes entitled to demand immediate repayment of the Loan pursuant to clause 15.25 below, the Facility Agent shall be entitled, in its sole discretion, to charge additional interest on the Loan such that the increased interest shall be at an annual rate which exceeds by [***]% ([***]) the rate of interest as determined in clause 7.1 for the Loan, whether or not the Facility Agent has demanded the immediate payment of the Loan; and

7.2.1.3.	in the event that the Facility Agent demands the Loan to be repaid in accordance with clauses 15.25 or 15.26 below, or in the event any other amount is not paid when due under the Finance Documents, the Loan or other amounts shall, commencing from the date of demand for payment of the Loan or other amounts, bear interest at the rate: (a) in the case of the Loan, being the rate of interest then payable in respect of the Loan (including, for the avoidance of doubt, the Margin) plus additional interest of [***]% ([***] percent) per annum; and (b) in respect of any other amount, being the rate of interest which would have been applicable to such amount had it been the Loan made on the date it was due to be paid (including, for the avoidance of doubt, the Margin), plus additional interest of [***]% ([***] percent) per annum. For the avoidance of doubt, such interest shall be paid to the Lenders until the date of full and final discharge of the Total Outstandings and all other amounts payable hereunder and under any other Finance Documents.
7.2.2.	Any interest payable in accordance with clause 7.2.1.3 above, shall be payable from time to time on demand and, for so long as not so paid, shall be capitalised (added to the principal amount unpaid) at the end of the period for capitalization of default interest which is generally applicable to default interest payable by the customers of Bank Hapoalim.

7.2.3.	For the purposes of clauses 7.2.1.1—7.2.1.3 (inclusive) above, in determining the interest payable on any Euro denominated

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

amount not paid when due, the applicable LIBOR in accordance with clause 1.1.79 above shall be that applicable generally in respect of default interest for Euro-dominated amounts payable by the customers of Bank Hapoalim.
7.3.	Accrual and Payment of Interest
7.3.1.	Interest as aforesaid in clauses 7.1 and 7.2 above in respect of the Loan, as applicable, shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 (three hundred and sixty) day year.

7.3.2.	All interest accrued as aforesaid in clause 7.3.1 above (save for interest pursuant to clause 7.2.1.3 above which will be payable in accordance with clause 7.2.2 above) on the Loan for each Interest Payment Period shall be paid on the Interest Payment Date of such Interest Payment Period.
7.4.	Payment to Borrower Charged Account

The Borrower shall pay all interest payable to the Lenders, in respect of the Loan made to the Borrower, by transferring such interest to the Borrower Charged Account. The Borrower shall, by not later than 3 (three) Business Days prior to the due date for any payment of interest under this Agreement, deposit the amount of interest to be paid on such due date, into the Borrower Charged Account.
8.	SUBSTITUTE INTEREST RATES

If and whenever, at any time prior to the commencement of any Interest Period by reason of changes affecting the Euro market, the Facility Agent shall have determined that, due to circumstances beyond Bank Hapoalim’s control, adequate means do not exist for ascertaining LIBOR during such Interest Period, the Facility Agent shall forthwith give notice (“a Determination Notice”) of such event to the Borrower (a Determination Notice to contain particulars of the relevant circumstances giving rise to its issue) and, notwithstanding the provisions of clause 7 above, the Facility Agent shall offer the Borrower an alternative basis (“the Substitute Basis”) for the determination of the relevant interest rate for the Loan for such Interest Period, the Substitute Basis to be binding upon the Borrower and to take effect in accordance with its terms from the commencement of the relevant Interest Period. If the Borrower determines that it does not wish to continue the Loan under the Substitute Basis, it shall so notify the Facility Agent within 90 (ninety) days of receipt

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of the Facility Agent’s notice specifying such Substitute Basis, whereupon the outstanding balance of the principal amount of the Loan, together with all accrued interest thereon, as well as all other amounts in respect thereof shall become immediately due and payable. For the avoidance of doubt, no breakage costs or prepayment commissions will be payable by the Borrower in connection with any payment made on any such circumstances as aforesaid.
9.	COMMISSIONS AND FEES
9.1.	Commissions and Fees Payable to the Finance Parties

The Borrower paid or, as applicable, shall pay to the Finance Parties the commissions and fees set out below in accordance with this clause 9 below, the Arranger’s Fee Letter, the Arranger’s Amendments Fee Letter, the Arranger’s Additional Fee Letter, the Lenders’ Upfront Fee Letter, the Lenders’ Amendments Fee Letter and the Lenders’ Additional Fee Letter, on the respective dates set out below and in such Fee Letters.

9.2.	Commitment Fee

The Borrower paid to the Facility Agent for each of the Lenders (in proportions as determined between the Facility Agent and the Lenders) a Commitment fee at the rate of [***]% ([***] percent) per annum in respect of such Lender’s Available Commitment, as defined in this Agreement in its form prior to January 29, 2009, with respect to the Facility from time to time, commencing from March 5, 2008 until January 29, 2009. The Commitment Fee was paid in accordance with the provisions of this clause 9.2 in its form prior to the Amendment Closing Date.

9.3.	Upfront Fee

The Borrower paid to the Facility Agent for each of the Lenders an upfront fee in the amounts set out in the Lenders’ Upfront Fee Letter.

9.4.	Extension Option Fee

The Borrower paid and shall pay to the Facility Agent, for the account of each of the Lenders in their respective Proportions, an annual fee, payable for so long as the Extension Option is in effect, in respect of each year of this Agreement in advance, the first payment to be made on Financial Close and subsequent payments to be made on

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each anniversary of such date. The Extension Option fee will be in the amount of [***]% ([***] percent) of the Total Outstandings (principal only) as at the date of each such payment, provided that the first such payment to be made was in the amount of €[***] ([***] Euro) (being [***]% ([***] percent) of the maximum Facility). In the event that the Borrower shall notify the Facility Agent in writing by not later than 14 (fourteen) days prior to any such payment date as aforesaid that it no longer wishes to have available to it the Extension Option, then the Extension Option will be cancelled and the Borrower will not be required to pay the Extension Option fee for any subsequent year of this Agreement.

9.5.	Facility Agent’s Fee

The Borrower paid and shall pay to the Facility Agent, for its own account, an ongoing fee at the rate of [***]% ([***] percent) per annum in respect of the aggregate amount of the Loan outstanding from time to time. Such fee shall be payable on each Interest Payment Date and on the Final Maturity Date, in arrears. The provisions of clauses 7.3 and 7.4 above shall apply to such Facility Agent’s fee, mutatis mutandis, as if all references to “interest” in such clauses were references to such Facility Agent’s fee.

9.6.	Arranger’s Fee

The Borrower paid to the Facility Agent, for its own account, an arranger’s fee in the amount set out in the Arranger’s Fee Letter.

9.7.	Security Trustee’s Fee

The Borrower shall pay to the Security Trustee, for its own account, for each year (or part thereof), a security trustee’s fee of US $[***] ([***] United States Dollars) per annum during the period from Financial Close until all the Secured Obligations have been discharged in full, payable on Financial Close with respect to the year commencing on Financial Close and, thereafter, on each anniversary of Financial Close; provided that, such fee will not be payable by the Borrower for so long as Bank Hapoalim is the Security Trustee.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.8.	Trust Company’s Fee

The Borrower shall pay to the Trust Company for each year (or part thereof), a trust company’s fee of US $[***] ([***] United States Dollars) per annum during the period from Financial Close until all the Secured Obligations have been discharged in full, payable on Financial Close with respect to the year commencing on Financial Close and, thereafter, on each anniversary of Financial Close.

9.8A.	Additional Fees
9.8A.1.	The Borrower paid, in accordance with the Arranger’s Amendments Fee Letter, and shall pay, in accordance with the Arranger’s Additional Fee Letter, to the Facility Agent, for its own account, the fees in the amounts set out in each of the aforesaid fee letters.

9.8A.2.	The Borrower paid, in accordance with the Lenders’ Amendments Fee Letter and shall pay, in accordance with the Lenders’ Additional Fee Letter, to the Facility Agent, for each of the Lenders, the fees in the amounts set out in each of the aforesaid fee letters.
9.9.	Fees Non-Refundable

Any fees paid in accordance with this clause 9 shall be non-refundable.

9.10.	Legal and Other Costs

The Borrower shall pay to the Finance Parties on demand:
9.10.1.	all out-of-pocket expenses (including travelling expenses and out-of-pocket expenses) of the Finance Parties, as well as all fees and other out-of-pocket expenses of the Finance Parties’ respective legal advisers, incurred in connection with:
9.10.1.1.	the preparation, review, negotiation, execution, delivery and completion of this Agreement and the other Finance Documents (collectively, “the Documentation”), all subject to such limits on legal fees and expenses as have been agreed between the Borrower and the Facility Agent in writing;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.10.1.2.	the Documentation and other activities relating to the completion of drawdowns made after Financial Close, all subject to such limits, if any, on legal fees and expenses as have been or may be agreed between the Borrower and the Facility Agent in writing and subject to such legal fees and expenses being reasonable; and

9.10.1.3.	the administration of, and, if and to the extent requested by the Borrower or any other Obligor, any amendments or supplements to, the Documentation;
provided that, with respect only to advice required by the Finance Parties after January 29, 2009 relating to the interpretation of the Finance Documents (for the avoidance of doubt, not including advice or any other actions relating to any action, omission or request of the Borrower or any other Obligor, including any variation of any collateral granted under the Security Documents), such fees shall be subject to a maximum amount of €[***] ([***] Euro) for each year of this Agreement; and

9.10.2.	in the case of any Default, all out-of-pocket costs and expenses (including travelling expenses) of the Finance Parties, as well as any fees and other out-of-pocket expenses of all the Finance Parties’ respective legal and other professional advisers or consultants incurred in contemplation of, or in connection with, the enforcement of, or preservation of any rights under, any of the Documentation, or otherwise in respect of the moneys owing under the Finance Documents, including in investigating any such Default or Event of Default.
Where any such amounts referred to in this clause 9.10 above shall be paid by the Finance Parties, without derogating from the aforegoing in this clause 9.10 above, such amounts shall be paid by the Borrower together with interest at the rate referred to in clause 7.2.1.2 above from the date on which the Facility Agent shall have delivered to the Borrower a written notice that payment of such amounts has been made by the Finance Parties (and until the date of actual payment by the Borrower).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.11.	Appraiser’s Fees— Intentionally Deleted

9.12.	Registration or Other Like Duties or Taxes

The Borrower shall pay all documentary, registration or other like duties or Taxes (including any such duties or Taxes payable by the Finance Parties) imposed on or in connection with, the Documentation (as defined in clause 9.10.1 above).

9.13.	Other Commissions, Fees and Expenses

Nothing in this clause 9 shall be construed as derogating from the obligations of the Borrower to pay Bank Hapoalim other commissions, fees and reasonable expenses usually payable in connection with regular, day-to-day banking transactions performed in connection with the Facility and which are not specifically provided for herein, in accordance with Bank Hapoalim’s tariffs for its customers generally, as published at its branches. Bank Hapoalim shall provide to the Borrower a list of such commissions, fees and expenses, as payable by the Borrower from time to time.

9.14.	Currency for Payment

All sums payable by the Borrower under this clause 9 shall be payable in the currency in which such sums were incurred by the relevant Finance Parties.
10.	TAXES
10.1.	Taxes
10.1.1.	All payments to be made by the Borrower to any Finance Party shall be made free and clear of, and without deduction for, or on account of, Tax, unless the Borrower is required by law to make any such payment subject to the deduction or withholding of Tax, in which case (save where such deduction or withholding is in respect of any Tax on income, including income Tax on interest, of a Lender and the Borrower shall have delivered to the Facility Agent for such Lender a receipt as referred to in clause 10.3 below simultaneously with the making of the payment from which such Tax deduction or withholding has been made), subject to clause 10.1.2 herein, the sum payable by the Borrower in respect of which such deduction or withholding is required to be made shall be increased, to the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

extent necessary, to ensure that after the making of the required deduction or withholding, such Finance Party receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

10.1.2.	The obligations of the Borrower to pay any increased amount in accordance with clause 10.1 above shall apply only to Taxes (excluding any Tax on income) imposed due to any change in, or the introduction of, or any change in the interpretation, administration or application by any Governmental Body of, any law, or by reason of the interpretation, administration or application adopted or declared by any Governmental Body in respect of any law, after the Original Agreement Date which affects any Lender.
10.2.	Notification of Taxes

Without derogating from clause 10.1 above, if, at any time, the Borrower is required by law to make any deduction or withholding from any sum payable by it hereunder, the Borrower shall, as soon as reasonably practicable, notify the Facility Agent which shall notify the relevant Finance Party.

10.3.	Payment and Submission of Receipt

If the Borrower makes any payment hereunder in respect of which it is required to make any deduction or withholding, it shall, without derogating from clause 10.1 above, pay the full amount required to be deducted or withheld to the relevant Taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Facility Agent for delivery to the relevant Finance Party, as soon as reasonably practicable after it has made such payment to the relevant authority, an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of the relevant Finance Party’s share of such payment.

10.4.	Tax Saving
10.4.1.	In the event that following the imposition of any Tax on any payment by the Borrower to any Finance Party in consequence of which the Borrower is required, under clause 10.1 above, to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

pay any additional amount in respect thereof to such Finance Party, such Finance Party has received or been granted a repayment of Tax, or a credit against, or remission for, or deduction from, or in respect of, any Tax payable by it (any of the aforegoing, to the extent so reasonably identifiable and quantifiable, being referred to as “a saving”), such Finance Party shall, to the extent that it can do so without prejudice to the relevant saving, and subject to the Borrower’s obligation to repay the amount to such Finance Party, if the relevant saving is subsequently disallowed or cancelled (which repayment shall be made promptly on receipt of notice by the Borrower from such Finance Party of such disallowance or cancellation), reimburse the Borrower promptly after receipt of such saving by such Finance Party with such amount equal to the lower of: (a) the additional amount paid by the Borrower in respect of such Tax under clause 10.1 above as aforesaid, together with applicable interest under the Adjudication of Interest and Linkage Law, 5721—1961; and (b) the finally determined amount or value of the relevant saving.

10.4.2.	Nothing in this Agreement shall interfere with the right of any Finance Party to arrange its Tax and other affairs in whatever manner it thinks fit and, in particular, no Finance Party shall be under any obligation to claim relief from Tax on its corporate profits, or from any similar Tax liability, in respect of the Tax, or to claim relief in respect of the amount paid by the Borrower in priority to any other claims, reliefs, credits or deductions available to it or to disclose details of its Tax affairs.

10.4.3.	Each Finance Party shall notify the Borrower promptly of the receipt by such Finance Party of any saving and of the amount or value of such saving. No Finance Party shall be required to disclose any confidential information relating to the organisation or administration of its affairs.
10.5.	VAT

The Borrower shall pay to each Finance Party all VAT, if any, payable in respect of any payment to be made by the Borrower to any such Finance Party (including, any fees and expenses to be paid pursuant to clause 9 above) under this Agreement or under any other Finance Document, such VAT to be paid by the Borrower at the same time it makes the relevant payment.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.	INCREASED COSTS
11.1.	Increased Costs

Subject to clause 11.2 below, if by reason of any change in, or the introduction of, or any change in the interpretation, administration or application by any Governmental Body of, any law, or by reason of the interpretation, administration or application adopted or declared by any Governmental Body in respect of any law, after the Original Agreement Date (including, the implementation in any jurisdiction of the proposals made by the Basle Committee on Bank Regulations and Supervisory Practices for the International Convergence of Capital Measurements and Capital Standards) which affects any Lender, or compliance by any Lender with any such change, introduction, adoption or declaration, including, in each case, those relating to Taxation, reserves, special deposits, cash ratio, liquidity, limits on provision of credit to single borrowers or groups of borrowers or capital adequacy requirements or other forms of banking, fiscal, monetary or regulatory controls:
11.1.1.	any Lender incurs a cost or payment as a result of it having entered into and/or performing and/or assuming and/or maintaining and/or funding its obligations or commitments under any Finance Document and/or maintaining the outstanding balance of the Facility, or there are any increased costs to such Lender as a result of any of the aforegoing (including due to making reserves); or

11.1.2.	any amount receivable by any Lender under any Finance Document is reduced (save to the extent matched by a reduction in the cost of providing the Facility)
and such cost, payment or reduction is not compensated for by any other provision of this Agreement, then and in each such case:
(a)	such Lender shall be entitled to notify the Facility Agent, which shall immediately notify the Borrower of that event promptly upon it becoming aware of the event, including, in reasonable detail, particulars of the event; and

(b)	within 20 (twenty) Business Days after receipt by the Borrower of a demand by the Facility Agent accompanied by a certificate of such Lender, specifying the amount of compensation claimed and setting out the calculation of the amount in reasonable

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detail, the Borrower shall, unless the Borrower shall have elected to prepay to such Lender its Total Outstandings pursuant to the last paragraph of this clause 11.1, pay to the Facility Agent, which shall immediately transfer such payment to such Lender, such amount as shall compensate such Lender for such cost, reduction or payment with respect to the period beginning not earlier than the last day of any Interest Period following the date of receipt of such demand.
Nothing in this clause 11 shall oblige such Lender to disclose any confidential information relating to the organisation or administration of its affairs.

The Borrower may, after receipt of a demand as aforesaid in paragraph (b) above, notify the Facility Agent that it will prepay, on the next following Interest Payment Date or on the last Business Day of the Interest Period during which such demand is made, the whole of the Total Outstandings owed to such Lender. Such notice shall be irrevocable and the Borrower shall, on such Interest Payment Date or on the last Business Day of such Interest Period as aforesaid, pay such Lender such Lender’s part of the Total Outstandings, including all interest and together with all charges accrued thereon (but excluding pursuant to this clause 11.1 above) and all other amounts payable by the Borrower to, or for the benefit of, such Lender under the Finance Documents. For the avoidance of doubt, no breakage costs or prepayment commissions will be payable by the Borrower in connection with any payment made on any such circumstances as aforesaid. In the event of prepayment as aforesaid, such Lender shall repay to the Borrower that proportion of the upfront fee referred to in clause 9.3 above received by such Lender equal to the proportion which the remaining period from the date of such prepayment until the Final Maturity Date comprises of the period from the date of signature of this Agreement until the Final Maturity Date, less the amount of fees and commissions paid by the Borrower to such Lender prior to Financial Close.

11.2.	Exceptions

Clause 11.1 above shall not apply so as to oblige the Borrower to compensate any Lender for any increased cost, reduction or payment resulting from any change in, or the introduction of any change in the interpretation or application of, any law relating to, or any change in the rate of Tax on income, of such Lender.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.	ILLEGALITY
If any change in, or the introduction of, any law, or any change in the interpretation, administration or application of any law by a final decision of any competent court or other Governmental Body, or compliance by any Lender with any such change or introduction of laws or any change in the interpretation, administration or application of laws by reason of the interpretation, administration or application adopted or declared by any Governmental Body in respect of any law (including, the implementation in any jurisdiction of the proposals made by the Basle Committee on Bank Regulations and Supervisory Practices for the International Convergence of Capital Measurements and Capital Standards) shall make it unlawful or a breach of laws, for such Lender to make available, fund or maintain the Loan or any part thereof under this Agreement, or to give effect to its obligations and exercise its rights as contemplated by this Agreement, such Lender may, by notice to the Facility Agent, which shall immediately notify the Borrower, declare that to the extent necessary to avoid any such illegality or breach of laws as aforesaid, such Lender’s obligations to the Borrower under the Finance Documents shall be terminated forthwith or, if later, on the latest date until which the obligations may remain in effect without causing it to be in breach of laws as aforesaid, whereupon:
12.1.	the Borrower and the Facility Agent shall negotiate bona fide the amendments required in order to refrain from violating the relevant law; provided that, in the event that such negotiations are, for any reason, unsuccessful prior to the earlier of: (a) the date immediately prior to the illegality or breach of laws or breach of practice as aforesaid, taking effect; and (b) the last Business Day of the last Interest Period immediately prior to the date on which such illegality or breach of laws takes effect, the Borrower shall on such earlier date as aforesaid prepay to the Facility Agent, which shall immediately transfer such payment to such Lender, such Lender’s part of the Total Outstandings, including all interest as well as all other charges accrued thereon to the date of the prepayment and all other amounts payable by the Borrower to such Lender under the Finance Documents. For the avoidance of doubt, no breakage costs or prepayment commissions will be payable by the Borrower in connection with any payment made on any such circumstances as aforesaid. In the event of prepayment as aforesaid, such Lender shall repay to the Borrower that proportion of the upfront fee referred to in clause 9.3 above received by such Lender equal to the proportion which the remaining period from the date of such prepayment until the Final Maturity Date comprises of the period from the Original Agreement Date until the Final Maturity Date; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.2.	Intentionally Deleted.
Notwithstanding the aforegoing, in the event that the Borrower is able to take steps (not affecting or derogating from the provisions of the Finance Documents) so as to avoid such illegality or breach of laws as aforesaid prior to the earlier of the dates referred to in paragraphs (a) and (b) above, then, without derogating from the rights of the Finance Parties under the Finance Documents, the Finance Parties shall cooperate with the Borrower to allow such arrangement, all provided that nothing in this sentence shall obligate any of the parties hereto to waive or amend any of its rights under the Finance Documents (or, for the avoidance of doubt, under any other agreement to which any Finance Party is a party).

13.	REPRESENTATIONS AND WARRANTIES
13.1.	General

The Borrower hereby makes the representations and warranties set out in this clause 13 to the Lenders. The Borrower acknowledges that the Lenders have entered into this Agreement in full reliance on the representations and warranties set out in this clause 13 below.

13.2.	Status

13.2.1.	(a)	The Borrower is a company limited by shares, duly incorporated and validly existing under the laws of the State of Israel and has the power to own its property and assets and to carry on its business as it is now being and as is currently proposed to be conducted. As of the Original Agreement Date, as of Financial Close and as of the Amendment Closing Date, no event has occurred with respect to the Borrower which would constitute an Event of Default under clause 15.7 below.

	(b)	Each of the other Obligors is a company limited by shares, or a limited liability corporation, as applicable, duly incorporated and validly existing under the laws of: (i) Delaware, USA, in the case of MGN America; (ii) the province of Ontario, in the case of Gazit Canada; and (iii) Jersey, in the case of Gazit Midas, and has the power to own its property and assets and to carry on its business as it is now being and as is currently proposed to be conducted. As of the Original Agreement Date, as of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Financial Close and as of the Amendment Closing Date, no event has occurred with respect to any of the other Obligors which would constitute an Event of Default under clause 15.7 below.

(c)	(i)	MEL is a company limited by shares, duly incorporated and validity existing under the laws of Jersey and to the Borrower’s Knowledge, has the power to own its property and assets and to carry on its business as it is now being conducted.

	(ii)	To the Borrower’s Knowledge, as of the Original Agreement Date, as at Financial Close and as at the Amendment Closing Date, no event has occurred with respect to MEL which would constitute an Event of Default under clause 15.7 below.
13.2.2.	The Borrower has delivered to the Facility Agent copies of the Borrower’s Organisational Documents and the Organisational Documents of each of the Obligors and MEL, as currently in effect and, with respect to MEL, as of Financial Close.

13.2.3.	The Borrower has delivered to the Facility Agent a copy of the Organisational Documents of MEL, as in effect on the Amendment Closing Date.
13.3.	Legal Validity
13.3.1.	Each Obligor has the absolute and unrestricted right, power, authority and capacity to execute and deliver those Finance Documents (including this Agreement and the Security Documents) to which it is a party and to perform its obligations under such Finance Documents and, in the case of the Borrower and Gazit Midas, also the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement as well as all transactions to be implemented pursuant to all the aforegoing and has taken all necessary action to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. All Consents and other actions required or desirable: (a) to enable each Obligor to enter into, exercise its

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

rights and comply with its obligations under those Finance Documents to which it is a party; and (b) to make the Finance Documents and, in the case of the Borrower and Gazit Midas, also the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement, admissible as evidence in the State of Israel and in other applicable jurisdictions (including the jurisdiction of incorporation of any Obligor), have been obtained or effected and are in full force and effect.

13.3.2.	Each Finance Document (including this Agreement and the Security Documents), the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement, if applicable, have been duly authorised, executed and delivered and constitute a legal, valid, binding and enforceable obligation of each Obligor party thereto, except where such enforceability is limited by: (a) applicable bankruptcy, insolvency, reorganisation, moratorium, fraudulent conveyance, or other laws of general application relating to the enforcement of creditors’ rights generally, or (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. Without limiting the generality of the aforegoing in this clause 13.3.2 above, each Security Document to which any Obligor is a party shall, by not later than Financial Close (or, in the case of any supplements to a Security Document or Security Documents to be entered into after Financial Close, on execution of such supplement or Security Document), validly and effectively create (subject to registration with the Registrar of Pledges and the Register of Companies, the UCC in respect of the MGN America Pledge (if entered into) and under the Personal Property Security Act (Ontario), in respect of the Gazit Canada Ontario Pledge), the Encumbrances which that Security Document purports to create and each supplement to any Security Document or Security Documents to be entered into after Financial Close shall, on execution thereof (subject to registration as aforesaid), validly and effectively create the Encumbrances over the subject-matter thereof which the Security Document so supplemented

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or so executed after Financial Close purports to create. Each of the Encumbrances created or evidenced by each Security Document due to be created on or before Financial Close, shall, by not later than Financial Close (or, in the case of any supplements to a Security Document or Security Documents to be entered into after Financial Close, on execution of such supplement or Security Document), constitute a legal, valid, binding and enforceable security interest ranking first and prior to any other Encumbrance or obligation (save, with respect to the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge, for the Permitted Liens (as such term is respectively defined in the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge)), except where such enforceability is limited by: (i) applicable mandatory bankruptcy, insolvency, reorganisation, moratorium, fraudulent conveyance, or other mandatory laws of general application relating to the enforcement of creditors’ rights generally; or (ii) mandatory laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. Without derogating from the aforegoing, all Consents and other actions that are necessary in order to establish, protect and perfect the Encumbrances purported to be created or evidenced under the Security Documents over the assets and rights which are expressed to be subject to such Encumbrances under the Security Documents shall have been duly received or taken prior to Financial Close (or, in the case of any supplements to a Security Document or Security Documents to be entered into after Financial Close, on execution of such supplement or Security Document). All Taxes, fees and other charges relating to such filings, recordings and other actions shall have been paid in full on or prior to Financial Close (or, in the case of any supplements to a Security Document or Security Documents to be entered into after Financial Close, prior to the execution of such supplement or Security Document).
13.4.	Non-Conflict

The entry into and performance by each Obligor party thereto of, and the transactions contemplated by, the Finance Documents, the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement, if applicable, and the creation of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Encumbrances created or to be created pursuant to the Security Documents or the realisation, sale or assignment of any collateral under any Security Document or the application by the Facility Agent, the Security Trustee or any other person of any proceeds of any such realisation or sale, do not or will not:
13.4.1.	contravene, conflict with, or result in a violation of: (a) any provision of the Organisational Documents of any Obligor; or (b) any resolution adopted by the respective boards of directors or the shareholders of any Obligor;

13.4.2.	contravene, conflict with, result in a violation of, or give any Governmental Body or other person the right to challenge or exercise any remedy or obtain any relief under, any law or Orders to which any of the Obligors or, to the Borrower’s Knowledge, MEL or any of the assets owned or used by any of the Obligors or, to the Borrower’s Knowledge, MEL may be subject;

13.4.3.	contravene, conflict with, result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorisation that is held by MEL or by any of the Obligors;

13.4.4.	contravene any law applicable to it;

13.4.5.	result in any person being relieved of any obligation to any of the Obligors (whether under Contract or otherwise) or result in any right or benefit (whether under any Contract or otherwise) enjoyed by any of the Obligors being terminated or cancelled, or result in the exercise of any right in respect of any of the Obligors being terminated or cancelled;

13.4.6.	subject (with respect to realisation as aforesaid only), to the last paragraphs of this clause 13.4, contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any Contract or instrument to which any of the Obligors is a party (save that realisation of collateral created pursuant to the Finance Documents may give a person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel,

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terminate or modify, any Contract or instrument to which any of the Obligors (other than Gazit Midas) is a party). Without limiting the generality of the aforegoing, none of the transactions contemplated pursuant to the Master Transaction Agreement or the Atrium Deed or the Transaction Agreement shall result in any breach of, or right of acceleration under, any Securities of MEL (including bonds or debentures currently issued by MEL and including the medium term notes under the Medium Term Note Program 2006 (as defined in the Transaction Agreement)); or

13.4.7.	result in the imposition or creation of any Encumbrance (other than an Encumbrance under the Security Documents) upon or with respect to any of the assets owned by the Borrower or Gazit Midas, including the Pledged MEL Shares or any other shares or Securities pledged under any Security Document or with respect to the shares of the Borrower.
Without limiting the generality of the aforegoing, there is no restriction or prevention, contractual, legal or otherwise, on the creation of the Encumbrances to be created pursuant to the Security Documents or on the realisation, sale or assignment of any collateral continuing under any such Security Document in the case of an Event of Default or on the application by the Facility Agent, the Security Trustee or any other person of any proceeds of any such realisation or sale (for the avoidance of doubt, without derogating from mandatory statutory preferences on liquidation), save for the following restrictions which, notwithstanding anything to the contrary stated in this clause 13.4 or elsewhere in the Finance Documents, may be applicable to the realisation, sale or assignment of certain of the Pledged Securities:
(i)	restrictions under any applicable securities laws and rules and regulations promulgated under the applicable stock exchange and restrictive trade and/or anti-trust laws;

(ii)	with respect to realisation or sale of Pledged MEL Shares, the right of first offer of other Investor Party(ies) under clause 11.1 of the Shareholders’ Agreement, provided that such right of first offer does not apply in the case of realisation by the Finance Parties;

(iii)	with respect to realisation or sale of Pledged FCR Securities, the tag-along rights of Alony-Hetz Properties and Investments Ltd. (“Alony-Hetz”) under clause 2.1 of the shareholders’

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

agreement relating to FCR dated as of October 5, 2000, as amended, a copy of which shareholders’ agreement is attached as Schedule 13.7(A) hereto (or, in place of such tag-along rights, the same or less burdensome (in the eyes of the selling shareholder) tag-along provision under any other shareholders’ agreement relating to FCR); and

(iv)	with respect to realisation or sale of Pledged Equity One, the tag-along rights of Alony-Hetz under clause 2 of the shareholders’ agreement relating to Equity One dated October 4, 2000, as amended, a copy of which shareholders’ agreement is attached as Schedule 13.7(B) hereto (or, in place of such tag-along rights, the same or less burdensome (in the eyes of the selling shareholder) tag-along provision under any other shareholders’ agreement relating to Equity One).
13.5.	No Default

No Default has occurred and is continuing which has not been waived.

13.6.	Consents
13.6.1.	Except as set forth in Schedule 13.6 hereto (“the Listed Consents”), no notice to, filing with, Governmental Authorisations, permits, licences or other Consents from, any person or Governmental Body are, or will be required, to be made or obtained in connection with the execution, delivery, validity and enforceability of any of the Finance Documents or the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement or any other Voting Agreement or the consummation or performance of any of the transactions contemplated hereby or thereby, including for the creation or perfection of any Encumbrance purported to be created under any Security Document (save for registrations with the Registrar of Pledges, the Registrar of Companies, under the UCC, in respect of the MGN America Pledge and under the Personal Property Security Act (Ontario), in respect of the Gazit Canada Ontario Pledge).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.6.2.	The Obligors and, to the Borrower’s Knowledge, MEL have received and have complied with all Governmental Authorisations, permits, licences and other Consents required: (a) to have been obtained in connection with the execution, delivery, validity and enforceability of the Finance Documents, the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement, as applicable; and (b) for the consummation and performance of the transactions contemplated hereby or thereby as aforesaid, as applicable. All such Governmental Authorisations, permits, licences and other Consents referred to in this clause 13.6.2 above are valid and in full force and effect and are not subject to any pending or Threatened attack, challenge or revocation by any competent authority. No event has occurred or circumstance exists that may constitute or result, directly or indirectly, in a violation of, or a failure to comply with, any term or requirement of any such Governmental Authorisation or result, directly or indirectly, in the revocation, withdrawal, suspension, non-renewal, cancellation or termination of, or any modification to, any such Governmental Authorisation and no notice has been received by any Obligor or MEL that any of the above shall occur. None of the Listed Consents contains any conditions, restrictions or limitations, whether relating to the activity of any Obligor or MEL or otherwise, which may: (a) inhibit or otherwise adversely affect the creation of the Encumbrances over the Pledged MEL Shares, the Pledged FCR Securities, the Pledged Equity One Shares or the Pledged Gazit Midas Shares purported to be created under the Security Documents or the realisation thereof; (b) prohibit or restrict the declaration of any Distribution in relation to the Pledged MEL Shares, the Pledged FCR Securities, the Pledged Equity One Shares or the Pledged Gazit Midas Shares; or (c) otherwise likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents.
13.7.	The Pledged Securities

13.7.1.	(a)	The Pledged MEL Shares shall, within 30 (thirty) days of the Amendment Closing Date and thereafter, be registered

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for trading on the Vienna Stock Exchange and/or on Euronext Amsterdam N.V.

(b)	The Pledged MEL Shares are or, as applicable, with effect from the Amendment Closing Date shall be, on deposit in a securities deposit in the Gazit Midas Charged Account London and are beneficially owned by Gazit Midas, free and clear of all Encumbrances, options or other rights of third parties of whatsoever nature, save: (i) for Encumbrances in favour of the Finance Parties pursuant to the Security Documents; (ii) under the right of first offer in favour of the other Investor Party(ies) referred to in clause 11.1 of the Shareholders’ Agreement (provided that such right of first offer does not apply in the case of realisation by the Finance Parties); and (iii) for the voting arrangements referred to in the Shareholders’ Agreement.

(c)	The Pledged FCR Securities are held in a securities deposit in the Gazit Canada Charged Account and are beneficially owned by Gazit Canada, free and clear of all Encumbrances, options or other rights of third parties of whatsoever nature, save for: (i) Encumbrances in favour of the Finance Parties pursuant to the Security Documents; (ii) Permitted Liens (as such term is respectively defined in the Gazit Canada Israeli Pledge and the Gazit Canada Ontario Pledge); and (iii) the tag-along rights of Alony-Hetz under clause 2.01 of the shareholders’ agreement relating to FCR dated as of October 5, 2000, as amended, a copy of which shareholders’ agreement is attached as Schedule 13.7(A) hereto (or, in the place of such tag-along rights, the same or less burdensome (in the eyes of the selling shareholder) provision under any other shareholders’ agreement relating to FCR). The aforegoing shall not derogate from clause 14.15.3 below.

(d)	With effect from execution of the MGN America Pledge and thereafter, the Pledged Equity One Shares shall be held in a securities deposit in the MGN America Charged Account and shall be beneficially owned by MGN America and be free and clear of all Encumbrances, options or other rights of third parties of whatsoever nature, save for Encumbrances in favour of the Finance Parties pursuant to the Security Documents and save for the tag-along rights of Alony-Hetz under clause 2 of the shareholders’

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

agreement dated October 4, 2000 relating to Equity One, as amended, a copy of which shareholders’ agreement is attached as Schedule 13.7(B) hereto (or, in the place of such tag-along rights, the same or less burdensome (in the eyes of the selling shareholder) provision under any other shareholders’ agreement relating to Equity One). The aforegoing shall not derogate from clause 14.15.3 below.

	(e)	The Pledged Gazit Midas Shares and all shareholders’ loans made to Gazit Midas are registered in the name of the Borrower and are free and clear of all Encumbrances, options or other rights of third parties of whatsoever nature, save for Encumbrances in favour of the Finance Parties.

13.7.2.	(a)	All rights of Gazit Midas with respect to the Pledged MEL Shares and all Related Rights thereto are legally, validly and effectively charged in favour of the Security Trustee under the Gazit Midas English Pledge.

	(b)	All rights of Gazit Canada with respect to the Pledged FCR Securities and all Related Rights thereto are legally, validly and effectively charged in favour of the Security Trustee under the Gazit Canada Israeli Pledge and the Gazit Canada Ontario Pledge.

	(c)	With effect from execution of the MGN America Pledge and thereafter, all rights of MGN America with respect to the Pledged Equity One Shares and all Related Rights thereto shall be legally, validly and effectively charged in favour of the Security Trustee under the MGN America Pledge. The Borrower shall hold, directly or indirectly, through wholly-owned Subsidiaries, all means of control in MGN America.

	(d)	All rights of the Borrower with respect to the Pledged Gazit Midas Shares and all Related Rights thereto and all shareholders’ loans to Gazit Midas, are legally, validly and effectively charged in favour of the Security Trustee under the Borrower Jersey Pledge and the Borrower Debenture.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.7A. The Gazit Canada Preferred Shares
13.7A.1.	As at the Amendment Closing Date, the aggregate redemption price of the Gazit Canada Preferred Shares held by the Borrower (the Preferred Redemption Price, as such term is defined in the Articles of Amalgamation of Gazit Canada) (“the Gazit Canada Preferred Redemption Price”) equals at least CAD [***] ([***] Canadian Dollars).

13.7A.2.	The Gazit Canada Preferred Shares held by the Borrower may be redeemed at any time, subject only to 7 (seven) days’ prior notice; the Borrower has the power to procure that the Gazit Canada Preferred Shares be redeemed as aforesaid; and, upon such redemption, the full amount of the Gazit Canada Preferred Redemption Price will be paid to the Borrower, without any deduction or withholding on account of Tax or otherwise.
13.8.	Share Capital
13.8.1.	The authorised share capital of Gazit Midas consists of 1,000,000 (one million) limited liability shares of €1.00 (one Euro) par value each), of which, 1,000 (one thousand) shares are issued and outstanding. All of the outstanding ordinary shares have been duly authorised, validly issued and are fully paid-up.

13.8.2.	The entire issued share capital of Gazit Midas is, and all means of control in Gazit Midas are, held by the Borrower.

13.8.3.	There are no Securities convertible or exchangeable into shares or Securities of Gazit Midas, nor Contracts, arrangements or assignments relating to the issuance, sale, transfer or Encumbrance, of any shares or Securities convertible or exchangeable into shares or Securities of Gazit Midas, save for Encumbrances under the Borrower Jersey Pledge.

13.8.4.	To the Borrower’s Knowledge, as at the Amendment Closing Date, the number of issued and outstanding shares of MEL is 372,052,993 (three hundred and seventy-two million fifty-two thousand nine hundred and ninety-three) ordinary shares of no par value and all such shares are fully paid-up.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.8.5.	To the Borrower’s Knowledge, no shares or certificates in respect of shares in MEL or other Securities of MEL are owned directly or indirectly by MEL.

13.8.6.	All shares of MEL grant the holders thereof equal rights.

13.8.7.	The entire issued share capital of Gazit Canada is, and all means of control in Gazit Canada are, held by the Borrower (directly and/or indirectly, through wholly-owned Subsidiaries of the Borrower).
13.9.	No Material Adverse Effect

There has not been any Material Adverse Effect.

13.10.	Legal Proceedings; Orders
13.10.1.	Except as disclosed in Schedule 13.10 hereto, there is no pending Proceeding: (a) that may materially affect the business of the Borrower or against Gazit Midas; or (b) to the Borrower’s Knowledge, that challenges, or that seeks the prevention or delay of or makes illegal or otherwise may impede, any of the transactions contemplated under this Agreement, under any other Finance Documents, under the Master Transaction Agreement or under the Transaction Agreement.

13.10.2.	In addition, except as disclosed in Schedule 13.10 hereto, no such Proceeding as referred to in clause 13.10.1 above has been Threatened.

13.10.3.	The Obligors are in full compliance with all the terms and requirements of each Order to which they, or any of the assets owned or used by them, are subject, if non-compliance with such an Order is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents.

13.10.4.	No liquidator or similar officer (including examiner or administrator) has been appointed with respect to any Obligor or, to the Borrower’s Knowledge, MEL or their respective assets, nor is any petition or Proceeding for any such appointment pending, nor has any resolution for any such appointment been passed.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.10.5.	No Proceeding for the bankruptcy, winding-up, insolvency, reorganisation of or for any moratorium or other similar Proceeding with respect to any Obligor or, to the Borrower’s Knowledge, MEL is Threatened or pending.

13.10.6.	No Proceeding of any kind referred to in clauses 15.7 or 15.8 is Threatened or pending (such representation is provided to the Borrower’s Knowledge with respect to MEL).
13.11.	Contracts; No Defaults; Articles of Association
13.11.1.	As of the Amendment Closing Date, the only Contracts to which the Borrower or any Affiliate thereof is a party in connection with MEL and the transactions contemplated under the Master Transaction Agreement and the Transaction Agreement, are the Finance Documents, the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement, the “Consultation Agreement” between Atrium European Management N.V. and Mr. Chaim Katzman dated March 26, 2009 and/or any Contract regulating the provision of loans by the Borrower to Gazit Midas.

13.11.2.	Each of the Finance Documents are, or with respect to Finance Documents to be entered into in accordance with the provisions of this Agreement or the other Finance Documents after Financial Close, will, upon the date of execution thereof, be) and the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement, if any, are, in full force and effect in all respects and are legal, valid, binding and enforceable in accordance with their respective terms, except where such enforceability is limited by: (a) applicable bankruptcy, insolvency, reorganisation, moratorium, fraudulent conveyance, or other laws of general application relating to the enforcement of creditors’ rights generally, or (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. To the Borrower’s Knowledge, following the Original Agreement Date and until the Amendment Closing Date: (i) no event has

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give the Borrower or any other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any such Contract (being the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement); and (ii) there are no disputes subsisting between the Borrower and any other party to any such Contract (being the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement) and no waivers have been granted by or in favour of the Borrower pursuant to any term of any such Contract (other than waivers, if any, which are not likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents).

13.11.3.	To the Borrower’s Knowledge, as of Financial Close, there are no Contracts of whatsoever nature between MEL, on the one hand, and Meinl Bank AG or any of its Affiliates (including MERE), on the other hand, save for the following, all dated March 20, 2008:
13.11.3.1.	the Transitional Services Agreement between MERE and MEL;

13.11.3.2.	the Termination Agreements between MEL and Meinl Bank AG relating to agreements to use the “Meinl” name and logo and to a placement and market-maker agreement;

13.11.3.3.	a Termination Agreement between MERE and MEL relating to a management agreement;

13.11.3.4.	a Non-Compete Agreement between MEL, MERE and Meinl Bank AG; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.11.3.5.	other additional agreements (such as certain custodian agreements which need to be terminated and replaced during a transition period of a few months after MTA Closing) relating to the ongoing operation of MEL and its Subsidiaries (including the Global Assumption and Transfer Agreement between MEL, Meinl Bank, Atrium European Management N.V. and Atrium Treasury Services Limited and all documents and agreements related thereto and/or referenced therein), which shall continue to be in effect for an interim period, as shall be agreed by the Borrower.
13.11.4.	With effect from the Amendment Closing Date, the articles of association of MEL are in the form of Schedule 13.12 hereto.
13.12.	Gazit Midas

Gazit Midas was incorporated on May 20, 2008. Gazit Midas has not conducted or carried on any business or other activities of whatsoever nature, whether alone, in partnership or under a joint venture and Gazit Midas does not have any Subsidiaries, nor does or will it own, directly or indirectly, any shares or equity (or equivalent) or other rights or interests in any other person or business, save for the Pledged MEL Shares and the entry into, delivery and performance of the Contracts referred to in clause 13.11.1 above. Gazit Midas does not have any indebtedness of whatsoever nature, save for its obligations under the Finance Documents, under the Contracts referred to in clause 13.11.1 above (including Indebtedness arising pursuant to shareholders’ loans received from the Borrower) and Indebtedness for costs such as auditors’ or legal fees or other incidental expenses arising from its business as described in clause 14.7.1 below. The sole purpose of Gazit Midas is to acquire and hold the Pledged MEL Shares and, without derogating from clause 14.6.1 below, additional shares and securities of MEL.

13.13.	Financial Statements
13.13.1.	The financial statements of the Borrower supplied and to be supplied under the Finance Documents comply as to form in all material respects with Applicable Accounting Principles and with the published rules and regulations of the Israeli Securities Authority and the Tel-Aviv Stock Exchange with respect thereto as in effect at the time of filing. The financial statements,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

including all related notes and schedules, contained in the such financial statements (or incorporated by reference therein) present and shall present fairly in all material respects the financial position of the Borrower as at the respective dates thereof and the results of operations and cash flows of the Borrower for the periods indicated, in accordance with Applicable Accounting Principles.

13.13.2.	As at the date of the most recent financial statements of each of the Borrower and MEL delivered to the Facility Agent, the Borrower or, to the Borrower’s Knowledge, MEL, as applicable, did not have any material liability (contingent or otherwise) which was not, expressly detailed in such financial statements (or in the notes thereto) or reserved against therein.

13.13.3.	Since the date of the most recent financial statements delivered to the Facility Agent prior to the Amendment Closing Date, there has been no material adverse change in the financial condition of the Borrower or, to the Borrower’s Knowledge, MEL, as applicable, or in the results of operation of the Borrower, or, to the Borrower’s Knowledge, MEL, as applicable.
13.14.	Significant Management Rights

No person or persons acting together (other than the Investor Parties) control MEL and, with effect from the Amendment Closing Date, the Borrower shall hold the Significant Management Rights.

13.15.	Disclosure
13.15.1.	No representation or warranty of the Borrower in this Agreement or of any Obligor in any other Finance Document to which it is a party, omits to state a material fact necessary to make the statements made herein or therein, in light of the circumstances in which they were made, not misleading.

13.15.2.	(a)	All the written information provided by the Borrower to the Lenders relating to: (i) the Obligors; (ii) the transactions contemplated under the Transaction Agreement; and (iii) the transactions contemplated under the Master Transaction Agreement on or before Financial Close, is true and accurate in all material respects. To the Borrower’s Knowledge, all the written information provided by the Borrower to the Lenders relating to MEL on or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

before the Amendment Closing Date, is true and accurate in all material respects.

(b)	The Borrower did not, as at the Original Agreement Date, have any information and was not, as of such date, aware of any matter that was not disclosed to the Lenders relating to the Obligors, MEL, CPI and the transactions contemplated under the Master Transaction Agreement, which might have reasonably be expected to adversely affect the willingness of the Lenders to advance the Loan to the Borrower on the terms and conditions as contained in this Agreement, or which would have caused the Lenders not to rely on the Encumbrances created under the Security Documents as security for the payment of the Total Outstandings, or which might have limited in any manner the potential enforcement or realisation of any such Encumbrances, in whole or in part.

(c)	The Borrower does not have any information and is not aware of any matter that has not been disclosed to the Lenders relating to the Obligors, MEL, CPI and the transactions contemplated under the Transaction Agreement, which might reasonably be expected to adversely affect the willingness of the Lenders to amend this Agreement as contemplated herein or which might limit in any manner the potential enforcement or realisation of the Encumbrances created under the Security Documents as security for the payment of the Total Outstandings, in whole or in part.
13.16.	Documents

The documents delivered to the Facility Agent by the Borrower pursuant to clause 3 above and under any other provision of the Finance Documents were genuine, or, in the case of copies, were true, complete and accurate copies in all respects of originals which have not been amended, varied, supplemented or superseded in any way prior to the Financial Close, other than amendments, variations, supplements or supersessions prior to Financial Close which have all been delivered to the Facility Agent.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.17.	Ranking of Securities

The security conferred by those Security Documents which are expressed to create Encumbrances constitutes a priority security interest of the type therein described over the assets and rights therein referred to, which are not subject to any prior or other Encumbrances (save, with respect to the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge, for Permitted Liens (as such term is respectively defined in the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge)) and is not liable to be set aside on the insolvency of any Obligor.

13.18.	No Other Representations or Warranties

Except for the representations and warranties contained in this clause 13 and any representations and warranties made in any other Finance Documents, neither the Borrower nor any other person on behalf of the Borrower makes any express or implied representation or warranty with respect to the Borrower, any Obligor, MEL or any of their respective Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Finance Parties of any documentation, forecasts, projections or other information with respect to any one or more of the aforegoing.

13.19.	No Immunity

No Obligor is entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other Proceeding in any jurisdiction in connection with any of the Finance Documents to which it is a party.

13.20.	Repetition
13.20.1.	The representations and warranties set out in clause 13 of this Agreement in its form on Financial Close, survived the execution of this Agreement and Financial Close, were repeated on January 29, 2009 as set forth in the amendment to this Agreement made on such date and were otherwise repeated as set forth in this Agreement in its form prior to the Amendment Closing Date.

13.20.2.	The representations and warranties set out in this clause 13 shall be repeated on the Amendment Closing Date, save for the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

following which shall not be repeated: clauses 13.2.2 (Status) and 13.16 (Documents) and shall thereafter be repeated on the first day of each Duration Period of the Loan, save for the following which shall not be repeated: clauses 13.2.2 (Status), 13.5 (No Default), 13.6.2 (Consents) and 13.7A.1 (the Gazit Canada Preferred Shares), the first sentence of clause 13.8.1 (Gazit Midas Share Capital), clauses 13.8.4 (MEL Share Capital), 13.8.5 (MEL treasury shares), 13.9 (No Material Adverse Effect), 13.10 (Legal Proceedings; Orders), 13.11 (Contracts; No Default; Articles of Association), 13.13 (Financial Statements), 13.15.2 (Disclosure) and 13.16 (Documents).
14.	UNDERTAKINGS

The Borrower hereby undertakes to the Lenders that from the Original Agreement Date, and for so long as any sum remains payable or outstanding under any Finance Document or any Lender shall be under any obligation under any Finance Document to provide the Loan to the Borrower:
14.1.	Financial Statements
14.1.1.	The Borrower shall furnish or procure that there shall be furnished to the Facility Agent:
14.1.1.1.	as soon as the financial statements referred to below are published after the end of each Financial Year: (a) the audited consolidated financial statements of the Borrower for that Financial Year and the non-consolidated expanded financial statements of the Borrower for that Financial Year; (b) the audited consolidated and non-consolidated financial statements of MEL for that Financial Year; and (c) the audited financial statements of Gazit Midas for that Financial Year;

14.1.1.2.	as soon as practicable (and, in any event, not later than the date when the Borrower or MEL, as applicable, is required under law (including applicable stock exchange rules or regulations) to submit its Quarterly financial statements): (a) the unaudited reviewed and consolidated financial statements of the Borrower for each of the first 3 (three) Quarters of each Financial Year and the non-consolidated expanded financial statements of the Borrower for such Quarter; (b) the unaudited consolidated

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and non-consolidated reviewed financial statements of MEL for each such Quarter; and (c) the unaudited, reviewed financial statements of Gazit Midas for each such Quarter; and
14.1.1.3.	at the same time as each of the financial statements are delivered pursuant to clauses 14.1.1.1 and 14.1.1.2 above, a certificate signed by the chief financial officer of the Borrower setting out in detail, a computation, as at the date of such financial statements, of each of the financial ratios set out in clause 15.19 below.
In this clause 14.1.1, “the non-consolidated expanded financial statements of the Borrower” shall mean the financial statements of the Borrower consolidated only with the financial statements of the Non-Listed Subsidiaries of the Borrower (it being clarified that the financial statements of the Non-Listed Subsidiaries of the Borrower are consolidated with the respective Listed Subsidiaries of the Non-Listed Subsidiaries on the basis of such Listed Subsidiaries’ balance sheet value (equity)), all the aforegoing as prepared in accordance with Applicable Accounting Principles as applicable to such financial statements, mutatis mutandis, and as approved by the chief financial officer of the Borrower. For the purpose of the aforegoing, “the Non-Listed Subsidiaries” shall mean those Subsidiaries whose Securities are not listed for trading on any stock exchange; and “the Listed Subsidiaries” shall mean those Subsidiaries whose Securities are listed for trading on any stock exchange.

14.1.2.	The Borrower shall at all times have duly appointed Auditors.

14.1.3.	The Borrower shall procure that MEL shall, at all times, have duly appointed Auditors.

14.1.4.	The Borrower shall authorise its Auditors, at the expense of the Borrower, to discuss with the Facility Agent any financial statements of the Borrower or any report or information required to be given by the Auditors in accordance with this Agreement, upon the Facility Agent’s request and after notice is provided to the Borrower. The Borrower shall be entitled to be present at any meeting between the Auditors and the Facility Agent in connection with the aforegoing.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.1.5.	The Borrower shall procure that each set of financial statements of the Borrower and Gazit Midas to be delivered pursuant to this clause 14.1 shall be prepared using Applicable Accounting Principles and shall: (a) be prepared in accordance with and shall comply with applicable law; and (b) fairly represent the financial condition of each of the Borrower and Gazit Midas as of the dates and for the periods stated therein.

14.1.6.	Intentionally Deleted.

14.1.7.	The Borrower shall notify the Facility Agent in writing in the event that the Borrower anticipates that for any Quarter of Financial Year the ratio referred to in clause 15.19.2.1 below shall be less than 1.2.
14.2.	Financial and Other Information

The Borrower shall furnish to the Facility Agent:
14.2.1.	details of any litigation, arbitration or other Proceedings of a type referred to in clause 13.10.1 above as soon as the Borrower becomes aware that same have been instituted or Threatened;

14.2.2.	without derogating from clauses 14.8, 15.18 and 15.20 below or any other provisions of any Finance Document relating to any such change, promptly, details of any change in the shareholdings of Mr. Chaim Katzman in the Borrower or of the acquisition by any person or by persons acting in concert, of 10% (ten percent) or more of the share capital of the Borrower, or of any changes of shareholders in any of the other Obligors or of any change of control in MEL;

14.2.3.	without derogating from clause 14.3 below, promptly, copies of any Voting Agreement;

14.2.4.	promptly, details of any purchase of shares or other Securities in MEL by Gazit Midas;

14.2.5.	promptly, details of: (a) any default under the Master Transaction Agreement or any Contract entered into pursuant thereto (including the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Atrium Deed, the Relationship Agreement, the Relationship Agreement Deed of Assignment),

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

under the Transaction Agreement or under any Voting Agreement, or any significant defective fulfilment by any party to any such Contract of which the Borrower is aware; (b) any claims against the Borrower by any party to any such Contract; or (c) any other claim by a person against the Borrower, MEL or Gazit Midas, as well as of any dispute of which the Borrower is aware between any Obligor, MEL or any other person, all, in the event such claims or disputes relate to Gazit Midas, the transactions under the Master Transaction Agreement, the transactions under the Transaction Agreement, any of the Pledged Securities or to any Pledged Gazit Midas Shares;

14.2.6.	promptly, on request, certificates signed by a Senior Office Holder of the Borrower certifying the absence of any Default;

14.2.7.	without derogating from clause 14.10 below, promptly, notice of cancellation or revocation of any Consent listed under the Listed Consents, or the failure to obtain, maintain or renew and keep in full force and effect any such Consent;

14.2.8.	without derogating from clause 6.4.1 above, notices regarding any Distributions made or declared by MEL, such notice to be given within 14 (fourteen) Business Days after any such Distribution is declared;

14.2.9.	within 7 (seven) days from the end of each Quarter, confirmation by the chief financial officer of the Borrower of the Gazit Canada Preferred Redemption Price as at the end of such Quarter;

14.2.10.	all notices, reports or other documents despatched by MEL or by the Borrower to their respective creditors generally, such documents to be furnished within 5 (five) Business Days of their despatch; and

14.2.11.	without derogating from any other provision of this Agreement, copies of all notices, reports or any other documents that any Obligor is required to submit to any Governmental Authority, or that any Obligor receives from any Governmental Authority promptly after the submission or receipt thereof, provided that any such notice, report or document relates to matters that are material to any such Obligor or may adversely affect the interests of the Finance Parties under the Finance Documents and in respect of which notice, report or document the Borrower

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

is required to give an immediate report under the Securities Law.
14.3.	Master Transaction Agreement; Transaction Agreement; Voting Agreements; Articles of Association
14.3.1.	Save with the prior written approval of the Facility Agent, the Borrower shall not agree to any amendment, modification or variation of the Master Transaction Agreement (including the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Atrium Deed, the Transaction Agreement, the Relationship Agreement, the Relationship Agreement Deed of Assignment or of any other Contract to be executed pursuant to the Master Transaction Agreement), to the extent such amendment, modification or variation, individually or in the aggregate is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents. The Borrower shall notify the Facility Agent in writing in advance of any proposed amendment, modification or variation of any Contract as referred to in this clause 14.3.1 above.

14.3.2.	The Borrower shall not, and shall procure that Gazit Midas shall not, enter into any voting agreements, shareholders’ agreements or similar agreements with any other person holding shares or other Securities in MEL, other than the Shareholders’ Agreement and other Voting Agreements, and shall not agree to any amendment, modification or variation of the articles of association of MEL or any Voting Agreement (including the Shareholders’ Agreement), without the prior written consent of the Facility Agent if any such amendment, modification or variation is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents.

14.3.3.	Without derogating from clauses 14.3.1 and 14.3.2 above, the Borrower shall promptly deliver to the Facility Agent copies of any amendments, modifications or variations to or of any Contracts referred to in such clauses.
14.4.	Compliance with Applicable Laws

The Borrower shall comply, and shall procure that Gazit Midas shall comply, in all respects with all laws and Orders to which they may be

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

subject, if failure to so comply would impair the Obligors’ ability to perform their respective obligations under the Finance Documents.

14.5.	Negative Pledge

The Borrower shall not, and shall procure that none of the Obligors shall, create, or permit to subsist any Encumbrance on any asset or right which is charged in favour of the Security Trustee under any Security Document (save, with respect to the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge, for Permitted Liens (as such term is respectively defined in the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge)). The Borrower shall procure that Gazit Midas shall not create any Encumbrance other than under the Finance Documents.

14.6.	Indebtedness
14.6.1.	The Borrower shall procure that Gazit Midas shall not incur any Indebtedness of whatsoever nature, save for Indebtedness arising pursuant to shareholders’ loans received from the Borrower, and for costs such as auditors’ or legal fees or other incidental expenses arising from its business as described in clause 14.7.1 below.

14.6.2.	The Borrower shall deliver to the Facility Agent, together with the financial statements to be delivered pursuant to clause 14.1.1 above, a certificate from chief financial officer or other Senior Office Holder of the Borrower confirming compliance by the Borrower with the provisions of this clause 14.6.
14.7.	Sole Business
14.7.1.	The Borrower shall procure that: (a) Gazit Midas shall not carry on any business of whatsoever nature, save for the acquisition and holding of the Pledged MEL Shares and save (but without derogating from clause 14.6 above), for the acquisition, holding, selling and exercising of other shares or Securities of MEL; and (b) any acquisition or exercise of shares or Securities of MEL by Gazit Midas as referred to in this clause 14.7.1, will be financed only by way of investments by the Borrower in the share capital of, or by provision by the Borrower of shareholders’ loans to, Gazit Midas.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.7.2.	Without derogating from the aforegoing, the Borrower shall procure that Gazit Midas will not be party to any Contracts, save for the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Atrium Deed, the Transaction Agreement, the Shareholders’ Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment and any other Voting Agreement, the Finance Documents to which it is a party, shareholders’ loan agreements relating to shareholders’ loans received by Gazit Midas from the Borrower and the agreements for the purchase or disposition of Securities of MEL (other than the Pledged MEL Shares).
14.8.	Non-Disposal
14.8.1.	The Borrower shall not sell, transfer or otherwise dispose of, or grant any Encumbrance over (save under the Finance Documents), any of the shares in Gazit Midas or any rights arising therein or in relation thereto, including any Related Rights thereto, or any rights under shareholders’ loans in Gazit Midas.

14.8.2.	The Borrower shall at all times hold all of the means of control and all rights under shareholders’ loans in Gazit Midas.

14.8.3.	The Borrower (directly and/or indirectly through wholly-owned Subsidiaries of the Borrower) shall at all times hold all of the means of control in Gazit Canada.

14.8.4.	The Borrower shall procure that Gazit Midas shall not sell, transfer or otherwise dispose of any Pledged MEL Shares or any rights arising therein or in relation thereto, including any Related Rights thereto, other than in compliance with the conditions of clause 14.8.5 below.

14.8.5.	Notwithstanding the provisions of clause 14.8.4 above, the Borrower shall be entitled to require a sale of all or some of the Pledged MEL Shares, subject to the prior written consent of the Facility Agent, such consent to be provided within 5 (five) Business Days of written request, if all of the following conditions are met:

14.8.5.1.	the Pledged MEL Shares are sold in an arm’s length transaction to a bona fide purchaser;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.8.5.2.	all the proceeds of such sale are received into the Gazit Midas Charged Account London, transferred to the Gazit Midas Charged Account Israel and transferred from the Gazit Midas Charged Account Israel to the Borrower Charged Account and applied immediately in mandatory prepayment of the Total Outstandings in accordance with clause 6.4.1 above;

14.8.5.3.	the Borrower shall continue to have the Significant Management Rights in respect of MEL and no person or persons acting together (other than the Investor Parties) shall control MEL;

14.8.5.4.	such sale shall be permitted under law; and

14.8.5.5.	no Default has occurred and is continuing and no Default would occur as a result of such sale.
14.9.	Lending

The Borrower shall procure that Gazit Midas shall not make any loan or give any guarantee to or for the benefit of any other person, save in favour of the Finance Parties under the Finance Documents.

14.10.	Authorisations
14.10.1.	The Borrower shall obtain, and comply fully with the terms of, and procure that the Obligors shall maintain, and comply fully with the terms of, every Consent, if failure to so comply is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents, or which are required in connection with the execution, validity, performance or enforceability of the Finance Documents or the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement and any other Voting Agreement or required to create and to render valid and enforceable the Encumbrances purported to be created under the Security Documents.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.10.2.	The Borrower shall procure that none of the aforesaid Consents: (a) is revoked, cancelled, supplemented, suspended, withdrawn or terminated, expires (without being renewed) or otherwise ceases to be in full force and effect; or (b) is amended; all, in a manner that could impair any Obligor’s ability to perform its obligations under, or in accordance with, the Finance Documents, the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the Borrower MTA Assignment, the CPI/Gazit MTA Deed of Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement or any other Voting Agreement.

14.10.3.	The Borrower shall make, and shall procure that each other Obligor shall make, every filing, recording, request or registration in any court or public office in Israel and in all other applicable jurisdictions required in connection with the execution, validity, enforceability or admissibility in evidence of the Finance Documents and the performance by each of the Borrower and the other Obligors of its obligations under those Finance Documents to which it is a party.
14.11.	No Prejudicial Actions

The Borrower shall not, and shall procure that the Obligors shall not, do anything, by act or omission, which might prejudice the security interests expressed to be created by the Security Documents.

14.12.	Pari Passu Ranking

Without derogating from clauses 14.5 and 14.6 above, the Borrower undertakes that its obligations under this Agreement rank and shall at all times rank at least pari passu in right and priority (save by reason of and to the extent of the security afforded thereto by the Security Documents) with all its other present and future unsecured and unsubordinated obligations, other than obligations which are mandatorily preferred by law.

14.13.	Mergers and Amalgamations

The Borrower shall procure that Gazit Midas shall not, enter into or resolve to approve any merger, demerger, consolidation, amalgamation, reorganisation or scheme of reconstruction or in any

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way transfer its business or any material part thereof, save with the prior written consent of the Facility Agent.

14.14.	Notification of Default

The Borrower shall notify the Facility Agent of any Default or Event of Default of which it is aware (and the steps, if any, being taken to remedy such Default or Event of Default) promptly upon becoming aware thereof.

14.15.	Security Interests
14.15.1.	Without derogating from any obligations of the Obligors under the Security Documents, the Borrower shall, and shall procure that each of the Obligors shall, execute and do all such acts as the Security Trustee may from time to time reasonably require or consider desirable in order:
14.15.1.1.	to perfect (to the extent not already perfected to the satisfaction of the Security Trustee) or protect any Security Document creating an Encumbrance or any Encumbrance to be entered into or created pursuant to this Agreement or under any other Finance Documents (including: (a) the entering into of such documents and the performance of all such acts as may be necessary in order to create in favour of the Security Trustee a first-ranking fixed pledge and charge in respect of those assets acquired after the date of execution of the Security Documents by the Borrower if and to the extent that such assets are to be pledged pursuant to this Agreement or any other Finance Document; and (b) paying all necessary registration or similar Taxes); and

14.15.1.2.	to facilitate the realisation of such assets.
14.15.2.	Intentionally Deleted.

14.15.3.	The Borrower shall be entitled to allow: (a) MGN America to transfer to another wholly-owned Subsidiary of the Borrower, all or part of the Pledged Equity One Shares; and/or (b) Gazit Canada to transfer to another wholly-owned Subsidiary of the Borrower, all or part of the Pledged FCR Securities, provided, in

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each case, that the Facility Agent is satisfied in its sole discretion that:
14.15.3.1.	all Securities transferred as aforesaid continue to be duly pledged by way of first-ranking fixed pledge and charge in favour of the Security Trustee under the Security Documents, mutatis mutandis, in the same form as applicable to such Securities prior to such transfer;

14.15.3.2.	nothing in such transfer or the identity of the transferee could in any way adversely affect the rights or remedies of the Finance Parties under the Finance Documents; and

14.15.3.3.	such transferee shall open an account with Bank Hapoalim which account will also be pledged by way of first-ranking fixed pledge and charge under such Security Document.
In the event of any such transfer as aforesaid, all provisions of this Agreement applying to such MGN America or Gazit Canada, as applicable, shall apply also to such transferee, as if references to MGN America or Gazit Canada and their respective Charged Accounts, as applicable, were references to such transferee and its Charged Account.
14.16.	Bank Accounts
14.16.1.	The Borrower shall maintain the Borrower Charged Account and shall procure that: (a) Gazit Midas shall maintain the Gazit Midas Charged Accounts; (b) Gazit Canada shall maintain the Gazit Canada Charged Account; and (c) MGN America shall maintain the MGN America Charged Account.

14.16.2.	The Borrower shall not make any withdrawals from the Borrower Charged Account, save: (a) by way of prepayment or repayment of the Loan and interest thereon as well as other amounts payable under the Finance Documents; or (b) by way of investment in the share capital of, or shareholders’ loans to, Gazit Midas by way of transfer to the Gazit Midas Charged Account London; provided that, for so long as no Default has occurred and is continuing, the Borrower shall be entitled to withdraw all amounts of dividends on Pledged MEL Shares received into the Borrower Charged Account (save for the amount of €50,000,000 (fifty million Euro) out of the amount of

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the Special Dividend (as such term is defined in clause 5.1 of the Transaction Agreement) received and save for the amount to be applied in mandatory prepayment of the Loan in accordance with the provisions of clause 6.4.1.3A above). Notwithstanding anything to the contrary herein contained, the Borrower shall not be entitled to withdraw any deposit (in the Borrower Charged Account) which is pledged under any Security Document.

14.16.3.	The Borrower shall procure that: (a) Gazit Midas shall not make any withdrawals from the Gazit Midas Charged Accounts, save for transfers to the Borrower Charged Account; and (b) in the event that the Gazit Canada Preferred Redemption Price is less than CAD 50,000,000 (fifty million Canadian Dollars), Gazit Canada shall not make any withdrawals from the Gazit Canada Charged Account, save for transfers to the Borrower Charged Account, subject to the last sentence of clause 14.16.4 below.

14.16.4.	Following the occurrence of a Default, and for so long as such Default continues, the Borrower shall procure that: (a) without derogating from clause 14.16.3 above, Gazit Canada shall not make any withdrawals from the Gazit Canada Charged Account save for transfer to the Borrower Charged Account; and (b) MGN America shall not make any withdrawals from the MGN America Charged Account save for transfer to the Borrower Charged Account. Following the occurrence of an Event of Default, the Borrower shall procure that: (i) Gazit Canada shall not make any withdrawals from the Gazit Canada Charged Account; and (ii) MGN America shall not make any withdrawals from the MGN America Charged Account.
14.17.	Dividend Policy, Payment of Distributions and Related Rights
14.17.1.	The Borrower shall procure that all Distributions (including premiums and coupons), redemption or repayment amounts, any other amounts and all Related Rights in respect of the Pledged MEL Shares shall be paid into the Gazit Midas Charged Account London and immediately transferred to the Gazit Midas Charged Account Israel and thereafter immediately transferred to the Borrower Charged Account. In the event that Gazit Midas or the Borrower shall receive any Distributions (including premiums and coupons), redemption or repayment amounts, any other amounts and all Related Rights as aforesaid to any other account or in any other manner, the

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Borrower shall promptly transfer, or procure the transfer, of all such amounts in accordance with the aforesaid. The Borrower hereby irrevocably authorises and instructs Bank Hapoalim to make the transfers referred to in this clause 14.17.1.

14.17.2.	The Borrower shall procure that Gazit Midas shall not make any Distributions or make any other payments other than to the Borrower (to the Borrower Charged Account).

14.17.2A.	The Borrower shall procure that Gazit Canada shall not make any Distributions to the Borrower other than to the Borrower Charged Account.

14.17.3.	The Borrower hereby undertakes to procure that all Distributions and Related Rights in respect of: (a) the Pledged FCR Securities, shall be paid into the Gazit Canada Charged Account and, in the event that the Gazit Canada Preferred Redemption Price is less than CAD 50,000,000 (fifty million Canadian Dollars) at the time of receipt of such Distributions or Related Rights, immediately transferred to the Borrower Charged Account together, if Gazit Canada is required by law to pay any withholding Tax with respect to such payment to the Borrower, with additional moneys in the amount necessary to ensure that after the payment of such withholding Tax, the Borrower shall receive, in the Borrower Charged Account, a net sum equal to the sum of the Distributions and Related Rights received by Gazit Canada in respect of the Pledged FCR Securities, and the Borrower hereby irrevocably authorises and instructs Bank Hapoalim to make the transfers referred to in this clause 14.17.3 above; and (b) the Pledged Equity One Shares shall be paid into the MGN America Charged Account.

14.17.4.	The Borrower shall use reasonable endeavours to procure that MEL establishes, by December 2009 and, thereafter, at all times maintains, a dividend policy, according to which MEL shall distribute an annual dividend of at least €0.12 (nought point twelve Euro) per ordinary share in MEL, payable quarterly (“the Dividend Policy”), such that the first Distribution in accordance with the Dividend Policy will be made on December 31, 2009. For the avoidance of doubt, it is hereby clarified that, without derogating from the provisions of clause 7.1 above, it shall not be considered an Event of Default hereunder if notwithstanding the Borrower exercising reasonable endeavours to procure the Dividend Policy is

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established and maintained by MEL, such Dividend Policy is not established or at all times maintained.

14.18.	Additional Documents and Further Actions

The Borrower shall take, and shall procure that each other Obligor shall take, all further reasonable actions and execute and deliver from time to time, as reasonably requested by the Facility Agent or the Security Trustee at the Borrower’s expense, all documents as shall be reasonably necessary or relevant to the execution and implementation of the Finance Documents and the consummation of the transactions contemplated therein.

14.19.	Transactions with Connected Persons

The Borrower shall not, and shall procure that Gazit Midas and all other Subsidiaries of the Borrower shall not, have any dealings or enter into any transaction with MEL other than on arm’s length terms and in accordance with then current market conditions, to the extent available, or if not available as approved by all requisite organs of the relevant parties pursuant to applicable laws.

14.20.	Financial Ratios
14.20.1.	The Borrower shall deliver to the Facility Agent, together with the financial statements to be delivered pursuant to clause 14.1.1 above, a certificate from a director or the chief financial officer of the Borrower setting out the calculation of all of the financial ratios set out in clause 15.19 below as at the last day of the relevant Quarter or Financial Year.

14.20.2.	Without derogating from clause 14.20.1 above and clause 15.19.1 below, the Borrower undertakes immediately to inform the Facility Agent in the event that the LTV at any time equals or exceeds 62.5% (sixty-two point five percent) (or during a Change of Control Period or during a Reduced Share Holding Period, 47.5% (forty-seven point five percent)).

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15. DEFAULT
15.1.	Events of Default
15.1.1.	Each of the events set out in clause 15.2 to clause 15.24 below is an Event of Default (whether or not caused by any reason outside the control of the Borrower or of any other person).

15.1.2.	Notwithstanding anything to the contrary in this clause 15, in the event that the Facility Agent shall be of the view (at its discretion), that delay in acting pursuant to clause 15.25 below due to the operation of any cure period specified under the Finance Documents may materially prejudice the ability of the Lenders to exercise their rights under any Finance Document or their ability to receive full payment in accordance with the terms of the Finance Documents of all Secured Obligations (including if it may materially prejudice the realisation of the Securities pledged thereunder), the Facility Agent may, by written notice to such effect to the Borrower, shorten or cancel any such cure period; provided that, the Facility Agent shall give the Borrower notice thereof prior to declaring the Loan immediately due and payable.
15.2.	Non-Payment

The Borrower does not pay any amount payable by it under any Finance Document at the place and in the funds expressed to be payable within 7 (seven) days of the due date for payment of such amount, except only where and for so long as such non-payment is caused solely as a result of a strike at the Facility Agent which prevents such payment.

15.3.	Breach of Obligations
15.3.1.	Any Obligor does not comply with, or is in breach of: (a) any undertaking or obligation contained in any Finance Document and, if such default is capable of remedy within such period, within 14 (fourteen) days after receipt by the Borrower of written notice from the Facility Agent requiring the failure or breach to be remedied (or, if a shorter period is specified for cure in the relevant Finance Document, within such shorter period) such Obligor shall have failed to cure such default; or (b) to the extent applicable to such Obligor, the provisions of

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clauses 14.5, 14.6, 14.7.1, 14.8, 14.9, 14.13, 14.15, 14.16, 14.17 and 14.18 above.

15.3.2.	For the avoidance of doubt: (a) this clause 15.3 shall not be construed as derogating from any other provision of this clause 15 and, without limiting the generality of the aforegoing, the cure period specified in clause 15.3.1(a) above shall be applicable only with respect to the Events of Default referred to therein and not to any other provisions of this clause 15; and (b) in the event that any failure or breach as aforesaid is incapable of being remedied, an Event of Default shall be deemed to have occurred immediately upon such breach.
15.4.	Misrepresentation/Breach of Warranty

Any representation or warranty made or repeated by or on behalf of any Obligor in any Finance Document, or in any certificate or statement delivered by or on behalf of any Obligor under any Finance Document is, or proves to have been, incorrect or misleading in any respect which, in the view of the Lenders is material, when such representation or warranty is made or deemed to be made or repeated; and if such incorrect or misleading representation or warranty is capable of remedy, such incorrect or misleading representation or warranty is not cured within 14 (fourteen) days of it becoming apparent that such representation is incorrect or misleading. For the avoidance of doubt, in the event that such incorrect or misleading representation or warranty as aforesaid is incapable of being remedied, an Event of Default shall be deemed to have occurred immediately upon such incorrect or misleading representation or warranty.

15.5.	Invalidity
15.5.1.	This Agreement or any Security Document shall cease to be in full force and effect in any respect or does not, or shall cease to, constitute the legal, valid, binding and enforceable obligations of any Obligor, or in the case of any Security Document, fails to provide effective perfected security in favour of the Security Trustee of the nature and over the assets over which security is intended to be given by that Security Document.

15.5.2.	Any Finance Document (other than those Finance Documents referred to in clause 15.5.1 above) shall cease to be in full force

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and effect in any respect or does not, or shall cease to, constitute the legal, valid, binding and enforceable obligations of any Obligor and such cessation, illegality, invalidity, non-binding or non-enforceable obligations are not cured within 7 (seven) days of such cessation, illegality, invalidity, non-binding or non-enforceable obligations.
15.6.	Reorganisation or Merger
15.6.1.	(a)	In the event that the Borrower shall adopt a resolution for Reorganisation or Merger (as defined hereunder), whereby the Borrower is not the surviving entity of such Reorganisation or Merger.
	(b)	In the event that MEL shall adopt a resolution for Reorganisation or Merger (as defined hereunder), unless MEL is the surviving entity of such Reorganisation or Merger.

In this clause 15.6, “Reorganisation or Merger” means a merger or spin-off (“Pizul”) (within the meaning of the term in Part E2 of the Israeli Income Tax Ordinance [New Version], 1961 or the Companies Law or any provision of law replacing any of the aforegoing) or any equivalent action in Jersey (in the case of MEL) or the swap of assets for shares, within the meaning of said Part E2 or otherwise.

15.6.2.		In the event that Gazit Midas shall adopt a resolution for Reorganisation or Merger.
15.7.	Insolvency and Rescheduling
15.7.1.	The Borrower, Gazit Midas or MEL declares that it is unable to pay its debts as they fall due, or admits inability to pay its debts as they fall due, proposes or enters into negotiations with its creditors for, or in connection with, the general readjustment, restructuring or rescheduling of its Indebtedness or makes a general assignment for the benefit of or a composition with its creditors or takes any similar action or any of the Borrower, Gazit Midas or MEL in fact ceases to pay its debts or to carry on its business.

15.7.2.	Any Obligor (other than the Borrower or Gazit Midas) (such Obligor, “the Insolvent Obligor”) declares that it is unable to

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pay its debts as they fall due, or admits inability to pay its debts as they fall due, proposes or enters into negotiations with its creditors for, or in connection with, the general readjustment, restructuring or rescheduling of its Indebtedness or makes a general assignment for the benefit of or a composition with its creditors or takes any similar action or any of the Obligors (other than the Borrower or Gazit Midas) in fact ceases to pay its debts or to carry on its business (each such event, “Obligor Insolvency”), unless either:
15.7.2.1.	the Adjusted LTV (as defined below) is lower than 62.5% (sixty-two point five percent) (or during a Change of Control Period or during a Reduced Share Holding Period, 47.5% (forty-seven point five percent)); or

15.7.2.2.	the Adjusted LTV (as defined below) exceeds 62.5% (sixty-two point five percent) (or during a Change of Control Period or during a Reduced Share Holding Period, 47.5% (forty-seven point five percent)) and the Borrower has complied with the provisions of clause 15.19.1 below within the timeframe set forth therein.
For the purpose of this clause 15.7.2, the term “the Adjusted LTV” means the LTV re-calculated pursuant to clause 1.1.81 above on the date of occurrence of the Obligor Insolvency, after the exclusion and deduction of the Excluded Security (as defined below) from the “Aggregate Average Market Value” (as such term is used in the denominator of the definition of “LTV” in clause 1.1.81 above); and the term “Excluded Security” means the portion of the Aggregate Average Market Value attributable to the Pledged Securities held by the Insolvent Obligor.
15.8.	Receivership; Winding-Up
15.8.1.	(a) A temporary or permanent receiver, administrative receiver, trustee (including trustee under freeze order) or other similar officer is appointed, or (b) an Order for the insolvency, winding-up, liquidation, bankruptcy, dissolution, administration or re-organisation (other than an administration or a reorganisation not in an insolvency context and, for the avoidance of doubt, which is not an Event of Default in accordance with clause 15.6 above) or for the suspension of payments generally or for the protection against creditors or for the appointment of a

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permanent or provisional liquidator or other similar officer, is issued; all, over or in respect of: (i) all of the business, revenues or assets of any of the Borrower, Gazit Midas or MEL; or (ii) any part of the business, revenues or assets of any of the Borrower, Gazit Midas or MEL, which business, revenues or assets have a cumulative value of more than: (1) for the Borrower or MEL—5% (five percent) of the shareholders’ equity of such entity according to its last (audited or reviewed) financial statements; or (2) for Gazit Midas—7.5% (seven point five percent) of its shareholders’ equity (including for this purpose, all shareholders’ loans received from the Borrower and not repaid); or (c) legal Proceedings are instituted or any corporate action is taken by such entity for the purpose of such appointment or Order (under paragraph (a) or (b) above), including for the making of an administration order or freeze order in respect of any of the Borrower, Gazit Midas or MEL), unless (with respect to (a), (b) or (c) above) all of the following conditions are met:
15.8.1.1.	such appointment or Order is cancelled or, as applicable, such legal Proceedings when brought by a third party are cancelled or withdrawn, within 90 (ninety) days of the appointment, issuance or institution thereof; and

15.8.1.2.	the relevant Obligor or MEL, as applicable, is in good faith and on reasonable grounds diligently contesting such appointment, Order or legal Proceedings;
provided that, notwithstanding clauses 15.8.1.1 and 15.8.1.2 above, the aforegoing in this clause 15.8.1 shall constitute an Event of Default also if an Order as aforesaid is granted against MEL, the Borrower, Gazit Midas or any Obligor, after a hearing in the presence of MEL, the Borrower, Gazit Midas or such Obligor, as applicable, in respect of such legal Proceedings as referred to in clause 15.8.1 above and, to the extent the Order is not final and is capable of being appealed, such Order is not cancelled within 21 (twenty-one) days thereof.
15.8.2.	(a) A temporary or permanent receiver, administrative receiver, trustee (including trustee under freeze order) or other similar officer is appointed, or (b) an Order for the insolvency, winding-up, liquidation, bankruptcy, dissolution, administration or re-organisation (other than an administration or a reorganisation not in an insolvency context) or for the suspension of payments generally or for the protection against creditors or for the

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appointment of a permanent or provisional liquidator or other similar officer, is issued; all, over or in respect of: all of the business, revenues or assets of any Obligor (other than the Borrower or Gazit Midas); or (c) legal Proceedings are instituted or any corporate action is taken by such entity for the purpose of such appointment or Order (under paragraph (a) or (b) above, including for the making of an administration order or freeze order) in respect of any Obligor (other than the Borrower or Gazit Midas) (each such event with respect to the applicable Obligor, an “Obligor Receivership/Winding-Up” and such Obligor, “the Subject Obligor”), unless (with respect to (a), (b) or (c) above) clause 15.8.2.1 or clause 15.8.2.2 is met:
15.8.2.1.	all of the conditions set forth in clauses 15.8.2.1.1 and 15.8.2.1.2 are met:
15.8.2.1.1.	such appointment or Order is cancelled or, as applicable, such legal Proceedings when brought by a third party are cancelled or withdrawn, within 90 (ninety) days of the appointment, issuance or institution thereof; and

15.8.2.1.2.	the Subject Obligor is in good faith and on reasonable grounds diligently contesting such appointment, Order or legal Proceedings;
or
15.8.2.2.	upon the occurrence of an Obligor Receivership/Winding-Up, either: (a) the Adjusted LTV (as defined below) is lower than 62.5% (sixty-two point five percent) (or during a Change of Control Period or during a Reduced Share Holding Period, 47.5% (forty-seven point five percent)); or (b) the Adjusted LTV (as defined below) exceeds 62.5% (sixty-two point five percent) (or during a Change of Control Period or during a Reduced Share Holding Period, 47.5% (forty-seven point five percent)) and the Borrower shall have complied with the provisions of clause 15.19.1 below, within the timeframes set forth therein.

For the purpose of this clause 15.8.2.2, the term “the Adjusted LTV” means the LTV calculated pursuant to clause 1.1.81 above on the date of occurrence of the Obligor Receivership/Winding-Up after the exclusion and

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deduction of the Excluded Security (as defined below) from the “Aggregate Average Market Value” (as such term is used in the denominator of the definition of “LTV” in clause 1.1.81 above); and the term “Excluded Security” means the portion of the Aggregate Average Market Value attributable to the Pledged Securities held by the Subject Obligor.
15.9.	Execution or Other Process
15.9.1.	If the following conditions are met:
15.9.1.1.	An Order has been issued for any distress, execution, attachment, sequestration or similar judicial process arising out of any claim by any third party against any of the Borrower, Gazit Midas or MEL, which distress, execution, attachment, sequestration and such similar process relates to any business, revenues or assets of any of the Borrower, Gazit Midas or MEL have a cumulative value of: (a) with respect to the Borrower or MEL, more than 5% (five percent) of the shareholders’ equity of such entity according to its last (audited or reviewed) financial statements; or (b) with respect to Gazit Midas, 7.5% (seven point five percent) of its shareholders’ equity (including for this purpose, all shareholders’ loans received from the Borrower and not repaid), save where (but without derogating from clause 15.9.2 below) one of the following apply:
15.9.1.1.1.	the Borrower, Gazit Midas or MEL, as applicable, is in good faith and on reasonable grounds contesting the distress, execution, attachment, sequestration or such similar process by appropriate Proceedings diligently pursued; and

15.9.1.1.2.	such Order as aforesaid is cancelled or withdrawn not later than 30 (thirty) days after the issuance thereof.
15.9.2.	Any distress, execution, attachment, sequestration or such similar process arising out of any claim by any person (including any creditor) is made against any of the Charged Accounts (including any moneys standing to the credit of any such accounts or any of the Borrower’s rights with respect to such

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accounts) or against any of the Pledged Securities or Pledged Gazit Midas Shares, save where all the following apply:
15.9.2.1.	the relevant Obligor or MEL, as applicable, is in good faith and on reasonable grounds contesting the distress, execution, attachment, sequestration or such similar process by appropriate Proceedings diligently pursued;

15.9.2.2.	such Proceedings as aforesaid are cancelled or withdrawn not later than 30 (thirty) days after the issuance thereof; and

15.9.2.3.	the ability of the Obligors to comply with their respective obligations under the Finance Documents will not be adversely affected whilst such Proceedings are being so contested.
15.10.	Master Transaction Agreement, Transaction Agreement and Shareholders’ Agreement
15.10.1.	The Borrower or any party to the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment or the Shareholders’ Agreement fails to comply with any undertaking or obligation contained in the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment or the Shareholders’ Agreement, which failure to comply is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents, unless (to the extent such default is capable of remedy under the terms of such Contract), such default has been cured within the time provided therefor in such Contract.

15.10.2.	(a) The Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment or the Shareholders’ Agreement is not, or shall cease to be, in full force and effect in any respect and for any reason, or does not, or shall cease to, constitute the legal, valid, binding and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

enforceable obligation of the Borrower or any other party thereto, all, if such circumstances are likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents; or (b) without the prior written consent of the Facility Agent, any such Contract is terminated, cancelled, suspended or is amended or a waiver is given thereunder (if such termination, cancellation, suspension, amendment or waiver is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents).

15.10.3.	MEL shall alter the articles of association of MEL in any way which would prejudice the repayment of the Loan or which otherwise is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents.
15.11.	Repudiation

Any Obligor repudiates or purports to repudiate any of the Finance Documents to which it is a party or any party to the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment or the Shareholders’ Agreement repudiates or purports to repudiate such Contract, if (with respect to Contracts other than the Finance Documents) the repudiation of such Contract is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents.

15.12.	Proceedings

There is pending any Proceeding concerning or involving any Obligor or MEL which is reasonably likely to have a Material Adverse Effect, unless the Obligor or MEL, as applicable, is in good faith and on reasonable grounds contesting such Proceedings.

15.13.	Breach of Permit or any Other Consent
15.13.1.	Any Consent necessary for any Obligor to comply with its obligations under the Finance Documents or to maintain the Significant Management Rights (including, for the Borrower or Gazit Midas to acquire and hold the Pledged MEL Shares and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

for the Encumbrances under the Security Documents) is in whole or in part:
15.13.1.1.	not obtained when required, surrendered, terminated, withdrawn, suspended, cancelled or revoked or does not remain in full force and effect or otherwise expires and is not renewed prior to its expiry (in each case, without replacement by Consents having substantially equivalent effect); or

15.13.1.2.	modified in any respect detrimental to the Finance Parties or breached.
15.13.2.	Any event occurs which is reasonably likely to give rise to the revocation, termination, cancellation or suspension of any Consents referred to above (without replacement) in such circumstance where the Borrower is unable to demonstrate to the satisfaction of the Facility Agent within 30 (thirty) days of such event occurring that such termination, suspension or revocation will not occur.
15.13A.	Registration of Pledged MEL Shares for Trading

The Pledged MEL Shares shall: (a) not be registered for trading on a recognised stock exchange within 30 (thirty) days of the Amendment Closing Date; or (b) at any time thereafter, not be registered for trading on at least one recognised stock exchange.

15.14.	Cessation of Trading

There is no trading in any of: (a) the Securities of the Borrower; (b) the shares of MEL; (c) the shares of common stock or debentures, as applicable, of FCR, for so long as the Pledged FCR Securities are Pledged Securities; or (d) the shares of common stock of Equity One, for so long as the Pledged Equity One Securities are Pledged Securities, for a consecutive period of at least 4 (four) or more days on which trading is conducted on the relevant stock exchange on which each such company’s shares are respectively traded.

15.15.	Cessation or Change of Business
15.15.1.	The Borrower or MEL ceases to carry on all, or a substantial part of, its respective business as contemplated on the Original

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Agreement Date for a period of 30 (thirty) or more consecutive days.

15.15.2.	The investment (directly or indirectly) in real-estate ceases to be the primary business of MEL.

15.15.3.	The value of all income producing real estate ceases at any time to comprise more than 50% (fifty percent) of the total assets of the Borrower (as appearing in the balance sheet in the Borrower’s quarterly or annual financial statements).

15.15.4.	The Borrower shall, at any time that any shares of FCR are pledged in favour of the Security Trustee under the Finance Documents, cease to control FCR.
15.16.	Illegality

It is or becomes unlawful for any Obligor to perform any of its obligations under any of the Finance Documents or for any Obligor or any other party to perform any of its obligations under the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment, the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment, the Shareholders’ Agreement or under any other Voting Agreement; provided that, with respect only to obligations which do not relate to this Agreement or to the Security Documents, an Event of Default shall be deemed to have occurred only if the illegality referred to in this clause 15.16 is not cured within 7 (seven) days of receipt by the Borrower of written notice from the Facility Agent of such illegality. For the avoidance of doubt, no cure period will be applicable with respect to obligations under this Agreement or any Security Document.

15.17.	Distributions
15.17.1.	MEL fails to pay the Special Dividend (as such term is defined in clause 5.1 of the Transaction Agreement) within 30 (thirty) days of the Amendment Closing Date.

15.17.2.	The Borrower, MEL or Gazit Midas makes or receives any payment or takes any other action as referred to in clause 14.17 above, other than in accordance with, and subject to the terms and provisions of, such clause and such payment or other action is not remedied or cancelled within 14 (fourteen) days of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

receipt by the Borrower from the Facility Agent of written notice of such breach of this clause 15.17 above.
15.18.	Change of Ownership

Any of the following shall occur, without the prior written consent of the Facility Agent:
15.18.1.	Gazit Midas shall: (a) issue shares or other Securities to, or receive shareholders’ loans from, any person other than the Borrower; or (b) either issue shares or other Securities to the Borrower, in each case, which are not duly pledged under the Borrower Debenture or under a debenture, in the same form, mutatis mutandis, as the Borrower Debenture;

15.18.2.	the Borrower shall transfer or otherwise dispose of any shares, other Securities or rights under shareholders’ loans held by it in Gazit Midas as at the date of signature of this Agreement; or

15.18.3.	neither Chaim Katzman nor Dori Segal controls the Borrower and, within 60 (sixty) days of cessation of control by Chaim Katzman and Dori Segal as aforesaid, neither of the following conditions is fulfilled: (a) the Facility Agent has, in its sole discretion, agreed in writing to such cessation of control as aforesaid; or (b) the Borrower shall have prepaid the Total Outstandings in full.
15.19.	Financial Ratios
15.19.1.	On any date during the period of this Agreement, the LTV for the period ending on such date exceeds 62.5% (sixty-two point five percent) (or, during: (a) the 60 (sixty) day period referred to in clause 15.18.3 above, or, in the event that clause 15.18.3(a) above shall be applicable prior thereto, the period from the commencement of the cessation of control referred to in clause 15.18.3 above until the consent (if given) by the Facility Agent under such clause (“the Change of Control Period”); or (b) any Reduced Share Holding Period, 47.5% (forty-seven point five percent)) and the Borrower has not within 5 (five) Business Days thereafter, either:
15.19.1.1.	prepaid (in accordance with clause 6 above) the Required Amount;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.19.1.2.	deposited, in clear funds, in the Borrower Charged Account, which deposit is duly pledged and charged by way of first-ranking fixed pledge and charge in favour of the Security Trustee, the Required Amount;

15.19.1.3.	provided to the Security Trustee further collateral in forms and of types acceptable to the Facility Agent in its sole discretion, the value of which (as determined by the Facility Agent applying such safety factors as the Facility Agent sees fit) is equal to the Required Amount; or

15.19.1.4.	acted pursuant to more than one of the above alternatives, provided that the aggregate of the amounts prepaid and/or of funds pledged and the value of the other collateral pledged in accordance with the aforegoing, is equal to the Required Amount.
The “Required Amount” shall mean, in the case of clauses 15.19.1.1 and 15.19.1.2 above, the amount which, when deducted from the Total Outstandings or, in the case of clause 15.19.1.3 above, when added as collateral pursuant to the aforegoing, or, in the case of clause 15.19.1.4 above, when deducted from the Total Outstandings (to the extent applicable) and added as collateral (to the extent applicable) would result in the sum of paragraphs (a)—(e) below in respect of the Relevant Period (as defined in clause 1.1.1 above) ending on the last day of such 5 (five) Business Day period as aforesaid (“the Determining Date”) being equal to or exceeding the Total Outstandings as at the Determining Date:
(a)	0.55 (nought point fifty-five) times the Average Market Value FCR;

(b)	0.55 (nought point fifty-five) times the Average Market Value Equity One;

(c)	Intentionally Deleted;

(d)	0.5 (nought point five) (or, during a Reduced Share Holding Period, 0.3 (nought point three)) times the Average Market Value MEL Shares; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(e)	the value, as at the Determining Date, of any other collateral provided in accordance with clause 15.19.1.3 above as determined by the Facility Agent.
15.19.2.	For any Quarter or Financial Year:

15.19.2.1.	(a)	the ratio of: (i) the aggregate dividends and interest paid in respect of the Pledged Securities and actually received into: (1) the Borrower Charged Account; and (2) to the extent that dividends and interest as aforesaid are not transferred from the Gazit Canada Charged Account to the Borrower Charged Account and are not required to be so transferred, the Gazit Canada Charged Account, in such Quarter or Financial Year; to (ii) interest paid on the Loan during such Quarter or Financial Year, shall be less than 2:1 and the Borrower has not, within 5 (five) Business Days of the last day of such Quarter or Financial Year, deposited, in clear funds, in the Borrower Charged Account, which deposit is duly pledged and charged by way of first-ranking fixed pledge and charge in favour of the Security Trustee (for the avoidance of doubt, such deposit in addition to any deposit for any other purpose, such as pursuant to clause 15.19.1.2 above) an amount equal to the interest payable by the Borrower in respect of the 2 (two) Quarters following such Quarter or Financial Year (such amount being calculated on the basis of the rate of interest applicable as at the commencement of such 2 (two) Quarters); or

	(b)	the Borrower has notified the Facility Agent that the aforegoing ratio will not be met for any Quarter or Financial Year and the Borrower has not within 2 (two) Business Days of such notification, made a deposit meeting all the conditions referred to in paragraph (a) above, for the 2 (two) Quarters following such notification.

In the event that following the relevant Quarter or Financial Year or notification, as applicable, referred to above, the ratio referred to above shall, for any subsequent Quarter or Financial Year, be more than 2, the Borrower shall be

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entitled to release of such deposit, by written notice to the Facility Agent requesting such release; or
15.19.2.2.	Shareholders’ Equity of the Borrower attributable to its shareholders (as appearing in its audited or reviewed, as the case may be, consolidated balance sheet) as at the end of such Quarter or Financial Year, shall be less than NIS 3,750,000,000 (three billion seven hundred and fifty million New Israel Sheqels). For the purposes of determining the Shareholders’ Equity of the Borrower as aforesaid for the Financial Year ending December 31, 2008 only, to the extent that in accordance with the Borrower’s consolidated balance sheet as aforesaid, Shareholders’ Equity shall have been reduced by the value of the obligation of the Borrower to take up Back Stop Shares pursuant to Schedule 8, Part C of the Master Transaction Agreement, such reduction shall be disregarded; or

15.19.2.3.

15.19.2.3.1.	the ratio of:
(a)	the Borrower’s Net Financial Indebtedness; to

(b)	the Borrower’s Total Assets, less deposits of cash, cash equivalents and short-term investments
(all as appearing in the Borrower’s consolidated financial statements for such Quarter or Financial Year), shall be more than 75% (seventy-five percent); or
15.19.2.3.2.	the ratio of:
(a)	the Borrower’s Net Financial Indebtedness; to

(b)	the Borrower’s Holdings
(both as appearing in the Borrower’s balance sheet in its non-consolidated expanded financial statements (as defined in clause 14.1 above) for such Quarter or Financial Year), shall be more than 77.5% (seventy-seven point five percent).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For the purposes of this clause 15.19.2.3:
(a)	“Net Financial Indebtedness” shall mean all current and long-term liabilities to banks, financial institutions and debenture holders, suppliers or similar creditors, less deposits of cash, cash equivalents and short-term investments; and

(b)	“the Borrower’s Holdings” shall mean the book value (IFRS—the fair market value of all properties and other assets) of the Securities held by the Borrower (whether or not listed for trading), as appearing in the balance sheet in the non-consolidated expanded financial statements of the Borrower.
15.19.3.	For any Quarter or Financial Year, at any time following Financial Close, the ratio of: (a) Shareholders’ Equity of MEL (excluding Minority Interests); to (b) the Total Liabilities of MEL and Shareholders’ Equity (for the avoidance of doubt, including Minority Interests), all as determined from MEL’s consolidated financial statements at the end of such Quarter or Financial Year, shall be less than 48.5% (forty-eight point five percent).

15.19.4.	Shareholders’ Equity of MEL attributable to its shareholders (as appearing in its audited or reviewed, as the case may be, consolidated balance sheet as at the end of such Quarter or Financial Year), shall be less than €1,500,000,000 (one billion five hundred million Euro).
15.20.	Cessation of Significant Management Rights
15.20.1.	At any time after Financial Close: (a) the Borrower shall cease to hold the Significant Management Rights in respect of MEL; (b) any person or persons acting together (other than the Investor Parties) control MEL; or (c) a resolution of the shareholders of MEL regarding a Major Matter (as defined in clause 1.1.117(f) above) is passed and Gazit Midas did not vote in favour of such resolution.
15.20.2.	Intentionally Deleted.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.21.	Rating

In the event that the rating of the Borrower or of any series of debentures issued by the Borrower by “Standard and Poor’s Maalot Ltd.” shall be lower than A (or lower than an equivalent rating by another reputable rating company, all in accordance with the lowest ranking in the event of more than one rating).

15.22.	Organisational Documents

Any amendment is made to any of the Organisational Documents of the Borrower or any other Obligor without the prior written consent of the Facility Agent, which amendment is likely to impair the ability of the Obligors to comply with their respective obligations under the Finance Documents.

15.23.	Rendering of Material Order

If: (a) one or more Orders shall be rendered against MEL for the payment of money in an aggregate amount exceeding 10% (ten percent) of the shareholders’ equity of MEL, according to its last (audited or reviewed) financial statements or the equivalent thereof in another currency or which the financial effect thereof exceeds such amount; (b) such Order remains unpaid for a period of 30 (thirty) days; and (c) such amount, if it had been added to the liabilities of MEL, as appearing in the most recent financial statements of MEL (Quarterly or annual, as applicable), would have resulted in failure by the Borrower to comply with clause 15.19.3 for such Quarter or Financial Year, unless MEL is in good faith and on reasonable grounds contesting such Order.

15.24.	Cross Default

If:
15.24.1.	any Indebtedness of the Borrower in an aggregate amount exceeding €30,000,000 (thirty million Euro) or the equivalent thereof in another currency is declared by the holder or holders thereof (which are banks, financial institutions or bondholders acting in accordance with the terms of the instrument governing the relevant bonds) to be due prior to its scheduled maturity, or if the Borrower is required to make, due to any breach, any prepayment, repurchase or redemption thereof, prior to its scheduled maturity (i.e., acceleration); or

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15.24.2.	any Indebtedness of MEL in an aggregate amount exceeding 10% (ten percent) of the shareholders’ equity of MEL, according to its last (audited or reviewed) financial statements or the equivalent thereof in another currency is declared by the holder or holders thereof (which are banks, financial institutions or bondholders acting in accordance with the terms of the instrument governing the relevant bonds) to be due prior to its scheduled maturity, or if MEL is required to make, due to any breach, any prepayment, repurchase or redemption thereof, prior to its scheduled maturity (i.e., acceleration), and such declaration or requirement is not cancelled within 14 (fourteen) Business Days of being made, all, unless the Borrower or MEL, as applicable, is in good faith and on reasonable grounds contesting such declaration or requirement. The aforegoing in clause 15.24.2 above shall not apply in the following case only: if the Indebtedness of MEL in respect of its current Outstanding Notes issued under MEL’s 2006 guaranteed medium term programme (“the 2006 Notes”) in an amount not to exceed €241,000,000 (two hundred and forty-one million Euro), is declared due prior to its scheduled maturity as a result only of a change in control of MEL (as defined under the terms of the 2006 Notes), which change in control occurs as a result of Gazit Midas and CPI CEE holding at any time 50% (fifty percent) or more of the outstanding issued shares of MEL.
15.25.	Acceleration

Upon the occurrence of an Event of Default and at any time thereafter while the same is continuing, without derogating from any other rights or remedies available to the Finance Parties, the Facility Agent may, by written notice to the Borrower:
15.25.1.	declare that an Event of Default has occurred; and/or

15.25.2.	declare that all, or any part of, the Loan, together with all interest accrued thereon and all other amounts (including amounts due under clause 16 below, to the extent applicable), payable by the Borrower under the Finance Documents from time to time, shall thenceforth be repayable on demand being made by the Facility Agent (and in the event of any such demand, the Loan or part thereof, interest and such other amounts shall become immediately due and payable); and/or

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15.25.3.	declare that all, or any part of, the Loan, is immediately due and payable, whereupon the Loan, or part thereof, shall become immediately due and payable, together with all interest accrued thereon and all other amounts payable by the Borrower under the Finance Documents (including, amounts due under clause 16 below, to the extent applicable).
15.26.	Loan Due on Demand

If, pursuant to clause 15.25 above the Facility Agent declares all, or any part of, the Loan to be due and payable on demand then, and at any time thereafter so long as any Event of Default is continuing or has not been waived, the Facility Agent may, by written notice to the Borrower, require repayment of the Loan, or such part thereof declared to be due and payable on demand, all on such date or dates as the Facility Agent may specify in such notice (whereupon the same shall become due and payable on such date together with all accrued interest thereon and any other sums then owed by the Borrower hereunder) or withdraw such declaration with effect from such date as the Facility Agent may specify in such notice.

15.27.	Indemnity

The Borrower shall indemnify the Finance Parties against any losses or expenses (but excluding any losses of profit by the Lenders, and excluding indirect losses such as to reputation or otherwise) which any of them may sustain or incur as a consequence of:
15.27.1.	the occurrence of any Event of Default or Default, to the extent that such losses or expenses are not compensated for by any other provisions of this Agreement;

15.27.2.	the Loan, or any part thereof, not being prepaid in accordance with a notice of prepayment given by the Borrower under clause 6 above; or

15.27.3.	a failure by the Borrower to pay any amount due under this Agreement on its due date, including any losses, charges or expenses on account of funds acquired, contracted for or utilised to fund any amount payable under this Agreement or any amount repaid or prepaid. A certificate of a Finance Party as to the amount of any such loss or expense shall be prima facie evidence in the absence of manifest error.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.28.	Remedies

In the event of acceleration of the Loan, or any part thereof, pursuant to clause 15.25 above, or of a written notice under clause 15.26 above, then, without derogating from any other remedies or relief available to the Finance Parties under law or under any of the Finance Documents, the Facility Agent and the Security Trustee shall be entitled to take all steps as they deem fit in order to collect all sums owed by the Borrower to the Finance Parties, including to sell, or procure the sale of, all or any of the Pledged Securities, the Pledged Gazit Midas Shares or any of them or to realise all or any of the assets, rights or properties secured under the Security Documents (including, realisation of rights in accordance with Sections 17 or 20 of the Israeli Pledges Law, 5727—1967), all at the expense of the Borrower and to utilise the sums received to repay in part or in full all amounts owed by the Borrower hereunder and/or under any other Finance Document.
16. BREAKAGE COSTS
16.1.	Breakage Costs

If any Lender receives or recovers all or part of the Loan otherwise than on an Interest Payment Date or on the last Business Day of any Interest Period, then, unless specified otherwise in this Agreement or in any other Finance Document, the Borrower shall pay to such Lender an amount equal to [***].

16.2.	Indemnity

Without derogating from any other rights or remedies available to the Lenders under the Finance Documents (including pursuant to clause 15 above), in the event the Loan or any part thereof is declared by the Facility Agent to be immediately due and payable by the Borrower, the Borrower shall compensate the Lenders in the amounts determined in accordance with clause 16.1 above in respect of all amounts payable on account of the Loan but not paid on demand as aforesaid (as if such amounts had been paid on the date of such demand).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

17. RELEASE OF COLLATERAL
17.1.	Entitlement to Release Certain Collateral

Following any repayment (for the avoidance of doubt, without the right to draw again) or prepayment of at least €50,000,000 (fifty million Euros) (principal) of the Loan in accordance with the provisions of this Agreement (for the avoidance of doubt, following each such repayment or prepayment of at least €50,000,000 (fifty million Euros) of the Loan as aforesaid, save for prepayment made in accordance with clause 6.4.1.1 above, the Borrower shall be entitled, from time to time, by written notice to the Facility Agent, to require the release of any or all of the: (a) Pledged Equity One Shares; (b) Pledged FCR Securities; (c) Pledged MEL Shares; and (d) other collateral, if any, pledged to secure the Secured Obligations pursuant to clause 15.19.1.3 above, from all pledges or debentures created pursuant to the Finance Documents, and the Facility Agent shall accede to such request, provided that:
17.1.1.	at all times during the 20 (twenty) Business Day period (that is, on each Business Day during such period) falling prior to the proposed release date, the sum of:

17.1.1.1.	0.55 (nought point fifty-five) times the Average Market Value FCR (but excluding in respect of such Pledged FCR Securities to be released) as at such Business Day;

17.1.1.2.	0.55 (nought point fifty-five) times the Average Market Value Equity One (but excluding in respect of such Pledged Equity One Shares to be released) as at such Business Day;

17.1.1.3.	Intentionally Deleted;

17.1.1.4.	0.5 (nought point five) (or, during a Reduced Share Holding Period, 0.3 (nought point three)) times the Average Market Value MEL Shares (but excluding in respect of such MEL Shares to be released) as at such Business Day; and

17.1.1.5.	the value of any other security pledged (with the approval of the Facility Agent) to secure the Secured Obligations pursuant to the Finance Documents, as determined by the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Facility Agent (but excluding any such security to be released), shall equal or exceed the Total Outstandings as at such Business Day; and

17.1.2.	no Default has occurred and is continuing and no Default could occur as a result of such release.
17.2.	Entitlement to Release of Excluded Security

In the event that there shall be any Pledged Securities which are held by an Insolvent Obligor (as referred to in clause 15.7.2 above) or by a Subject Obligor (as referred to in clause 15.8.2 above), thereby falling within the definition of “Excluded Security” pursuant to such clauses, which Pledged Securities (“the Excluded Pledged Securities”) are thus not taken into account in determining the Adjusted LTV pursuant to such clauses, the Borrower shall be entitled to require the release of such Excluded Pledged Securities; provided that:
17.2.1.	no Default could occur as a result of such release; and

17.2.2.	at all times during the 20 (twenty) Business Day period (that is, on each Business Day during such period) falling prior to the proposed release date, the sum of:
17.2.2.1.	0.55 (nought point fifty-five) times the Average Market Value FCR as at such Business Day, unless such Pledged FCR Securities constitute Excluded Pledged Securities to be released, in which event this clause 17.2.2.1 will not be taken into account;

17.2.2.2.	0.55 (nought point fifty-five) times the Average Market Value Equity One as at such Business Day, unless such Pledged Equity One Shares constitute Excluded Pledged Securities to be released, in which event this clause 17.2.2.2 will not be taken into account;

17.2.2.3.	Intentionally Deleted;

17.2.2.4.	0.5 (nought point five) (or, during a Reduced Share Holding Period, 0.3 (nought point three)) times the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Average Market Value MEL Shares as at such Business Day; and

17.2.2.5.	the value of any other security pledged (with the approval of the Facility Agent) to secure the Secured Obligations pursuant to the Finance Documents, as determined by the Facility Agent, shall equal or exceed the Total Outstandings as at such Business Day.
17.3.	Entitlement to Release All Collateral

For the avoidance of doubt, all collateral created under the Finance Documents shall be promptly released upon full and final discharge of all the Secured Obligations.

17.4.	Termination of Guarantees

For the avoidance of doubt, all guarantees issued by any Obligor, other than the Borrower and Gazit Midas, and all obligations, undertakings, and liabilities by such Obligor pursuant to any Finance Document, shall terminate upon the final release of all Securities previously pledged by such Obligor pursuant to the Finance Documents.
18.	PAYMENTS BY THE BORROWER

All payments to be made by the Borrower to the Lenders shall be made by 14:00 p.m. on the relevant date of payment in same day funds by the Borrower to the Borrower Charged Account. Any payment received after 14:00 p.m., as aforesaid, shall be deemed to have been received on the first Business Day following the date of receipt. All payments required to be made by the Borrower under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of, and without any deduction for, or on account of, any set-off or counterclaim.

19.	SET-OFF AND ACCOUNTS
19.1.	Set-Off

The Facility Agent and any Lender may (but shall not be obliged to) set-off against any obligation of the Borrower due and payable by it

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

to or for the account of any Finance Party under this Agreement and not paid on the due date or within any applicable cure period specified in any Finance Document, any moneys, Securities, bank notes, bills, assets or other rights held by the Facility Agent or Lender for the account of the Borrower at any office or branch of the Facility Agent or Lender anywhere and in any currency, whether or not matured. Notwithstanding the aforegoing, the right of set-off shall apply immediately upon: (a) any distress, execution, attachment, sequestration, liquidation, receivership, moratorium or other process or Proceedings being instituted against the Borrower, without regard to any cure period specified in any Finance Document; or (b) any Event of Default occurring. The Facility Agent or any other Lender, as applicable, may: (i) break or alter the amounts of all or any deposits of the Borrower; or (ii) effect such currency exchanges as are appropriate to implement the set-off and any usual charges in relation to such currency exchanges shall be paid by the Borrower and the Facility Agent shall not be liable to the Borrower for any penalties, losses or other damages resulting from any such breakage, alteration or currency exchange. The Facility Agent or any Lender shall give notice to the Borrower upon making any such set-off. The Facility Agent and the other Lenders shall have a right of lien over any moneys, Securities, bank notes, bills, assets or other rights in the possession or under the control of the Facility Agent or such other Lenders at any time for or on behalf of the Borrower, including such as have been delivered for collection, as security, for safe-keeping or otherwise.

19.2.	Debit or Credit of Accounts
19.2.1.	The Facility Agent shall be entitled (but not obliged): (a) to debit any of the Borrower’s accounts held at the Facility Agent with any amount needed to pay any amount payable by the Borrower to any Finance Party under any Finance Document and whether such amount is credited or overdrawn or will become overdrawn as a result of such debiting; provided that, if the state of any such account does not allow it to be debited by the Facility Agent in order to effect payment of any amount payable by the Borrower as aforesaid, the Facility Agent may refrain from so doing; (b) to credit any amount received from the Borrower or for its account to such account of the Borrower as the Facility Agent reasonably deems fit; and (c) to transfer any amount from the Gazit Midas Charged Accounts to the Borrower Charged Account, where Gazit Midas fails to make

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such transfer in accordance with the terms of any Finance Document.

19.2.2.	In the event the Facility Agent shall have debited any such account as referred to in clause 19.2.1 above, the Facility Agent may reverse any such debit and treat any amount the debit of which was reversed as an unpaid amount on account of any amount due and payable by the Borrower under the Finance Documents.
20. APPLICATION OF PAYMENTS
20.1.	Insufficient Payment

If the Facility Agent, the Security Trustee or any Receiver (as defined in any Security Document), as applicable, receives a payment insufficient to discharge all the amounts then due and payable by the Borrower or any other Obligor under the Finance Documents, then such payment shall be applied towards the obligations of the Borrower or any Obligor under the Finance Documents in the following order (after converting the payment into the currency necessary to make payment of all amounts due as aforesaid in the currencies in which such amounts are due):

20.1.1.	first, in or towards discharge of all costs and expenses incurred and which may be incurred in connection with the collection of the Secured Obligations, including the costs and remuneration of any Receiver;

20.1.2.	second, in or towards payment of any unpaid fees, costs and expenses of the Facility Agent, the Security Trustee and the Trust Company pro rata between the amounts of such unpaid fees, costs and expenses;

20.1.3.	third, in or towards payment of any unpaid fees, costs and expenses of any of the other Finance Parties;

20.1.4.	fourth, in or towards payment of any other amount due but unpaid under this Agreement or under any other Finance Document, in respect of the Loan, other than principal (including interest, damages, commissions, fees, breakage costs and all other costs), the above in such order as the Facility Agent deems fit; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

20.1.5.	fifth, in or towards payment on account of the principal of the Loan.
20.2.	Currency Conversion
If, notwithstanding the obligations of the Borrower under any Finance Document (and without derogating from such obligations), any sum is received (including by way of set-off in accordance with clause 18 above) by any Finance Party in a currency (“the first currency”) other than the currency (“the second currency”) in which the relevant amount is to be paid pursuant to the relevant provisions of the relevant Finance Document, then such sum shall be converted into the second currency at the buying rate of the second currency for the first currency as is published by Bank Hapoalim at the close of business on the date of receipt thereof and the Borrower shall hold harmless each of the Finance Parties which received such sum, from and against any loss suffered or incurred as a result of such conversion.
21.	SHARING BETWEEN LENDERS

If a Lender (“the Sharing Lender”) receives or recovers (including by way of set-off) any sum in respect of an amount due to it from the Borrower under this Agreement or under any other Finance Document otherwise than by payment by the Borrower in accordance with the terms of this Agreement or of any other Finance Document:
21.1.	the Sharing Lender shall forthwith pay to the Facility Agent such sums, to be applied by the Facility Agent in accordance with clause 20.1.1 above. The Borrower hereby acknowledges and agrees that, subject to clause 21.2 below, upon such payment being made, as between the Borrower and the Sharing Lender, the Borrower shall remain indebted to the Sharing Lender under this Agreement in the amount paid to the other Lenders as if the Sharing Lender had not received or recovered the sum mentioned above and each Lender receiving a payment in accordance with this clause 21.1 shall treat the amount paid to it as if it were a payment by the Borrower on account of amounts due from the Borrower under this Agreement or under any other Finance Document; and

21.2.	any payment made by the Sharing Lender to the Facility Agent and by the Facility Agent to the Lenders under clause 21.1 above shall (whether or not stated to be so subject) be subject to the condition that, if all or any part of the amount paid to the Lenders has to be

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

repaid by the Sharing Lender to the Borrower or any other person, whether under any insolvency law or otherwise, each of the Lenders (other than the Sharing Lender) which received any part of the Sharing Lender’s payment shall repay to the Facility Agent, which shall immediately transfer such repayment to the Sharing Lender, the amount which was distributed to that Lender, together with such amount (if any) as is necessary to reimburse the Sharing Lender the appropriate portion of any interest it was obliged to pay on the sum it repaid to the Borrower or other person concerned.
22. ADMINISTRATIVE PARTIES
22.1.	The Facility Agent
22.1.1.	Appointment and Powers of the Facility Agent
22.1.1.1.	Each of the Lenders hereby appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.

22.1.1.2.	Each of the Lenders hereby authorises the Facility Agent to perform the duties and to exercise the rights, powers, authorities and discretions that are specifically delegated to it under the Finance Documents, together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

22.1.1.3.	The Facility Agent has only those duties which are expressly specified in the Finance Documents and no other duties, obligations or liabilities to the Finance Parties. Those duties are solely of a mechanical and administrative nature.

22.1.1.4.	In acting in its capacity hereunder, the Facility Agent acts solely as the agent of each of the Finance Parties and shall not assume any obligations to, or trustee or fiduciary relationship with, the Finance Parties. The Facility Agent shall not have or be deemed to have any duty, obligation or responsibility to, or a relationship of trust or agency with, any Obligor, save only for those obligations expressly set out in the Finance Documents. For the avoidance of doubt, the failure of any Lender to perform its obligations under this Agreement shall not impose any duty, obligation or responsibility on the Facility Agent. The terms and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

conditions relating to the appointment of the Facility Agent as aforesaid, are set out in this clause 22 below, in the Intercreditor Agreement and otherwise in the Finance Documents. For the avoidance of doubt, it is hereby stated that the Intercreditor Agreement is an agreement by and among the Finance Parties that does not bind the Borrower and/or any other Obligor in any manner and/or increase any Obligor’s liability under the Finance Documents.
22.1.2.	Acts of the Facility Agent
22.1.2.1.	The Facility Agent may, without derogating from clause 9 above, engage and pay for the advice or services of any lawyers, accountants or other experts whose advice or services may seem to it necessary, and rely upon any advice so obtained.

22.1.2.2.	The Facility Agent shall act in connection with the Finance Documents only in accordance with the Intercreditor Agreement. The Intercreditor Agreement shall state, inter alia, which authorities or discretions may be exercised by the Facility Agent alone and in respect of which authorities and instructions the Facility Agent may act only in accordance with the written instructions of the Lenders given pursuant to the Intercreditor Agreement.

22.1.2.3.	The Borrower and/or any other Obligor shall be entitled to rely on any instruction, consent, approval or direction furnished to it by the Facility Agent and shall be entitled to treat such instruction consent, approval or direction as binding upon all Finance Parties.
22.1.3.	Delegation by the Facility Agent

Without it being an agreement to release the Facility Agent from any of its obligations hereunder, the Facility Agent may at any time and from time to time, to the extent: (a) permitted by law, and (b) considered desirable or necessary by it, delegate by power of attorney or in any other manner to any person or persons all or any of the rights, powers and discretions which are for the time being exercisable by the Facility Agent under this Agreement or any of the other Finance Documents. Any such delegation may be made upon such terms and conditions

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

as the Facility Agent may think fit, provided that nothing in this clause 22.1.3 shall confer upon the Facility Agent the power to allow any delegate to sub-delegate any such rights, powers and discretions.

22.1.4.	Resignation of the Facility Agent
22.1.4.1.	In the event that as a result of any law it shall become illegal for Bank Hapoalim (or any subsequent Facility Agent) to act as Facility Agent, it may, upon the giving of 30 (thirty) days’ prior written notice to that effect to the Finance Parties and to the Borrower, resign, provided that no such resignation shall be effective until a successor for the Facility Agent is appointed in accordance with the succeeding provisions of clause 22.1.4.2 below.

22.1.4.2.	If the Facility Agent gives notice of its resignation pursuant to clause 22.1.4.1 above, then any one of the Israeli banks being Lenders may be appointed as a successor to the Facility Agent by the Lenders during the period of such notice but, if no such successor may be appointed under law or if no such Israeli bank is willing to act as the Facility Agent, the Facility Agent may itself appoint as its successor any reputable and experienced Israeli bank. The Facility Agent shall provide the Borrower with notice of any such appointment.

22.1.4.3.	If a successor to the Facility Agent is appointed under the provisions of clause 22.1.4.2 above, then: (a) the departing Facility Agent shall be discharged from any further obligation under the Finance Documents, in its capacity as Facility Agent; and (b) its successors and each of the other Finance Parties and the Borrower shall have the same rights and obligations amongst themselves as they would have had if such successor had been the original Facility Agent.
22.2.	The Security Trustee
22.2.1.	Appointment of the Security Trustee and Approval of Security Documents
22.2.1.1.	Each Finance Party irrevocably confirms the appointment of the Security Trustee as trustee for the purposes of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Finance Documents and the Security Trustee shall hold the Trust Property on trust for the benefit of the Finance Parties (including the Security Trustee) on the terms set out in this Agreement, the Intercreditor Agreement and in the other Finance Documents. For the purpose of this clause 22.2, “Trust Property” shall mean: (a) all benefits and rights from time to time of the Security Trustee (held by it on trust for the benefit of the Finance Parties or any of them, including the Security Trustee) under or in connection with, or pursuant to, any Security Document to which the Security Trustee is a party, including with respect to any assets, rights and interests that may now or hereafter be mortgaged, pledged, charged, assigned by way of charge or otherwise charged to the Security Trustee under any Security Document, including the benefit of all representations, covenants, guarantees, indemnities and other contractual provisions given in favour of the Security Trustee (other than any such benefits given to the Security Trustee solely for its own benefit) by or pursuant to the Security Documents; (b) the security interests from time to time constituted by or pursuant to or evidenced by the Security Documents to which the Security Trustee is a party; and (c) all sums received or recovered by the Security Trustee under, pursuant to or in connection with any Security Document to which the Security Trustee is a party or the exercise of any of the Security Trustee’s powers under or in connection herewith or therewith and which are required to be held by the Security Trustee upon trust on the terms of this Agreement and/or any Security Document to which the Security Trustee is a party, including all income and other sums at any time received or receivable by the Security Trustee in respect of the aforegoing sums.
22.2.1.2.	The Security Trustee is hereby authorised:
22.2.1.2.1.	to enter into all Security Documents as Security Trustee on behalf of the Finance Parties;

22.2.1.2.2.	to exercise such rights, remedies, powers and discretions as are specifically conferred upon the Security Trustee by the Finance Documents together with such powers and discretions as are reasonably

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

incidental thereto, in accordance with the instructions of the Facility Agent; and

22.2.1.2.3.	to take such action as may from time to time be authorised under or in accordance with this Agreement and the other Finance Documents.
22.2.1.3.	The Security Trustee shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents or any of them and shall not have any implied duties, obligations or responsibilities. In performing or carrying out its duties, obligations and responsibilities, the Security Trustee shall not have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with, any Obligor, save only for those obligations expressly set out in the Finance Documents. The Security Trustee shall act only in accordance with the instructions of the Facility Agent.

22.2.1.4.	The Borrower and/or any other Obligor shall be entitled to rely on any instruction, consent, approval or direction furnished to it by the Security Trustee and shall be entitled to treat such instruction consent, approval or direction as binding upon all Finance Parties.
22.2.2.	Acceptance of Appointment

The Security Trustee hereby accepts its appointment as trustee to hold the Trust Property on trust for the benefit of the Finance Parties (including itself) on the terms and subject to the conditions set out in this Agreement and the other Finance Documents.

22.2.3.	Compliance with the Security Documents

Each of the parties hereto agrees that the obligations, rights and benefits vested or to be vested in the Security Trustee as trustee as aforesaid by the Security Documents or any document entered into pursuant thereto shall (before as well as after enforcement) be performed and (as the case may be) exercised by the Security Trustee in accordance with the provisions of the relevant Security Documents and of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22.2.4.	Certain Discretions of the Security Trustee

Without derogating from clause 9 above, the Security Trustee may engage and pay reasonable costs for the advice or services of any lawyer, accountant or other expert whose advice or services may seem to it necessary, and rely upon any advice so obtained.

22.2.5.	Delegation by the Security Trustee

Without it being an agreement to release the Security Trustee from any of its obligations hereunder, the Security Trustee may at any time and from time to time, to the extent: (a) permitted by law, and (b) considered desirable or necessary by it, delegate by power of attorney or in any other manner to any person or persons all or any of the rights, powers and discretions which are for the time being exercisable by the Security Trustee under this Agreement or any of the other Finance Documents. Any such delegation may be made upon such terms and conditions as the Security Trustee may think fit, provided that nothing in this clause 22.2.5 shall confer upon the Security Trustee the power to allow any delegate to sub-delegate any such rights, powers and discretions.

22.2.6.	Resignation of the Security Trustee
22.2.6.1.	In the event that as a result of any law it shall become illegal for Bank Hapoalim (or any subsequent Security Trustee) to act as Security Trustee, it may retire without being responsible for the costs occasioned by such retirement by giving not less than 30 (thirty) days’ (or such lesser period if required under law to resign within a shorter period) prior written notice to that effect to the Facility Agent (with a copy to the Borrower), provided that the retirement or removal of the Security Trustee shall not take effect until the appointment of a new Security Trustee and the assignment from the Security Trustee to such new trustee of all its rights and obligations under the Finance Documents (including this Agreement) in accordance with this clause 22.2.6.1. Upon appointment as aforesaid, the Security Trustee shall assign to the new trustee all its rights and obligations under the Finance Documents (including this Agreement), such assignment to be in a form as reasonably approved by the Facility Agent.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22.2.6.2.	If the Security Trustee gives notice of its resignation pursuant to clause 22.2.6.1 above, then any one of the Israeli banks being Lenders may be appointed as a successor to the Security Trustee by the Lenders during the period of such notice but, if no such successor may be appointed under law or if no such Israeli bank is willing to act as the Security Trustee, the Facility Agent shall appoint as the Security Trustee’s successor any reputable and experienced Israeli bank.

22.2.6.3.	If a successor to the Security Trustee is appointed under the provisions of clause 22.2.6.1 above, then: (a) the departing Security Trustee shall be discharged from any further obligation under the Finance Documents, in its capacity as Security Trustee; and (b) its successors and each of the other Finance Parties and the Borrower shall have the same rights and obligations amongst themselves as they would have had if such successor had been the original Security Trustee.
23.	ASSIGNMENTS AND TRANSFERS
23.1.	Binding Agreement

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors, permitted transferees and permitted assigns.

23.2.	No Assignments and Transfers by the Borrower The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits or obligations under any of the Finance Documents.

23.3.	Assignments and Transfers by the Lenders
23.3.1.	Any Lender may, at any time assign or transfer (collectively, “transfer”) all or any of its rights, benefits and obligations under the Finance Documents (in accordance with the procedure and terms set out herein, including subject to execution and delivery to the Facility Agent of a duly executed transfer certificate in the form of Schedule 23.3(A) hereto (“a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Transfer Certificate”), a copy of which Transfer Certificate shall be delivered by the Facility Agent to the Borrower):
23.3.1.1.	without requiring the consent of the Borrower, to any of the financial institutions listed in Schedule 23.3(B) hereto; and

23.3.1.2.	with the prior written consent of the Borrower, to any other Israeli bank, foreign bank, financial institution (including benefit funds), insurance company, provident fund or pension fund.
23.3.2.	Notwithstanding the aforegoing, Bank Hapoalim shall at all times remain a Lender in an amount equal to at least 20% (twenty percent) of the aggregate Loan (principal only) outstanding and shall retain the entire exposure in respect of such minimum amount.
23.4.	Cooperation by the Borrower
23.4.1.	In the event that any Lender shall wish to make a transfer in accordance with clause 23.3.1.1 above or to other entities approved by the Borrower in writing, the Borrower shall take reasonable steps to cooperate in such transfer, including, performing such acts and executing such documents as may reasonably be necessary to give effect to such transfer (without this being considered or interpreted as the Borrower’s agreement to bear any additional out-of-pocket cost in such cooperation and, for the avoidance of doubt, without amending or waiving any provision of this Agreement or of any other Finance Documents).

23.4.2.	Without derogating from clause 23.4.1 above, in the event that any Lender transfers any of its rights and/or obligations under this Agreement pursuant to this clause 23 above (the entity to which such rights and/or obligations are transferred, hereinafter “the Transferee”), the Borrower shall promptly, at the first request of such Lender, cooperate with such Lender and the Transferee in all respects necessary in order for such Lender and the Transferee to be in full compliance with the requirements of the Israeli Prohibition on Money Laundering Law, 5760—2000, as such law is interpreted by the Bank of Israel from time to time.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

23.5.	Disclosure of Information

The Finance Parties may at any time disclose to any actual or potential transferee under clause 23.3.1.1 above or to other entities approved by the Borrower in writing in respect of the Finance Documents such information about the Finance Documents and the Obligors as the Finance Parties shall consider appropriate, provided that such potential transferee shall have entered into confidentiality undertakings in a form reasonably acceptable to the Facility Agent and the Borrower, the executed copy of which shall be delivered to the Borrower.

23.6.	Transfer Provisions
23.6.1.	Subject to clause 23.6.6 below, a transfer as referred to in this clause 23.6 from a Lender (“the Existing Lender”) will only be effective on receipt by the Facility Agent of written confirmation from the transferee Lender (“the New Lender”) (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Finance Parties and to the Borrower with respect to the Proportion (“the Relevant Percentage”) transferred from the Existing Lender to the New Lender, as the New Lender would have been under if it was an original Lender with respect to such transferred Relevant Percentage.

23.6.2.	The Existing Lender shall, on the date upon which a transfer takes effect, pay to the Facility Agent (for its own account) a fee of US $[***] ([***] United States Dollars).

23.6.3.	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty with regard to, and assumes no responsibility to a New Lender for:
23.6.3.1.	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

23.6.3.2.	the financial condition of any Obligor or MEL;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

23.6.3.3.	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

23.6.3.4.	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document and any representations or warranties implied by law are excluded.

23.6.4.	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:
23.6.4.1.	has made (and shall continue to make) its own independent appraisal of and investigation into the business and financial condition, creditworthiness, condition, affairs and status and nature of each Obligor and MEL in connection with its participation in this Agreement and has not relied on any information provided to it by the Existing Lender or, for the avoidance of doubt, by any other Finance Party, in connection with any Finance Document; and

23.6.4.2.	will continue to make its own independent appraisal of the creditworthiness of each Obligor and MEL whilst any amount is or may be outstanding under the Finance Documents.
23.6.5.	Nothing in any Finance Document shall be construed as obliging an Existing Lender (or, for the avoidance of doubt, any other Finance Party) to:
23.6.5.1.	accept a retransfer from a New Lender of any of the rights and obligations transferred under this clause 23.6; or

23.6.5.2.	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

23.6.6.	Without derogating from clause 23.6.1 above or from this clause 23.6 above, a transfer is effected when the Existing Lender and the New Lender deliver to the Facility Agent a Transfer Certificate, together with a signed undertaking by the New Lender to be bound by the Intercreditor Agreement and the Facility Agent signs, by way of acknowledgment, such Transfer Certificate. The Facility Agent shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate delivered in accordance with the terms of this Agreement, sign same and deliver a copy thereof to the Security Trustee. The Security Trustee shall, as soon as practicable after receipt by it of a Transfer Certificate as aforesaid, sign same to acknowledge receipt thereof and shall deliver a signed copy thereof to the Facility Agent.

23.6.7.	On the date of acknowledgment by the Facility Agent as referred to in clause 23.6.6 above, the transfer of all rights and obligations of the Existing Lender to the New Lender, with respect to that part of the Relevant Percentage transferred to the New Lender, shall be deemed to be completed and the New Lender shall become a “Lender”. The Facility Agent shall, as soon as practicable after such transfer, deliver to all of the Finance Parties and the Borrower a list setting out the following details:
23.6.7.1.	the aggregate Total Outstandings;

23.6.7.2.	the name of the New Lender; and

23.6.7.3.	the percentages which each of the Lenders then holds of the Loan.
23.6.8.	For the avoidance of doubt, it shall be the responsibility of the Existing Lender (and not the Facility Agent) to ensure that any potential New Lender meets the requirements of clause 23.3.1 above.
24.	INFORMATION
24.1.	Disclosure of Information
24.1.1.	Any Finance Party may at any time disclose to any other Finance Party any information in respect of, or concerning, any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Obligor or any other matter relating to the Finance Documents, including regarding the bank accounts of the Borrower, as the Finance Party disclosing the same deems appropriate.

24.1.2.	The Finance Parties may also disclose any such information to the Bank of Israel, the Israeli Examiner of Banks and any person acting on their behalf or any other Governmental Body to which the Finance Parties are subject.
24.2.	Confidentiality of the Borrower

The Borrower shall not, and the Borrower shall procure that no Obligor shall, save to the extent required by applicable law, disclose the terms or submit copies of any Finance Document to any third party.
25.	EVIDENCE OF DEBT
25.1.	Maintenance of Documents

The Facility Agent shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to the Finance Parties hereunder.

25.2.	Prima Facie Evidence

In any legal action or Proceeding arising out of or in connection with the Finance Documents, the entries made in the accounts maintained pursuant to clause 25.1 above shall, in the absence of manifest or proven error, be prima facie evidence of the existence and amounts of the specified obligations of the Borrower.

25.3.	Certificate of the Lenders

A certificate of the Facility Agent as to: (a) the amount by which a sum payable to any Finance Party hereunder is to be increased under clause 10.1 above; or (b) the amount for the time being required to indemnify any Finance Party against any such cost, payment or liability as is mentioned in clause 11 above shall, in the absence of manifest or proven error, be prima facie evidence of the existence and amounts of the specified obligations of the Borrower.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

26.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of the parties hereto, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exhaustive of any rights or remedies provided by law.
27.	AMENDMENTS
27.1.	Amendments in Writing

Any addition, variation, modification or amendment to this Agreement shall not be effective unless any such addition, variation, modification or amendment is in writing and signed by the authorised signatories of all of the parties to this Agreement.

27.2.	Amendment Procedures

The Facility Agent, if it has the prior written consent of the Lenders, in accordance with the Intercreditor Agreement, and the Borrower may, from time to time, agree in writing to amend any of the Finance Documents or to waive, prospectively or retrospectively, any of the requirements of any of the Finance Documents and any amendments or waivers so agreed shall be binding on the Finance Parties and the Borrower.
28.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

29.	GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and shall be construed in accordance with Israeli law and the courts of Tel-Aviv-Jaffa shall have exclusive jurisdiction to hear any matters arising under or in connection with this Agreement; provided that, the Finance Parties shall be entitled to sue any Obligor in any jurisdiction in which it has an office or holds assets.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

30.	ENTIRE AGREEMENT
30.1.	Entire Agreement

This Agreement (together with the other Finance Documents) constitutes the entire agreement between the parties with respect to the subject-matter hereof and supersedes any prior agreement or arrangement amongst the parties.

30.2.	Primacy of the Finance Documents
30.2.1.	The Standard Forms shall be deemed to be subject to the terms of the other Finance Documents.

30.2.2.	In the event of any contradiction or inconsistency between the provisions of (a) any of the Finance Documents (other than the Standard Forms); and (b) any Standard Forms, the provisions of such other Finance Documents (“the Non-Standard Finance Documents”) shall prevail. In addition, if a provision of the Non-Standard Finance Documents and a provision of the Standard Forms regulate the same issue, regard will be held only to such provision of the relevant Non-Standard Finance Document with respect to such issue, and such provision of the Standard Forms on such issue shall not apply.
31.	SOLE PURPOSE OF COLLATERAL; FOREIGN FLOATING CHARGES
31.1.	Security Interests to secure Secured Obligations only

Notwithstanding anything to the contrary contained in this Agreement or in the other Finance Documents, it is hereby clarified, for the avoidance of doubt, that the security interests granted under this Agreement and the other Finance Documents secure only the Secured Obligations and, for the avoidance of doubt, not any other debts, credit lines or other Indebtedness of the Borrower or any other Obligor. For the avoidance of doubt, nothing contained in this clause 31.1 shall be construed as limiting the full recourse of the Finance Parties to the Borrower under the Finance Documents.

31.2.	Creation of Floating Charges by Non-Israeli Companies

Notwithstanding anything to the contrary in this Agreement and/or any other Finance Document, it is agreed and all the parties hereto acknowledge, that the possibility of creating a floating charge in

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Israel by a foreign company (which is not registered as a foreign company pursuant to Section 346 of the Companies Law) is legally uncertain under Israeli law, and therefore, any representation, warranty, covenant or any other reference pursuant to this Agreement and/or any other Finance Document, with respect to the legality, validity, binding effect and/or enforceability of any security interest under the Finance Documents shall be deemed to exclude reference to such floating charges created in Israel by non-Israeli companies (including for the purpose of serving as a basis for a non-compliance, breach, default and/or misrepresentation). The Borrower represents that all Obligors which are foreign companies (as defined in the Companies Law) are not registered in Israel as a “foreign company” pursuant to Section 346 of the Companies Law.
32.	NOTICES
32.1.	Notices in Writing
32.1.1.	Notices to be given hereunder shall be in writing and may be given personally, by facsimile or, if not available, by letter as required by clause 32.2 below. Any notice to be given to any party hereto must be given during normal business hours of such party to the person and at the address designated below. If notice is sent by facsimile during normal business hours as aforesaid, it shall be deemed to have been served when automatic facsimile confirmation of receipt by the intended recipient has been received.

32.1.2.	All requests, notices and other documents to be delivered by the Borrower pursuant to this Agreement shall be delivered in the English or Hebrew language and, if the original of such documents is in another language, shall be delivered together with a certified translation into Hebrew or English.
32.2.	Addresses

Any notices not given by facsimile shall be served personally on a party or served on a party by way of prepaid express registered letter (or nearest equivalent), in each case, to its address given below or to such other address as may from time to time be notified for this purpose and any notice so served by letter shall be deemed to have been served within 5 (five) days after the time at which such notice

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

was posted and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and posted:

32.2.1.	to the Borrower at:	Gazit—Globe Limited 1 Derech Hashalom Tel-Aviv 67892 Israel Facsimile: (+972) (3) 696 1910 Attention: Gil Kotler, Chief Financial Officer

32.2.2.	to Bank Hapoalim, in its capacity as Arranger, Lender, Facility Agent and Security Trustee at:	Bank Hapoalim B.M. Levinstein Tower 23 Menachem Begin Road Tel-Aviv 66183 Israel Facsimile: (+972) (3) 567 4302 Attention: Syndication Department

32.2.3.	to the other Lenders—

	(a) Discount Bank at:	Israel Discount Bank Ltd. 23 Yehuda Halevi Street Tel-Aviv 65136 Israel Facsimile: (+972) (3) 560 5907 Attention: Business Manager, Corporate Banking Subdivision

	(b) Union Bank at:	Union Bank of Israel Ltd. 6/8 Achuzat Bayit Tel-Aviv 65143 Israel Facsimile: (+972) (3) 519 1537 Attention: Deputy Manager, Corporate Division
33.	SURVIVAL

All warranties, representations and indemnities set forth in the Finance Documents shall survive the execution and delivery of each such Finance Document, the termination of any Finance Document and the making and repayment of the Loan.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

34.	CONSTRUCTION

Each covenant of the Borrower contained in any Finance Document shall be construed as being independent of each other covenant contained in any Finance Document, so that compliance with any covenant shall not be deemed to excuse compliance with any other covenant. Where any provision in this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable, whether such action is taken directly or indirectly by such person.

35.	SEVERABILITY
35.1.	Validity or Enforceability of Finance Documents Not to be Affected

If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:
35.1.1.	the validity or enforceability in that jurisdiction of any other provision of the Finance Documents; or

35.1.2.	the validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.
35.2.	Waiver of Provisions to Ensure Validity of Finance Documents

Where provisions of any applicable law resulting in such illegality, invalidity or unenforceability may be waived, they are hereby waived by the Borrower and each Finance Party to the full extent permitted by applicable law so that the Finance Documents shall be deemed valid and binding agreements, in each case enforceable in accordance with their respective terms.

35.3.	Modification of Provisions to Ensure Compliance with Applicable Law

If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be modified as set out in the following sentence and the balance of this Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms. The parties shall negotiate in good faith in order to agree on the terms of an alternative provision which complies with applicable law and achieves, to the greatest

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

extent possible, the same effect as would have been achieved by the invalid or unenforceable provision.
IN WITNESS WHEREOF, the parties have signed this Amended and Restated Facility Agreement on the date mentioned above.
the BORROWER:

for	GAZIT—GLOBE LIMITED

By:	/s/ Roni Sofer; /s/ Varda Zuntz

Title:

the ARRANGER

for	BANK HAPOALIM B.M.

By:	/s/ A. Avraham

Title:

the LENDERS

for	BANK HAPOALIM B.M.

By:	/s/ A. Avraham
Title:

for	ISRAEL DISCOUNT BANK LTD.

By:	/s/ Aviram Glik
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

for	UNION BANK OF ISRAEL LTD.

By:	/s/ Tahr Avraham; /s/ Kroin Taly
Title:

the FACILITY AGENT

for	BANK HAPOALIM B.M.
By:	/s/ A. Avraham
Title:

the SECURITY TRUSTEE:

for	BANK HAPOALIM B.M.

By:	/s/ A. Avraham
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
AMENDMENT
to the
FACILITY AGREEMENT
THIS AMENDMENT TO THE FACILITY AGREEMENT (“this Amending Agreement”) is made and entered into on the 30th day of December, 2009, amongst:
(1)	GAZIT—GLOBE LIMITED (“the Borrower”)
(2)	BANK HAPOALIM B.M., as Arranger, Lender, Facility Agent and Security Trustee
(3)	ISRAEL DISCOUNT BANK LTD., as Lender
AND
(4)	UNION BANK OF ISRAEL LTD., as Lender

WHEREAS:	the Borrower and the Finance Parties (other than the Trust Company) are parties to a Facility Agreement dated August 21, 2008, as amended and restated by an amending agreement dated November 29, 2009 (“the Facility Agreement”); and

WHEREAS:	following a request by the Borrower to further amend the Facility Agreement, the Borrower and the Finance Parties (other than the Trust Company) have, subject to fulfilment of the conditions precedent set out in clause 3 below, agreed to amend the Facility Agreement in the manner set out in clause 2 below,
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1.	INTERPRETATION

Terms, words and expressions defined in the Facility Agreement not otherwise defined herein, shall bear the same meaning as in the Facility Agreement and all provisions of the Facility Agreement concerning matters of construction or interpretation shall apply to this Amending Agreement.

2.	AMENDMENT

Subject to the fulfilment of the conditions precedent referred to in clause 3 below, the Facility Agreement shall, with effect from the date of fulfilment of all such conditions precedent (“the Amendment Closing Date”), be amended in the manner set out below:

2.1	After clause 1.1.17, a new clause 1.1.17A shall be inserted as follows:

“1.1.17A. “Borrower’s Rating”	means the rating of the Borrower or of any series of debentures issued by the Borrower, by ‘Standard and Poor’s Maalot Ltd.’ (“Maalot”) or the equivalent rating by

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

another reputable rating company, all in accordance with the lowest ranking in the event of more than one rating;”
2.2	Clause 7.1 shall be deleted and replaced by the following:
“7.1. Interest Rate

The Loan under the Facility shall bear interest for the Duration Period of the Loan at a rate per annum equal to: (a) the Wholesale Rate for the Loan; provided that, with respect to each Interest Period during such Duration Period, the LIBOR component of the Wholesale Rate shall be LIBOR, as determined on the Interest Determination Date, for such Interest Period; and (b) the Margin. In addition: (i) in the event that in any Quarter the ratio of the Borrower’s Net Financial Indebtedness to the Borrower’s Total Assets as referred to in clause 15.19.2.3.1 below, shall be more than [***]% ([***] percent), then (without derogating from said clause 15.19.2.3.1, if such ratio shall be more than [***]% ([***] percent)), the Loan shall bear additional interest (that is, additional to the interest referred to in this clause 7.1 above and below and to any interest payable pursuant to clause 7.2 below) during such Quarter of [***]% ([***] percent) per annum (‘Additional Interest’); and (ii) in the event that MEL fails to make, or Gazit Midas fails to receive, in any calendar year, Distributions in accordance with the Dividend Policy, the Loan shall with effect from January 1 of the next calendar year and thereafter, but until no later than the end of the following calendar year, if any, in which Distributions are made in accordance with the Dividend Policy, bear additional interest (that is, additional to the interest referred to in this clause 7.1 above and below and to any interest payable pursuant to clause 7.2 below) of [***]% ([***] percent) per annum (‘Further Additional Interest’); and (iii) in the event that the Borrower’s Rating shall be lower than ‘A’ (or its equivalent rating under a rating company other than Maalot), the Loan shall, with effect from the next Interest Period (being the first Interest Period commencing after the date of publication of such Borrower’s Rating) and thereafter, until the end of the Interest Period, if any, during which a Borrower’s Rating that is ‘A’ (or its equivalent rating under a rating company other than Maalot) or higher is published, bear additional interest per annum (that is, additional to the interest referred to in this clause 7.1 above and to any interest payable pursuant to clause 7.2 below), in accordance with the table attached as Schedule 7.1 hereto (‘Lower Rating Additional Interest’). The Borrower shall pay Additional Interest payable in respect of any Quarter within 3 (three) Business Days of the date of publication of the Borrower’s consolidated financial statements for such Quarter. For the avoidance of doubt, Further Additional Interest and/or Lower Rating Additional Interest shall be payable on each Interest Payment Date during the aforementioned periods

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
to which such Further Additional Interest and/or Lower Rating Additional Interest applies (together with regular interest).”
2.3	In clause 13.7.1(a), the words “30 (thirty)” shall be deleted and replaced by the words “60 (sixty)”.

2.4	In clause 15.13A, the words “30 (thirty)” shall be deleted and replaced by the words “60 (sixty)”.

2.5	Clause 15.21 shall be deleted and replaced by the words “Intentionally Deleted”.

2.6	A new Schedule 7.1 (Lower Rating Additional Interest) shall be added, in the form attached as Exhibit A hereto.

3.	CONDITIONS PRECEDENT

This Amending Agreement is subject to the conditions precedent that the Facility Agent shall have received, in form and substance satisfactory to the Facility Agent in its sole discretion, the documents, matters and things set out below, by not later than December 31, 2009:

3.1	an original acknowledgment by Gazit Canada regarding this Amending Agreement, in the form attached as Exhibit B hereto;

and

3.2	fee letter with the Facility Agent on behalf of the Lenders, relating to this Amending Agreement, executed by the Borrower.

4.	ACKNOWLEDGMENT BY THE BORROWER

The Borrower acknowledges that the Finance Parties (other than the Trust Company) have agreed to this Amending Agreement in full reliance on those representations and warranties referred to in clause 13 of the Facility Agreement, which, pursuant to clause 13.20.2 of the Facility Agreement were deemed repeated on November 30, 2009. For the avoidance of doubt, all references to “Finance Documents” in the representations and warranties set out in clause 13 of the Facility Agreement, include also this Amending Agreement.

5.	AMENDMENT TO THE FACILITY AGREEMENT

Subject to the fulfillment of the conditions precedent set out in clause 3 above by December 31, 2009, and with effect from the Amendment Closing Date, the Facility Agreement is hereby amended as expressly set out in this Amending Agreement above. This Amending Agreement shall be read together with the Facility Agreement as one agreement and, save as expressly amended by this Amending Agreement, the Facility Agreement shall remain unaltered and in full force and effect. In the event that the conditions precedent set out in clause 3 above are not fulfilled by December 31, 2009,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
this Amending Agreement, save for clause 3.3 above, shall no longer be of any force or effect and the Facility Agreement shall remain unaltered and in full force and effect.
IN WITNESS WHEREOF, the parties have signed this Amendment to the Facility Agreement on the date first mentioned above.

the BORROWER:

for	GAZIT GLOBE LIMITED

By: Title:	/s/ Roni Sofer, Varda Zuntz

the ARRANGER:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

the LENDER:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

for	ISRAEL DISCOUNT BANK LTD.

By: Title:	/s/ Aviram Glik Business Mgr., Corp. Banking Subdivision

for	UNION BANK OF ISRAEL LTD.

By: Title:	/s/ Tahr Avraham /s/ Kroin Taly

the FACILITY AGENT:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the SECURITY TRUSTEE:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

Lawyer’s Confirmation
We, the undersigned, Eran Ballain acting as the legal advisor to Gazit—Globe Limited (“the Borrower”) hereby confirm to Bank Hapoalim B.M,, Israel Discount Bank Ltd. and Union Bank of Israel Ltd. that (i) this Amending Agreement (as such term is defined above) has been duly signed by the Borrower through its authorized signatories Varda and Roni and (ii) this Amending Agreement and the Facility Agreement (as such term is defined in this Amending Agreement) as amended by this Amending Agreement, duly bind the Borrower.

/s/ Eran Ballain	27/12/2009 Date

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EXHIBIT A
Schedule 7.1
Lower Rating Additional Interest

Borrower’s Rating	Lower Rating Additional Interest
A-	0.25% per annum
BBB+	0.25% per annum
BBB	0.5% per annum
BBB-	0.5% per annum
BB+	0.75% per annum
BB	0.75% per annum
BB-	1% per annum
B+	1% per annum
B	1.25% per annum
B-	1.25% per annum
CCC+	1.5% per annum
CCC	1.5% per annum
CCC-	1.75% per annum
CC	1.75% per annum
C	2% per annum
D	2% per annum

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EXHIBIT B
ACKNOWLEDGEMENT AND CONFIRMATION
OF GUARANTEE AND SECURITY
     THIS ACKNOWLEDGEMENT AND CONFIRMATION is made this ____ day of December, 2009
BETWEEN:
GAZIT CANADA INC., a corporation incorporated under the laws of the Province of Ontario, Canada (Corporation No. 001720526), having its registered office at 109 Atlantic Avenue, Suite #303, Toronto, Ontario M6K 1X4 (Canada)
(the “Pledgor”)
- and -
BANK HAPOALIM B.M., as security trustee for the benefit of the Finance Parties (including itself) as defined in the Facility Agreement defined below
(the “Security Trustee”)
     WHEREAS:
     A. Gazit-Globe Ltd. (the “Debtor”) and the Finance Parties (other than the Security Trustee) are parties to a Facility Agreement dated August 21, 2008, as amended and restated by an amending agreement dated November 29, 2009 (as may be further amended, supplemented, restated or extended, including by the Amendment (as defined below) the “Facility Agreement”);
     B. pursuant to an amendment dated December [_], 2009 (the “Amendment”), the Debtor, the Lenders and the Security Trustee have agreed to amend the Facility Agreement;
     C. capitalized terms not defined herein shall have the meanings ascribed to them in the Facility Agreement;
     D. the Pledgor executed and delivered to the Security Trustee a Guarantee dated August 21, 2008 (the “Guarantee”) in respect of the due payment and performance of the Secured Obligations (as defined in the Guarantee);
     E. it is a condition of the Lenders and the Security Trustee entering into the Amendment that the Pledgor confirm that the Guarantee and all security granted by it therefor, including, without limitation, the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge, shall, and shall continue to, apply and extend to the due repayment of the Facility and the due payment

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
and performance of all present and future obligations and liabilities (whether actual or contingent, whether owed jointly or severally, or in any other capacity whatsoever) of the Debtor and the Pledgor under the Finance Documents, together with all costs, charges and expenses (including, without limitation, legal fees) incurred by any Finance Party in connection with the protection, preservation or enforcement of its respective rights under the Finance Documents,
     NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:
1.	Acknowledgment and Confirmation. The Pledgor hereby acknowledges and agrees with and confirms to the Security Trustee that:
(a)	it has been provided with, and has reviewed the terms and provisions of, the Amendment;

(b)	all security granted by it to and in favour of the Security Trustee as security for its obligations under the Guarantee and the Finance Documents to which it is a party, including, without limitation, the Gazit Canada Ontario Pledge and the Gazit Canada Israeli Pledge, both as amended by amendment agreements dated November 30, 2009 (the “Security”), remains in full force and effect, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by it in favour of the Security Trustee pursuant to the Security continue to extend to all of its debts, liabilities and obligations to the Security Trustee, whether direct or indirect, absolute or contingent, present or future, pursuant to, or arising out of, its Guarantee, and the other Finance Documents to which it is a party;

(c)	this acknowledgement and confirmation shall not be construed as requiring its consent in any other circumstance and is given without prejudice to its obligations as the principal debtor under the Guarantee executed by it;

(d)	its obligations are reaffirmed, including, without limitation, those under its Guarantee, and the Security granted by it;

(e)	the provisions of this acknowledgement and confirmation shall not merge with any security provided to the Security Trustee or the Lenders, but shall continue in full force for the benefit of the Security Trustee and the Lenders; and

(f)	the Guarantee and Security executed by it remain in full force and effect and are hereby ratified and confirmed.
2.	Governing Law. This acknowledgement and confirmation shall be governed by and construed in accordance with the laws of the Province of Ontario, including the federal laws of Canada applicable therein, but excluding choice of law rules.
3.	Counterparts. This acknowledgement and confirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
necessary in making proof of this acknowledgement and confirmation to produce or account for more than one such counterpart. Transmission of a copy of an executed signature page of this acknowledgement and confirmation by one party to the other by facsimile transmission or e-mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.
     IN WITNESS WHEREOF the parties have executed this acknowledgement and confirmation as of the ____ day of December, 2009.

GAIT CANADA INC.
By:	/s/
Authorized signatory

BANK HAPOALIM B.M., as Security Trustee
By:	/s/ A. Nemesh /s/ A. Avraham
Authorized Signatory

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
AMENDMENT
to the
FACILITY AGREEMENT
THIS AMENDMENT TO THE FACILITY AGREEMENT (“this Amending Agreement”) is made and entered into on the 30 day of December, 2010, amongst:
(1)	GAZIT—GLOBE LIMITED (“the Borrower”)
(2)	BANK HAPOALIM B.M., as Arranger, Lender, Facility Agent and Security Trustee
(3)	ISRAEL DISCOUNT BANK LTD., as Lender
AND
(4)	UNION BANK OF ISRAEL LTD., as Lender

WHEREAS:	the Borrower and the Finance Parties (other than the Trust Company) are parties to a Facility Agreement dated August 21, 2008, as amended and restated by an amending agreement dated November 29, 2009 and as amended on December 30, 2009, January 26, 2010 and February 24, 2010 (“the Facility Agreement”); and

WHEREAS:	following a request by the Borrower to further amend the Facility Agreement, the Borrower and the Finance Parties (other than the Trust Company) have, subject to fulfillment of the conditions precedent set out in clause 3 below, agreed to amend the Facility Agreement in the manner set out in clause 2 below,
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
6.	INTERPRETATION

Terms, words and expressions defined in the Facility Agreement not otherwise defined herein, shall bear the same meaning as in the Facility Agreement and all provisions of the Facility Agreement concerning matters of construction or interpretation shall apply to this Amending Agreement.

7.	AMENDMENT

Subject to the fulfilment of the conditions precedent referred to in clause 3 below, the Facility Agreement shall, with effect from the date of fulfilment of all such conditions precedent (“the Amendment Closing Date”), be amended in the manner set out below:

7.1	in clause 1.1.4B, the words “January 28, 2009 and March 25, 2009” shall be deleted and replaced by the words “January 28, 2009, March 25, 2009 and the Further Amendment Closing Date”;

7.2	in clause 1.1.35, paragraph (b) shall be deleted and replaced by the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
“(b)	each such period (other than: (i) the one ending on the Final Maturity Date and (ii) the period of that portion of the Loan in an amount of €34,000,000 originally extended on November 29, 2010 and ending on December 30, 2010 and shall be renewed for the period from December 30, 2010 ending on February 28, 2011) shall be a period of 3 (three) months or a multiple of 3 (three) months from the date of making the Loan, but no such period shall be longer than 12 (twelve) months;”
7.3	clause 1.1.40 shall be deleted and replaced by the words “Intentionally Deleted”;

7.4	clause 1.1.46 shall be deleted and replaced by the following:
“1.1.46	‘Final Maturity Date’ — means January 1, 2015;”
7.5	in clause 1.1.47(d), the word “and” shall be deleted and replaced by a comma and after the words “the Lenders’ Additional Fee Letter” the words “and the Lenders’ Extension Fee Letter” shall be added;

7.6	after clause 1.1.50, a new clause 1.1.50A shall be added as following:
“1.1.50A	‘Further Amendment Closing Date’ — means December 30, 2010;”
7.7	in clause 1.1.51 the words “85 Hanna Avenue, Suite 400, Toronto, Ontario, Canada MGK 3S3, Canada” shall be deleted and replaced by the words “109 Atlantic Avenue, Suite #303, Toronto, Ontario, Canada M6K 1X4”;

7.8	in clause 1.1.53, after the words “Schedule 1.1.53(B) hereto,” the following shall be inserted: “and on the Further Amendment Closing Date, and as may be further amended from time to time”;

7.9	in clause 1.1.55:

7.9.1	after the words “Schedule 1.1.55(B) hereto,”, the following shall be inserted: “ and on the Further Amendment Closing Date, and as may be further amended from time to time”;

7.9.2	the figures and words “12,061,073 (twelve million sixty-one thousand and seventy-three) common shares in the capital stock of FCR (TSX symbol FCR) and all Related Rights thereto; and” shall be deleted; and

7.9.3	the figures and words “CAD 106,790,000 (one hundred and six million seven hundred and ninety thousand Canadian Dollars)” shall be deleted and replaced by the figures and words “CAD 50,000,000 (fifty million Canadian Dollars)”;

7.10	in clause 1.1.77B, the words “January 28, 2009 and March 25, 2009” shall be deleted and replaced by the words “January 28, 2009, March 25, 2009 and the Further Amendment Closing Date”;

7.11	after clause 1.1.77B, a new clause 1.1.77C shall be added as following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“1.1.77C. ‘Lenders’ Extension Fee Letter’	— means the fee letter dated on or about the Further Amendment Closing Date between the Facility Agent on behalf of the Lenders with respect to fees payable by the Borrower to the Facility Agent for the account of all the Lenders”
7.12	in clause 5.1, the last two sentences, commencing with the words “For so long” and ending at the end of clause 5.1, shall be deleted;

7.13	in clause 9.1, the word “and” shall be deleted and replaced by a comma and after the words “the Lenders’ Additional Fee Letter” the words “and the Lenders’ Extension Fee Letter” shall be added;

7.14	clause 9.4 shall be deleted and replaced by the words “Intentionally Deleted”;

7.15	after clause 9.8A.2, a new clause 9.8A.3 shall be added as following:

“9.8A.3.	The Borrower paid on the Further Amendment Closing Date, in accordance with the Lenders’ Extension Fee Letter, to the Facility Agent, for each of the Lenders, the fees in the amounts set out in the aforesaid fee letter.
7.16	clause 14.1.7 shall be deleted and replaced by the words “Intentionally Deleted”;

7.17	in clauses 14.20.2, 15.7.2.1, 15.7.2.2 and 15.8.2.2:

7.17.1	the figures and words “[***]% ([***] percent)”, wherever they appear, shall be deleted and replaced by the figures and words “[***]% ([***] percent)”; and

7.17.2	the figures and words “[***]% ([***] percent)”, wherever they appear, shall be deleted and replaced by the figures and words “[***]% ([***] percent)”;

7.18	in the final paragraph of clause 15.8.1, the words “such Order is not cancelled within 21 (twenty-one) days thereof’, shall be deleted and replaced by the words “an appeal has been made in respect of such Order and such Order is not cancelled within 7 (seven) Business Days of such Order being granted”;

7.19	at the end of clause 15.9.2, the following paragraph shall be added:
“provided that, notwithstanding clauses 15.9.2.1, 15.9.2.2 and 15.9.2.3 above, the aforegoing in this clause 15.9.2 shall constitute an Event of Default also if an Order is granted in respect of any Proceedings as referred to in this clause 15.9.2 above, after a hearing in the presence of the Borrower, Gazit Midas or any other Obligor, as applicable, immediately upon the grant of such an Order.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
7.20	in clause 15.15.4, the word “shares” shall be deleted and replaced by the word “Securities”;

7.21	clause 15.17.1 shall be deleted and replaced by the words “Intentionally Deleted”;

7.22	in clause 15.19.1:

7.22.1	the figures and words “[***]% ([***] percent)” shall be deleted and replaced by the figures and words “[***]% ([***] percent)”; and

7.22.2	the figures and words “[***]% ([***] percent)” shall be deleted and replaced by the figures and words “[***]% ([***] percent)”;

7.23	clause 15.19.2.1 shall be deleted and replaced by the words “Intentionally Deleted”; and

7.24	clause 15.24 shall be deleted and replaced by the following:
“15.24. Cross Default
If:

15.24.1	as result of delay in payment or non-payment of any debt by the Borrower or MEL to any bank and/or financial institution and/or debenture (bond) holders (acting in accordance with terms of the instrument governing the relevant debenture (bond) (any of the foregoing a “Financial Creditor”), a Financial Creditor declares or demands that any debt or debts of the Borrower or MEL (as applicable) to such Financial Creditor in a cumulative amount which exceeds, (i) with respect to the Borrower, €30,000,000 (thirty million Euro), or (ii) with respect to MEL, €100,000,000 (one hundred million Euro) (each: the “Relevant Cross Default Threshold”), or, in each case the equivalent thereof in another currency is immediately due and payable and/or any Financial Creditor realizes any collateral provided to it by or for the Borrower or MEL in respect of any debt or debts of the Borrower or MEL (as applicable) to such Financial Creditor in a cumulative amount which exceeds the Relevant Cross Default Threshold or the equivalent thereof in another currency, unless such declaration, demand or realization is cancelled or a competent court has issued an order of injunction against such declaration, demand or realization proceedings within 21 (twenty-one) days of being made or commenced, as applicable; or

15.24.2	as a result of any breach or default, other than as a result of delay in payment or non-payment of any debt, any Indebtedness of the Borrower or MEL in an aggregate amount which exceeds the Relevant Cross Default Threshold or the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
equivalent thereof in another currency is declared by the holder or holders thereof which are Financial Creditors to be due prior to its scheduled maturity, or the Borrower or MEL is required due to any such breach or default to make any prepayment, repurchase or redemption thereof, prior to its scheduled maturity (i.e., acceleration), unless such declaration or requirement is cancelled within 21 (twenty-one) days of being made, or unless the Borrower or MEL (as applicable) is in good faith and on reasonable grounds contesting such declaration or requirement.
7.25	in clause 17.1:

7.25.1	the words “(c) Pledged MEL Shares; and (d) other collateral, if any, pledged to secure the Secured Obligations pursuant to clause 15.19.1.3 above” shall be deleted and replaced by the words “ and (c) other collateral, if any, pledged to secure the Secured Obligations pursuant to clause 15.19.1.3 above (other than, for the avoidance of doubt, Pledged MEL Shares);

7.25.2	in clause 17.1.1.1, the figures and words “0.55 (nought point fifty-five)” shall be deleted and replaced by the figures and words “0.5 (nought point five)”;

7.25.3	in clause 17.1.1.2, the figures and words “0.55 (nought point fifty-five)” shall be deleted and replaced by the figures and words “0.5 (nought point five)”; and

7.25.4	in clause 17.1.1.4, the words “(but excluding in respect of such MEL Shares to be released)” shall be deleted.

8.	CONDITIONS PRECEDENT

This Amending Agreement is subject to the conditions precedent that the Facility Agent shall have received, in form and substance satisfactory to the Facility Agent in its sole discretion, the documents, matters and things set out below, by no later than December 30, 2010 (except that with respect to the documents to be delivered pursuant to clauses 3.2.1 and 3.2.2 below, the Borrower may notify the Facility Agent that the delivery thereof may be postponed to a later date, in which case the delivery of such documents’ will not be considered a condition precedent for the effectiveness of this Amending Agreement):

8.1	confirmation by the Chief Financial Officer of the Borrower that no Default has occurred and is continuing, and that no Default is likely to occur as a result of this Amending Agreement;

8.2	originals of the following documents, duly executed, together with any documents required to be delivered on the date of signature thereof or as conditions precedent to the effectiveness thereof or in order to register such documents, all the aforegoing to be in the respective forms as attached to this Amending Agreement or, if not so attached, in a form and on terms and conditions satisfactory to the Facility Agent:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
8.2.1	an amendment to the Gazit Canada Israeli Pledge in the form of Exhibit A hereto,

8.2.2	an amendment to the Gazit Canada Ontario Pledge in a form reasonably acceptable by the Lender (to the extent that an amendment to the Gazit Canada Ontario Pledge is requested by the Borrower); and

8.2.3	an acknowledgement by Gazit Canada regarding the amendment to the Facility Agreement in the form of Exhibit B hereto.

If any of the documents detailed in clause 3.2 above shall be executed outside of the State of Israel, then such document must be certified in accordance with the Hague Apostille Convention or Section 30 of the Evidence Ordinance [New Version], 5731-1971;

8.3	fee letters with the Facility Agent (in its capacity as Arranger) and with the Facility Agent on behalf of the Lenders relating to this Amending Agreement, executed by the Borrower, and the payment of all fees thereunder;

8.4	fee letter with the Facility Agent on behalf of the Lenders relating to the extension fee referred to in clause 9.8A.3 of the Facility Agreement (as would be amended by this Amending Agreement), executed by the Borrower, and the payment of all fees thereunder; and

8.5	all of the Borrower’s representations and warranties referred to in clause 4 below shall be accurate in all material respects as of the Amendment Closing Date, as if made on the Amendment Closing Date.

9.	ACKNOWLEDGMENT BY THE BORROWER

The Borrower acknowledges that the Finance Parties (other than the Trust Company) have agreed to this Amending Agreement in full reliance on the November 30 Representation and Warranties, which are deemed to be repeated on the date of signature of this Amending Agreement, subject to the following amendments: (i) in clause 13.8.4 of the Facility Agreement, the figures and words “372,052,993 (three hundred and seventy-two million fifty-two thousand nine hundred and ninety-three)” shall be deemed to be replaced with the figures and words: 372,696,326 (three hundred and seventy-two million six hundred and ninety-six thousand three hundred and twenty-six)”; (ii) in clause 13.10.1 of the Facility Agreement, Schedule 13.10 shall be deemed to be amended in order to include the following additional Proceedings: a claim dated November 22, 2010 issued by Meinl Bank AG and B.V. voorheen Firma W. de Liefde against the Borrower, Gazit Midas, the other Investor Parties, MEL, Chaim Katzman, Michael Bar Haim and others submitted to the Royal Court of Jersey (a copy of which claim has been supplied to the Facility Agent); (iii) in clause 13.11.1, after the words “March 26, 2009, the following words shall be deemed to be added: “as amended by a letter dated August 18, 2010 issued by Atrium European Management N.V. and confirmed by Mr. Chaim Katzman”; and (iv) in clause 13.11.2(ii), the following words shall be deemed to be added at the beginning of such clause: “other than as described in Schedule 13.10 as amended pursuant to the Amending Agreement dated December 30, 2010”. In this clause 4, “the November 30 Representation and Warranties” means those representations and warranties referred to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
in clause 13 of the Facility Agreement, which, pursuant to clause 13.20.2 of the Facility Agreement were deemed repeated on November 30, 2009, provided however that, other than the representations and warranties referred to in clauses 13.7.1, 13.11.4 and 13.14, every reference to, and every representation and warranty stated to be made as of, the “Amendment Closing Date”, as such term is defined in the Facility Agreement, shall (subject to the amendments mentioned above) also be a reference to, or shall be deemed made as of, the date of signature of this Amending Agreement. For the avoidance of doubt, all references to “Finance Documents” in the representations and warranties set out in clause 13 of the Facility Agreement, shall include also this Amending Agreement.

10.	NO REIMBURSEMENT OF EXTENSION OPTION FEE

For the avoidance of doubt, the Borrower shall not be entitled to receive reimbursement of that part of the Extension Period Fee (which was paid in accordance with clause 9.4 of the Facility Agreement, in its form prior to its amendment hereby) relating to the period following the Amendment Closing Date.

11.	CHANGE OF CONTROL OVER CITI PROPERTIES INVESTORS

The Borrower shall procure that the Facility Agent shall be reasonably satisfied, by January 31, 2011, that the purchase of Citi Properties Investors by an affiliate of Apollo Global Management LLC does not derogate from the validity and enforceability of the Master Transaction Agreement, the Atrium Deed, the Transaction Agreement, the CPI/Gazit MTA Deed of Assignment the Borrower MTA Assignment, the Relationship Agreement, the Relationship Agreement Deed of Assignment and the Shareholders’ Agreement.

12.	AMENDMENT TO THE FACILITY AGREEMENT

Subject to the fulfillment of the conditions precedent set out in clause 3 above by December 30, 2010, and with effect from the Amendment Closing Date, the Facility Agreement is hereby amended as expressly set out in this Amending Agreement above. This Amending Agreement shall be read together with the Facility Agreement as one agreement and, save as expressly amended by this Amending Agreement, the Facility Agreement shall remain unaltered and in full force and effect. In the event that the conditions precedent set out in clause 3 above are not fulfilled by December 30, 2010, this Amending Agreement, save for clause 3.4 above, shall no longer be of any force or effect and the Facility Agreement shall remain unaltered and in full force and effect.

13.	GENERAL

Clauses 26, 27, 28 and 29 of the Facility Agreement shall apply to this Amending Agreement as if set out herein and as if all references to “this Agreement” in such clauses were references to this Amending Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
IN WITNESS WHEREOF, the parties have signed this Amendment to the Facility Agreement on the date first mentioned above.

the BORROWER:

for	GAZIT-GLOBE LIMITED

By: Title:	/s/ Roni Sofer

the ARRANGER:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

the LENDERS:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

for	ISRAEL DISCOUNT BANK LTD.

By: Title:	/s/ Business Mgr., Corp. Banking Subdivision

for	UNION BANK OF ISRAEL LTD.

By: Title:	/s/ Tahr Avraham; /s/ Kroin Taly

the FACILITY AGENT:

for	BANK HAPOALIM B.M.

By: Title:	/s/ A. Avraham

the SECURITY TRUSTEE:

for	BANK HAPOALIM B.M.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

By: Title:	/s/ A. Avraham

Lawyer’s Confirmation
We, the undersigned Eran Ballain acting as legal counsel to Gazit—Globe Limited (“the Borrower”), hereby confirm to Bank Hapoalim B.M, Israel Discount Bank Ltd. and Union Bank of Israel Ltd. that: (i) this Amending Agreement (as such term is defined above) has been duly signed by the Borrower through its authorized signatories Godi Cunia and Varda Zuntz and (ii) this Amending Agreement and the Facility Agreement (as such term is defined in this Amending Agreement) as amended by this Amending Agreement, duly bind the Borrower.

/s/ Eran Ballain Signature	30/12/2010 Date